As filed with the U.S. Securities and Exchange Commission on August 26, 2005

Securities Act File No. 2-74288

Investment Company Act File No. 811-03275

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 110	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 112	☒

(Check appropriate box or boxes)

Smith Barney Investment Funds Inc.

(Exact Name of Registrant as Specified in Charter)

125 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 451-2010

Robert I. Frenkel

Smith Barney Investment Funds Inc.

300 First Stamford Place

Stamford, CT 06902

(Name and Address of Agent for Service)

Copy to:

Dianne E. O’Donnell, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on August 29, 2005 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SMITH BARNEY

MULTIPLE DISCIPLINE FUNDS

ALL CAP GROWTH AND VALUE FUND

GLOBAL ALL CAP GROWTH

AND VALUE FUND

LARGE CAP GROWTH

AND VALUE FUND

BALANCED ALL CAP GROWTH

AND VALUE FUND

ALL CAP AND INTERNATIONAL FUND

Class A, B, C and Y shares

August 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Smith Barney Multiple Discipline Funds

Each fund is a separate series of Smith Barney Investment Funds Inc., a Maryland corporation.

Smith Barney Mutual Funds	1

Multiple Discipline Funds—All Cap Growth and Value Fund

Investments, risks and performance

Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund is made up of an All Cap Growth segment and an All Cap Value segment (collectively, the “All Cap Growth and Value Fund”).

Investment objective

Long-term capital growth.

Principal investment strategies

Key investments The All Cap Growth and Value Fund invests primarily in equity securities of companies of any size. The All Cap Growth segment seeks to combine the long-term growth potential of small- to medium-size company stocks with the relative stability of large company growth stocks believed by the segment’s managers to be of high quality. The All Cap Value segment seeks to structure a high-quality portfolio by investing in large-, medium- and small-company stocks whose market prices in the opinion of the segment’s managers are attractive in relation to their business fundamentals.

Selection process The All Cap Growth and Value Fund’s strategy combines the efforts of the managers of the two segments and invests in the stock selections considered most attractive in the opinion of each segment’s managers. The fund’s portfolio is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of recommendations received from each segment’s managers. The target allocations are 50% to the All Cap Growth segment and 50% to the All Cap Value segment.

The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and determine whether the size of each position is appropriate for the fund. In order to maintain the fund’s target allocations between the segment managers, the coordinating portfolio managers will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the managers of the two segments, as appropriate

2	Smith Barney Multiple Discipline Funds

■	Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent that the percentage of the fund’s portfolio invested in either the All Cap Growth or All Cap Value segment’s securities equals or exceeds 60% of the fund’s total assets

Upon consultation with the fund’s segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if one or more segments become over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segment that is below its targeted percentage or (2) by selling securities in the portfolio segment that exceeds its targeted percentage with the proceeds being reallocated to the portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment buys a security when another segment is selling it, the net position of the fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

All Cap Growth segment The All Cap Growth segment managers seek to identify the stocks of companies of any size that exhibit superior balance sheets, exceptional managements, and long-term consistent operating histories. The segment managers also consider stocks of companies that they believe have rapid earnings growth potential, unrecognized values and industry leadership, and favor management teams with significant ownership stakes in the companies.

All Cap Value segment The All Cap Value segment managers apply a selection process that is based on fundamental security analysis and stresses a long-term value orientation. The segment managers seek to invest in companies whose stock prices, in their opinion, are undervalued relative to their long-term business fundamentals. The segment managers favor companies that generally have strong balance sheets and that, in their opinion,

Smith Barney Mutual Funds	3

have stock prices that do not accurately reflect cash flows, tangible assets or management skills. Cyclical stocks and companies currently out of favor with analysts and investors are emphasized.

The segment managers emphasize industry sectors perceived to be undervalued relative to the broad market. The segment managers monitor portfolio holdings on both a technical and fundamental basis. The segment managers also track the buying and selling patterns by company insiders in company stock.

Principal risks of investing in the All Cap Growth and Value Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	U.S. stock markets decline or perform poorly relative to other types of investments
■	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	A segment manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
■	Value and/or growth stocks fall out of favor with investors
■	Large-cap stocks fall out of favor with investors
■	Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund that invests primarily in large-cap companies. Mid- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large-cap companies. The prices of mid-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks
■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth

Who may want to invest The All Cap Growth and Value Fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund investing in fixed income investments
■	Are willing to accept the risks of the stock market

4	Smith Barney Multiple Discipline Funds

■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large-cap companies
■	Are seeking to participate in the long-term potential, and are willing to accept the special risks and potential long-term rewards, of mid- and small-cap companies
■	Are seeking equity diversification

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Performance information*

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and dividends and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return—Class A Shares

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest: 19.01% in 4th Quarter 2001

Lowest: (22.15)% in 3rd Quarter 2001

Year-to-date through 06/30/05: (7.04)%

*	Prior to January 21, 2004, the fund followed different investment strategies under the name “Premier Selections All Cap Growth Fund.”

6	Smith Barney Multiple Discipline Funds

Average Annual Total Returns

(for periods ended 12/31/04)

	1 Year	Since Inception	Inception Date
Class A			06/30/00
Return before taxes	(0.12)%	(7.37)%
Return after taxes on distributions(1)	(0.12)%	(7.37)%
Return after taxes on distributions and sale of fund shares(1)	(0.08)%	(6.13)%
Other Classes (Return before taxes only)
Class B	(0.55)%	(7.21)%	06/30/00
Class C	3.31%	(7.00)%	06/30/00
Class Y	N/A	N/A	(2)
Russell 3000 Index	11.95%	(1.50)%	(3)
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	No performance information is presented for Class Y shares since they were not outstanding for the full calendar year.
(3)	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Index comparison begins on 06/30/00.

It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in All Cap Growth and Value Fund shares.

All Cap Growth and Value Fund shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None

All Cap Growth and Value Fund annual operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y
Management fee	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.20%	0.22%	0.20%	0.06%

Total annual All Cap Growth and Value Fund operating expenses**	1.20%	1.97%	1.95%	0.81%
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	The manager will waive fees and/or reimburse expenses to the extent necessary so that “Total annual operating expenses” will not exceed 1.40% for Class A, 2.15% for Class B, 2.15% for Class C and 0.99% for Class Y. This waiver and/or reimbursement is voluntary and may be amended or discontinued at any time.

8	Smith Barney Multiple Discipline Funds

Example

This example helps you compare the costs of investing in the All Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the All Cap Growth and Value Fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the All Cap Growth and Value Fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The All Cap Growth and Value Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$616	$862	$1,127	$1,882
Class B (redemption at end of period)	$700	$918	$1,162	$2,097	*
Class B (no redemption)	$200	$618	$1,062	$2,097	*
Class C (redemption at end of period)	$298	$612	$1,052	$2,275
Class C (no redemption)	$198	$612	$1,052	$2,275
Class Y (with or without redemption)	$83	$259	$450	$1,002
*	assumes conversion to Class A shares approximately eight years after purchase

More on the All Cap Growth and Value Fund’s investments

Both Segments

Other investments The All Cap Growth and Value Fund may invest to a limited extent in money market instruments and/or cash to pay expenses and/or meet redemption requests.

Derivatives and hedging techniques The All Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates

Smith Barney Mutual Funds	9

■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign securities The All Cap Growth and Value Fund may invest to a limited extent in American Depository Receipts (ADRs) and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Defensive investing The All Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The All Cap Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

10	Smith Barney Multiple Discipline Funds

Portfolio holdings The All Cap Growth and Value Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the Statement of Additional Information (“SAI”).

The All Cap Growth and Value Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Smith Barney Mutual Funds	11

Multiple Discipline Funds—Global All Cap Growth and Value Fund

Investments, risks and performance

Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund is made up of four segments: Large Cap Growth, Large Cap Value, Multi-Cap Growth and International-American Depository Receipts (collectively, the “Global All Cap Growth and Value Fund”).

Investment objective

Long-term capital growth.

Principal investment strategies

Key investments The Global All Cap Growth and Value Fund invests primarily in equity securities across a broad range of management disciplines seeking to optimize results and reduce volatility. The fund seeks to reduce company-specific risk by minimizing overlap of securities across equity styles and reduce industry-specific risk by minimizing concentration in particular industry groups across equity styles.

The Large Cap Growth segment seeks to invest in large cap growth stocks that in the segment manager’s opinion are of high quality and have superior balance sheets, exceptional management teams and consistent, long-term operating histories. This investment style will focus on more consistent growth of capital while seeking to reduce volatility of returns. The Large Cap Value segment seeks to invest in established, undervalued companies that the segment manager believes to be experiencing a fundamental, positive change that is not reflected in the stock price. The Multi-Cap Growth segment seeks to invest in companies that the segment manager believes have strong fundamentals and the potential for rapid earnings growth. The International-ADR segment seeks to build a long-term, diversified portfolio with exceptional risk/reward characteristics.

The Global All Cap Growth and Value Fund invests in foreign securities only through ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund does not invest in foreign securities that are not traded in U.S. markets.

Selection process The Global All Cap Growth and Value Fund strategy combines the efforts of the four segment managers and invests in the stock

12	Smith Barney Multiple Discipline Funds

selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks that he believes offer superior long-term capital growth potential. The target allocations are 30% to the Large Cap Growth segment, 30% to the Large Cap Value segment, 20% to the Multi-Cap Growth segment and 20% to the International-ADR segment. The fund’s portfolio is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of recommendations received from each segment’s manager. The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and determine whether the size of each position is appropriate for the fund.

In order to maintain the fund’s target allocations among the segment managers, the coordinating portfolio managers will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the four segment managers, as appropriate
■	Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent that the percentage of the fund’s portfolio invested in any of the Large Cap Growth, Large Cap Value, Multi-Cap Growth or International-ADR segment’s securities diverges by more than 10% from the target allocation for that segment

Upon consultation with the fund’s segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if one or more segments become over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segments that are below their targeted percentages or (2) by selling securities in the portfolio segments that exceed their targeted percentages with the proceeds being reallocated to the portfolio segments that are below their targeted percentages. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one

Smith Barney Mutual Funds	13

segment buys a security when another segment is selling it, the net position of the Global All Cap Growth and Value Fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

Large Cap Growth segment The segment manager seeks to invest in the stocks of well-known companies believed to have strong growth prospects. The segment manager seeks consistent growth of capital and reduced volatility of returns. With respect to this segment, the fund strives to outperform the broad stock market over a full market cycle with less volatility.

In selecting individual companies for investment, the segment manager considers:

■	Above-average growth prospects
■	Technological innovation
■	Industry dominance
■	Competitive products and services
■	Global scope
■	Long-term operating history
■	Strong cash flow
■	High return on equity
■	Strong financial condition
■	Experienced and effective management

Large Cap Value segment The segment manager seeks to invest in the stocks of established companies believed to be available at attractive prices. The segment manager seeks stocks of companies that are experiencing positive fundamental changes that the segment manager believes are not yet reflected in their price. With respect to this segment, the fund seeks reduced volatility as well as long-term capital growth.

In selecting individual companies for investment, the segment manager considers:

■	Demonstrated financial strength
■	Improving returns on invested capital and cash flow
■	New management
■	New product development or change in competitive position
■	Regulatory changes favoring the company
■	Restructuring
■	New business strategy not yet recognized by the marketplace

14	Smith Barney Multiple Discipline Funds

Multi-Cap Growth segment The segment manager seeks to invest in those growth company stocks that the segment manager believes have the potential for above-average, long-term earnings and/or cash flow in excess of that expected for the market as a whole. In selecting individual companies for investment, the segment manager utilizes a bottom-up discipline that:

■	Emphasizes fundamental analysis that includes earnings and/or cash flow growth, franchise values, returns on equity and breadth of management
■	Focuses on leaders within their industries and sizes with potential for strong earnings and/or cash flow growth
■	Seeks companies where managements have significant ownership stakes

Investments may be made in stocks of companies of any size. Small-cap and mid-cap investments tend to be in companies believed to be overlooked by analysts and investors. The segment manager stresses a long-term investment horizon. Circumstances in which the segment manager re-examines whether a portfolio holding should continue to be held include:

■	A belief by the segment manager that long-term deterioration in the fundamentals of the company and/or its industry is likely to occur
■	The occurrence of a management change that the segment manager believes will have a significant negative effect on the company’s long-term prospects

International-ADR segment The segment manager seeks to invest in international stocks via ADRs of global companies considered by the manager to be of high quality and whose intrinsic values do not appear to be recognized by the markets. The International-ADR segment seeks to build a long-term, well-diversified portfolio with favorable risk/reward characteristics. With respect to this segment, the fund strives to outperform the international benchmarks over a full market cycle while seeking to maintain positive returns.

In selecting individual companies for investment, the International-ADR segment manager looks for the following:

■	Above-average earnings growth
■	High relative return on invested capital
■	Experienced and effective management
■	Effective research, product development and marketing
■	Competitive advantages
■	Strong financial condition or stable or improving credit quality

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In allocating assets among countries and regions, the segment manager evaluates economic and political factors, including the following:

■	Low or decelerating inflation which creates a favorable environment for securities markets
■	Stable governments with policies that encourage economic growth, equity investment and development of securities markets
■	Currency stability
■	Range of individual investment opportunities

Principal risks of investing in the Global All Cap Growth and Value Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	U.S. or foreign stock markets decline, or perform poorly relative to other types of investments
■	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	A segment manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
■	Value and/or growth stocks fall out of favor with investors
■	Large-cap stocks fall out of favor with investors
■	Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund that invests primarily in large-cap companies. Mid- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large-cap companies. The prices of medium-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks
■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth
■	Adverse governmental action or political, economic or market instability affects a foreign country or region
■	The currency in which a security underlying an ADR is priced declines in value relative to the U.S. dollar

16	Smith Barney Multiple Discipline Funds

Who may want to invest The Global All Cap Growth and Value Fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund investing in fixed income investments
■	Are willing to accept the risks of the stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large-cap companies
■	Are seeking to participate in the long-term potential, and are willing to accept the special risks and potential long-term rewards, of mid- and small-cap companies
■	Are seeking diversification

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Performance information*

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and dividends and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return—Class A Shares

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest: 18.34% in 4th Quarter 2001

Lowest: (23.76)% in 2nd Quarter 2002

Year-to-date through 06/30/05: (7.59)%

*	Prior to January 21, 2004, the fund followed different investment strategies under the name “Premier Selections Global Growth Fund.”

18	Smith Barney Multiple Discipline Funds

Average Annual Total Returns

(for periods ended 12/31/04)

	1 Year	Since Inception	Inception Date
Class A			06/30/00
Return before taxes	5.58%	(6.44)%
Return after taxes on distributions(1)	5.58%	(6.44)%
Return after taxes on distributions and sale of fund shares(1)	3.63%	(5.37)%
Other Classes (Return before taxes only)
Class B	5.13%	(1.58)%	06/30/00
Class C	9.24%	(0.50)%	06/30/00
Class Y	N/A	N/A	(2)
MSCI World Growth Index	10.90%	(7.25)%	(3)
MSCI EAFE Index	20.25%	(0.35)%	(4)
Russell 3000 Index	11.95%	(1.50)%	(5)
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	No performance information is presented for Class Y shares since they were not outstanding for the full calendar year.
(3)	The MSCI World Growth Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividend. Index comparison begins on 06/30/00.
(4)	The MSCI EAFE (Europe, Australasia and Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. (The 22 countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan, Malaysia and Singapore). Index performance is calculated with net dividend. Index comparison begins on 06/30/00.
(5)	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Index comparison begins on 6/30/00.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Smith Barney Mutual Funds	19

Fee table

This table sets forth the fees and expenses you may pay if you invest in Global All Cap Growth and Value Fund shares.

Global All Cap Growth and Value Fund shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None

Global All Cap Growth and Value Fund annual operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y
Management fee	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.30%	0.33%	0.32%	0.13%

Total annual Global All Cap Growth and Value Fund operating expenses**	1.30%	2.08%	2.07%	0.88%
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	The manager will waive fees and/or reimburse expenses to the extent necessary so that “Total annual operating expenses” will not exceed 1.40% for Class A, 2.15% for Class B, 2.15% for Class C and 0.99% for Class Y. This waiver and/or reimbursement is voluntary and may be amended or discontinued at any time.

20	Smith Barney Multiple Discipline Funds

Example

This example helps you compare the costs of investing in the Global All Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the Global All Cap Growth and Value Fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Global All Cap Growth and Value Fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The Global All Cap Growth and Value Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$626	$891	$1,177	$1,989
Class B (redemption at end of period)	$711	$952	$1,219	$2,211	*
Class B (no redemption)	$211	$652	$1,119	$2,211	*
Class C (redemption at end of period)	$310	$649	$1,114	$2,400
Class C (no redemption)	$210	$649	$1,114	$2,400
Class Y (with or without redemption)	$90	$281	$488	$1,084
*	assumes conversion to Class A shares approximately eight years after purchase

Smith Barney Mutual Funds	21

More on the Global All Cap Growth and Value Fund’s investments

International—ADR Segment

The Global All Cap Growth and Value Fund invests in foreign securities only through ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

All segments

Other investments The Global All Cap Growth and Value Fund may invest to a limited extent in money market instruments and/or cash to pay expenses and meet redemption requests.

Derivatives and hedging techniques The Global All Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

22	Smith Barney Multiple Discipline Funds

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive investing The Global All Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The Global All Cap Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

Portfolio holdings The Global All Cap Growth and Value Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

The Global All Cap Growth and Value Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Smith Barney Mutual Funds	23

Multiple Discipline Funds—Large Cap Growth and Value Fund

Investments, risks and performance

Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund is made up of Large Cap Value and Large Cap Growth segments (collectively, the “Large Cap Growth and Value Fund”).

Investment objective

Long-term capital growth.

Principal investment strategies

Key investments The Large Cap Growth and Value Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations—those with total market capitalizations of $5 billion or more at the time of investment—and related investments. The Large Cap Growth segment seeks to invest in large capitalization growth stocks that in the segment manager’s opinion are of high quality and have superior balance sheets, exceptional management teams and consistent, long-term operating histories. This investment style focuses on more consistent growth of capital while seeking to reduce volatility of returns. The Large Cap Value segment seeks to invest in established, undervalued companies that the segment manager believes to be experiencing a fundamental, positive change that is not reflected in the stock price.

The Large Cap Growth and Value Fund’s 80% investment policy may be changed by the Board of Directors on 60 days’ notice to shareholders.

Selection process The Large Cap Growth and Value Fund’s strategy combines the efforts of two segment managers with different styles (Value and Growth) and invests in the stock selections considered most attractive in the opinion of each segment manager. The target allocations are 50% to the Large Cap Growth segment and 50% to the Large Cap Value segment. The fund’s portfolio is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of recommendations received from each segment’s managers.

The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments, and determine whether the size of each position is appropriate for the Large Cap Growth and Value Fund.

24	Smith Barney Multiple Discipline Funds

In order to maintain the fund’s target allocations between the segment managers, the coordinating portfolio managers will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) between the managers of the two segments, as appropriate
■	Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent that the percentage of the fund’s portfolio invested in either the Large Cap Growth or Large Cap Value segment’s securities equals or exceeds 60% of the fund’s total assets

Upon consultation with the fund’s segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if either segment becomes over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segment that is below its targeted percentage or (2) by selling securities in the portfolio segment that exceeds its targeted percentage with the proceeds being reallocated to the portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment buys a security when another segment is selling it, the net position of the fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

Large Cap Growth segment The Large Cap Growth segment manager seeks to invest in the stocks of well-known companies believed to have strong growth prospects. The segment manager seeks more consistent growth of capital and reduced volatility of returns. With respect to this segment, the fund strives to outperform the broad stock market over a full market cycle with less volatility.

Smith Barney Mutual Funds	25

In selecting individual companies for investment, the segment manager considers:

■	Above-average growth prospects
■	Technological innovation
■	Industry dominance
■	Competitive products and services
■	Global scope
■	Long-term operating history
■	Strong cash flow
■	High return on equity
■	Strong financial condition
■	Experienced and effective management

Large Cap Value segment The Large Cap Value segment manager seeks to invest in the stocks of established companies believed to be available at attractive prices. The segment manager seeks stocks of companies that are experiencing positive fundamental changes that the segment manager believes are not yet reflected in their price. With respect to this segment, the fund seeks reduced volatility as well as long-term capital growth.

In selecting individual companies for investment, the segment manager considers:

■	Demonstrated financial strength
■	Improving returns on invested capital and cash flow
■	New management
■	New product development or change in competitive position
■	Regulatory changes favoring the company
■	Restructuring
■	New business strategy not yet recognized by the marketplace

Principal risks of investing in the Large Cap Growth and Value Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	U.S. stock markets decline or perform poorly relative to other types of investments
■	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests

26	Smith Barney Multiple Discipline Funds

■	The segment manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
■	Value and/or growth stocks fall out of favor with investors
■	Large-cap stocks fall out of favor with investors
■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth; or
■	The Large Cap Growth and Value Fund is non-diversified, which means that the Fund may invest more than 5% of its assets in the securities of any one issuer. To the extent the Large Cap Growth and Value Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Who may want to invest The Large Cap Growth and Value Fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund investing in fixed income investments
■	Are willing to accept the risks of the stock market
■	Wish to invest indirectly in select large-cap companies

Smith Barney Mutual Funds	27

Performance information*

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and dividends and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return—Class A Shares

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest: 17.54% in 2nd Quarter 2003

Lowest: (22.52)% in 3rd Quarter 2002

Year-to-date through 06/30/05: (6.51)%

*	Prior to January 21, 2004, the fund followed different investment strategies under the name “Premier Selections Large Cap Fund.”

28	Smith Barney Multiple Discipline Funds

Average Annual Total Returns

(for periods ended 12/31/04)

	1 Year	5 Years	Since Inception	Inception Date
Class A				08/31/99
Return before taxes	0.18%	(6.47)%	(4.93)%
Return after taxes on distributions(1)	(0.12)%	(6.65)%	(5.11)%
Return after taxes on distributions and sale of fund shares(1)	0.11%	(5.47)%	(4.21)%
Other Classes (Return before taxes only)
Class B	(0.29)%	(6.41)%	(4.74)%	08/31/99
Class C	3.71%	(6.22)%	(4.74)%	08/31/99
Class Y	N/A	N/A	N/A	(2)
Russell 1000 Index	11.40%	(1.76)%	0.61%	(3)
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	No Class Y shares were outstanding on December 31, 2004.
(3)	The Russell 1000 Index measures the performance of those 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index comparison begins on 08/31/99.

It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

Smith Barney Mutual Funds	29

Fee table

This table sets forth the fees and expenses you may pay if you invest in Large Cap Growth and Value Fund shares.

Large Cap Growth and Value Fund shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None

Large Cap Growth and Value Fund annual operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y**
Management fee	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.26%	0.26%	0.26%	0.26%

Total annual Large Cap Growth and Value Fund operating expenses***	1.26%	2.01%	2.01%	1.01%
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	For Class Y shares, “Other expenses” have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended April 30, 2005.
***	The manager will waive fees and/or reimburse expenses to the extent necessary so that “Total annual operating expenses” will not exceed 1.40% for Class A, 2.15% for Class B, 2.15% for Class C and 0.99% for Class Y. This waiver and/or reimbursement is voluntary and may be amended or discontinued at any time.

Example

This example helps you compare the costs of investing in the Large Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the Large Cap Growth and Value Fund for the period shown

30	Smith Barney Multiple Discipline Funds

■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Large Cap Growth and Value Fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The Large Cap Growth and Value Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$622	$880	$1,157	$1,946
Class B (redemption at end of period)	$704	$930	$1,183	$2,144	*
Class B (no redemption)	$204	$630	$1,083	$2,144	*
Class C (redemption at end of period)	$304	$630	$1,083	$2,338
Class C (no redemption)	$204	$630	$1,083	$2,338
Class Y (with or without redemption)	$103	$322	$558	$1,236
*	assumes conversion to Class A shares approximately eight years after purchase

More on the Large Cap Growth and Value Fund’s investments

Derivatives and hedging techniques The Large Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

Smith Barney Mutual Funds	31

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Other investments While the Large Cap Growth and Value Fund intends to be substantially invested in equity securities of large cap companies, the fund may invest up to 20% of its assets in equity securities of companies with total market capitalizations below $5 billion and in money market instruments and/or cash to pay expenses and meet redemption requests.

The Large Cap Growth and Value Fund may invest up to 10% of its assets (at the time of investment) in ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Defensive investing The Large Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The Large Cap Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

Portfolio holdings The Large Cap Growth and Value Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

The Large Cap Growth and Value Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

32	Smith Barney Multiple Discipline Funds

Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

Investments, risks and performance

Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund is made up of an All Cap Growth segment, an All Cap Value segment and a Fixed Income segment—Government Securities Management (collectively, the “Balanced All Cap Growth and Value Fund”).

Investment objective

Balanced between long-term growth of capital and principal preservation.

Principal investment strategies

Key investments The Balanced All Cap Growth and Value Fund invests in a mix of equity securities of companies of any size and fixed income securities in the short to intermediate average maturity ranges to help reduce market volatility.

The All Cap Growth segment seeks to combine the long-term growth potential of small- to medium-size company stocks with the relative stability of large company growth stocks believed by the segment’s managers to be of high quality. The All Cap Value segment seeks to structure a high-quality portfolio by investing in large-, medium- and small-company stocks whose market prices in the opinion of the segment’s managers are attractive in relation to their business fundamentals. The Fixed Income segment—Government Securities Management seeks to invest in short- to intermediate-term U.S. Treasury bills, notes, bonds and U.S. government agency securities—with an average maturity of approximately 2.5 to 7 years—using active portfolio management. This segment seeks to provide total return that exceeds returns over a market cycle from certificates of deposit, money market funds, or the passive purchase and holding of government securities until maturity.

Selection process The Balanced All Cap Growth and Value Fund’s strategy combines the efforts of the three segments’ managers and invests in the stock or government securities selections considered most attractive in the opinion of each segment’s managers. The target allocations are 35% to each of the All Cap Growth and All Cap Value segments and 30% to the Fixed Income segment—Government Securities Management. The fund’s portfolio is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of recommendations received from each segment’s managers.

Smith Barney Mutual Funds	33

The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers recommend the same security for their respective segments and determine whether the size of each position is appropriate for the fund. In order to maintain the fund’s target allocations among the segment managers, the coordinating portfolio managers will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the three segments, as appropriate
■	Rebalance the allocation of the segments in the fund’s portfolio promptly to the extent the percentage of the fund’s portfolio invested in any of the All Cap Growth, All Cap Value or Fixed Income—Government Securities Management segment’s securities diverges by more than 10% from the target allocation, except that the fund will maintain a minimum of 25% of its net assets in the Fixed Income segment—Government Securities Management

Upon consultation with the segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if one or more segments becomes over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers and the segment managers. As a result of the possibility of allocation adjustments, the performance of, and the tax attributes associated with, the fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflow to the portfolio segments that are below their targeted percentages or (2) by selling securities in the portfolio segments that exceed their targeted percentages with proceeds being reallocated to the portfolio segments that are below their targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment buys a security when another segment is selling it, the net position of the fund in the security may be approximately the same as it would have been with a single segment and no such transactions. The coordinating portfolio managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

34	Smith Barney Multiple Discipline Funds

All Cap Growth segment The All Cap Growth segment managers seek to identify the stocks of companies of any size that exhibit superior balance sheets, exceptional managements and long-term consistent operating histories. The segment managers also consider stocks of companies that they believe have rapid earnings growth potential, unrecognized values and industry leadership, and favor management teams with significant ownership stakes in the companies.

All Cap Value segment The All Cap Value segment managers apply a selection process that is based on fundamental security analysis and stresses a long-term value orientation. The segment managers seek to invest in companies whose stock prices, in their opinion, are undervalued relative to the long-term business fundamentals. The segment managers favor companies that generally have strong balance sheets, and that, in their opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills. Cyclical stocks and companies currently out of favor with analysts and investors are emphasized.

The segment managers emphasize industry sectors perceived to be undervalued relative to the broad market. The segment managers monitor portfolio holdings on both a technical and fundamental basis. The segment managers also track the buying and selling patterns by company insiders in company stock.

Fixed Income segment—Government Securities Management The segment managers focus on short-term to intermediate-term U.S. Treasury bills, notes, bonds and U.S. government agency securities, with an average maturity of approximately 2.5 to 7 years. The segment is managed based on analysis of specific fundamental factors. The segment managers are responsible for monitoring daily market activity in an attempt to provide incremental return exceeding that expected under certain buy and hold and random trading strategies. As a general procedure, the segment managers determine the average maturity position according to the following guidelines:

Market Conditions	Portfolio Position	Average Maturity for the Segment
Rising Interest Rates	Defensive	2.5 Years
Conditions Unclear	Neutral	4.0 Years
Falling Interest Rates	Positive	7.0 Years

In selecting securities and assembling the segment, the segment managers screen for greatest relative value and structure the segment to maximize total return and reduce risk.

Smith Barney Mutual Funds	35

Principal risks of investing in the Balanced All Cap Growth and Value Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	U.S. stock markets decline, or perform poorly relative to other types of investments
■	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	Large cap stocks fall out of favor with investors
■	Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large cap companies and government securities. Medium- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large capitalization companies. The prices of medium cap stocks tend to be more volatile than the prices of large cap stocks. In addition, small cap stocks may be less liquid than large cap stocks
■	Interest rates increase, causing the prices of fixed income securities to decline, which would reduce the value of the fund’s U.S. government securities
■	The segment managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular stock or U.S. government security proves to be incorrect
■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth

Who may want to invest The Balanced All Cap Growth and Value Fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund investing exclusively in fixed income investments
■	Are willing to accept the risks of the stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies
■	Are seeking to participate in the long-term potential, and are willing to accept the special risks and potential long-term rewards, of mid- and small- cap companies
■	Are seeking an investment balancing long-term growth of capital from equity investments with investments in U.S. government securities

36	Smith Barney Multiple Discipline Funds

Performance information

As the fund does not have a full calendar year of operations, no performance information is available as of the date of this Prospectus.

Fee table

This table sets forth the fees and expenses you may pay if you invest in Balanced All Cap Growth and Value Fund shares.

Balanced All Cap Growth and Value Fund shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None

Balanced All Cap Growth and Value Fund annual operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y
Management fee	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	1.91%	2.34%	2.04%	0.97%

Total annual operating expenses**	2.91%	4.09%	3.79%	1.72%
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	The manager will waive fees and/or reimburse expenses to the extent necessary so that “Total annual operating expenses” will not exceed 1.40% for Class A, 2.15% for Class B, 2.15% for Class C and 0.99% for Class Y. This waiver and/or reimbursement is voluntary and may be amended or discontinued at any time.

Example

This example helps you compare the costs of investing in the Balanced All Cap Growth and Value Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the Balanced All Cap Growth and Value Fund for the period shown

Smith Barney Mutual Funds	37

■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the Balanced All Cap Growth and Value Fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The Balanced All Cap Growth and Value Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$779	$1,356	$1,956	$3,571
Class B (redemption at end of period)	$911	$1,544	$2,192	$4,032	*
Class B (no redemption)	$411	$1,244	$2,092	$4,032	*
Class C (redemption at end of period)	$481	$1,158	$1,953	$4,027
Class C (no redemption)	$381	$1,158	$1,953	$4,027
Class Y (with or without redemption)	$175	$542	$933	$2,030
*	assumes conversion to Class A shares approximately eight years after purchase.

More on the Balanced All Cap Growth and Value Fund’s investments

Other investments The Balanced All Cap Growth and Value Fund may invest to a limited extent in money market instruments and/or cash to pay expenses and/or meet redemption requests.

Derivatives and hedging techniques The Balanced All Cap Growth and Value Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase

38	Smith Barney Multiple Discipline Funds

losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign securities The Balanced All Cap Growth and Value Fund may invest to a limited extent in ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The fund’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Defensive investing The Balanced All Cap Growth and Value Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option The Balanced All Cap Growth and Value Fund may, in the future, seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

Portfolio holdings The Balanced All Cap Growth and Value Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

The Balanced All Cap Growth and Value Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Smith Barney Mutual Funds	39

Multiple Discipline Funds—All Cap and International Fund

Investments, risks and performance

Smith Barney Multiple Discipline Funds—All Cap and International Fund is made up of an All Cap Growth segment, an All Cap Value segment and an International segment (collectively, the “All Cap and International Fund”).

Investment objective

Long-term growth of capital and income.

Principal investment strategies

Key investments The All Cap and International Fund invests primarily in equity securities of companies of any size. The All Cap Growth segment seeks to combine the long-term growth potential of small- to medium-size company stocks with the relative stability of large company growth stocks believed by the segment’s managers to be of high quality. The All Cap Value segment seeks to structure a high-quality portfolio by investing in large-, medium- and small-company stocks whose market prices in the opinion of the segment’s managers are attractive in relation to their business fundamentals. The International segment invests in foreign securities and stocks of issuers primarily in developed countries outside the U.S. only through ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The International segment emphasizes investments in securities issued by companies that pay dividends or repurchase their shares. The International segment does not invest in foreign securities that are not traded in U.S. markets.

Selection process The All Cap and International Fund’s strategy combines the efforts of the managers of the three segments and invests in the stock selections considered most attractive in the opinion of each segment’s managers. The All Cap and International Fund’s portfolio is coordinated by portfolio managers who purchase and sell securities for the fund on the basis of instructions received from each segment’s managers. The target allocations are 40% to the All Cap Growth segment, 40% to the All Cap Value segment and 20% to the International segment.

In order to maintain the All Cap and International Fund’s target allocations among the managers of the three segments, the coordinating portfolio managers will:

■	Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the managers of the three segments, as appropriate

40	Smith Barney Multiple Discipline Funds

■	Rebalance the allocation of the segments in the All Cap and International Fund’s portfolio promptly to the extent that the percentage of the fund’s portfolio invested in any of the All Cap Growth, All Cap Value or International segment’s securities diverges by at least 10% from the target allocation. The International segment will be managed based on investment instructions furnished to the coordinating portfolio managers by the segment manager including information as to which securities should be purchased or sold to effect a rebalancing in that segment

Upon consultation with the All Cap and International Fund’s segment managers, the coordinating portfolio managers may (but are not required to) make adjustments if one or more segments become over- or under-weighted as a result of market appreciation or depreciation. Such adjustments will be made at the discretion of the coordinating portfolio managers in consultation with the segment managers. As a result of the possibility of allocation adjustments, the performance of, and tax attributes associated with, the All Cap and International Fund may differ from the performance of, and tax attributes associated with, each segment if it had been maintained as a separate fund.

As a consequence of their efforts to maintain assets at targeted percentages, the coordinating portfolio managers will allocate assets and rebalance when necessary by (1) allocating cash inflows to the portfolio segments that are below their targeted percentages or (2) by selling securities in the portfolio segments that exceed their targeted percentages (except for the International segment, for which the sales of portfolio securities necessary to effect a rebalancing will be based on investment instructions furnished by the segment manager, including information as to which securities should be purchased or sold to effect a rebalancing of that segment) with the proceeds being reallocated to the portfolio segments that are below their targeted percentages. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent that the sales of securities as part of these reallocations result in higher portfolio turnover. The coordinating portfolio managers identify and analyze duplicate positions that may occur if different segment managers direct the purchase of the same security for their respective segments, and determine in consultation with the segment managers whether the size of each position is appropriate for the All Cap and International Fund, except for the International segment, for which the segment manager will provide investment instructions regarding the size of each position in that segment, in accordance with the All Cap and International Fund’s investment objective and policies and applicable law. In addition, if one segment buys a security when another segment is selling it, the net position of the All Cap and International Fund in the security may be approximately the same as it would have been with a

Smith Barney Mutual Funds	41

single segment and no such transactions. The coordinating portfolio managers in consultation with the segment managers will consider these costs in determining the allocation and reallocation of assets and where possible will seek to avoid transaction costs.

All Cap Growth segment The All Cap Growth segment managers seek to identify the stocks of companies of any size that exhibit superior balance sheets, exceptional managements and long-term consistent operating histories. The segment managers also consider stocks of companies that they believe have rapid earnings growth potential, unrecognized values and industry leadership, and favor management teams with significant ownership stakes in the companies.

All Cap Value segment The All Cap Value segment managers apply a selection process that is based on fundamental security analysis and stresses a long-term value orientation. The segment managers seek to invest in companies whose stock prices, in their opinion, are undervalued relative to their long-term business fundamentals. The segment managers favor companies that generally have strong balance sheets and that, in their opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills. Cyclical stocks and companies currently out of favor with analysts and investors are emphasized.

The segment managers emphasize industry sectors perceived to be undervalued relative to the broad market. The segment managers monitor portfolio holdings on both a technical and fundamental basis. The segment managers also track the buying and selling patterns by company insiders in company stock.

International segment The International segment manager sends investment instructions to the coordinating portfolio managers to buy stocks that the segment manager believes are currently undervalued by the market and thus have a lower price than their true worth.

In selecting individual companies for investment, the International segment manager considers each of the following value characteristics:

■	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector
■	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market
■	Low price-to-book value ratio (stock price divided by book value per share) relative to the market
■	Low price-to-cash flow ratio (stock price divided by net income plus noncash charges per share) relative to the market
■	Financial strength

42	Smith Barney Multiple Discipline Funds

Generally, price-to-earnings and yield are the most important factors. Stocks may be “undervalued” because they are part of an industry that is currently out of favor with investors. However, even in those industries, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their stock may be depressed because investors associate the companies with their industries.

Principal risks of investing in the All Cap and International Fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

■	U.S. or foreign stock markets decline or perform poorly relative to other types of investments
■	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of company in which the fund invests
■	A segment manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
■	Value and/or growth stocks fall out of favor with investors
■	Large-cap stocks fall out of favor with investors
■	Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund that invests primarily in large-cap companies. Mid- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large-cap companies. The prices of mid-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks
■	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth
■	Adverse governmental action or political, economic or market instability affects a foreign country or region
■	The currency in which a security underlying an ADR is priced declines in value relative to the U.S. dollar
■	Foreign securities may be less liquid, more volatile and harder to value than U.S. securities

Who may want to invest The All Cap and International Fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. and foreign stock markets

Smith Barney Mutual Funds	43

■	Are looking for an investment with potentially greater return but higher risk than a fund investing in fixed income investments
■	Are willing to accept the risks of the stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large-cap companies
■	Are seeking to participate in the long-term potential, and are willing to accept the special risks and potential long-term rewards, of mid- and small-cap companies
■	Are seeking diversification

Performance information

As the fund does not have a full calendar year of operations, no performance information is available as of the date of this Prospectus.

Fee table

This table sets forth the fees and expenses you may pay if you invest in All Cap and International Fund shares.

All Cap and International Fund shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None

All Cap and International Fund annual operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y
Management fee	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses**	0.98%	1.36%	1.04%	0.76%

Total annual operating expenses***	1.98%	3.11%	2.79%	1.51%
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	“Other expenses” are annualized based on estimated amounts for the 12-month period ending April 30, 2006.
***	The manager will waive fees and/or reimburse expenses to the extent necessary so that “Total annual operating expenses” will not exceed 1.40% for Class A, 2.15% for Class B, 2.15% for Class C and 0.99% for Class Y. This waiver and/or reimbursement is voluntary and may be amended or discontinued at any time.

44	Smith Barney Multiple Discipline Funds

Example

This example helps you compare the costs of investing in the All Cap and International Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the All Cap and International Fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the All Cap and International Fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The All Cap and International Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years
Class A (with or without redemption)	$691	$1,090
Class B (redemption at end of period)	$814	$1,260
Class B (no redemption)	$314	$960
Class C (redemption at end of period)	$382	$865
Class C (no redemption)	$282	$865
Class Y (with or without redemption)	$154	$477

More on the All Cap and International Fund’s investments

International Segment

The International segment invests in foreign securities only through ADRs and ordinary shares of non-U.S. companies that trade in the U.S. markets. The International segment’s investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The fund may directly or indirectly incur expenses in the process of converting ordinary shares purchased in markets outside the U.S. into ADRs.

Smith Barney Mutual Funds	45

The International segment may invest up to 10% of its assets in companies in emerging (less developed) markets. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions such as currency controls or seizure of private businesses or property are more likely.

All Segments

Other investments The All Cap and International Fund may invest to a limited extent in money market instruments and/or cash to pay expenses and/or meet redemption requests.

Derivatives and hedging techniques The All Cap and International Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; or interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its portfolio securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive investing The All Cap and International Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

46	Smith Barney Multiple Discipline Funds

Portfolio holdings The All Cap and International Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

The All Cap and International Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

The All Cap Growth and Value Fund, Global All Cap Growth and Value Fund, Large Cap Growth and Value Fund, Balanced All Cap Growth and Value Fund and All Cap and International Fund are sometimes referred to individually as a “fund” and collectively as the “funds.”

Manager Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGM”), is the funds’ manager. CGM is a distributor for each fund. SBFM’s address is 399 Park Avenue, New York, New York 10022. SBFM selects the funds’ coordinating portfolio managers and segment managers and oversees the funds’ operations. SBFM and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in a fund. They may also own the securities of these issuers. However, in making investment decisions for a fund, SBFM does not obtain or use inside information acquired by any division, department of affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). As part of

Smith Barney Mutual Funds	47

this transaction, the manager, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of each fund’s investment management agreement with the manager and, with respect to the All Cap and International Fund only, the sub-advisory agreement with Causeway Capital Management LLC (“Causeway”). Therefore, the Board will be asked to approve new contracts. If approved by the Board, the new contracts will be presented to the shareholders of the funds for their approval.

Subadviser Causeway serves as the subadviser and segment manager for the International segment of the All Cap and International Fund. Its principal address is 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025. Causeway is not directly compensated by the All Cap and International Fund for its services.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the manager and the sub-advisory agreement between the manager and Causeway for the All Cap and International Fund is available in the fund’s annual report for the period ended April 30, 2005.

Portfolio managers The coordinating portfolio managers and segment managers for the funds are set forth below.

Funds and Segments	Coordinating Portfolio Managers	Segment Managers
All Cap Growth and Value Fund	Roger Paradiso, Kirstin Mobyed
■ All Cap Growth ■ All Cap Value		■ Alan J. Blake, Richard Freeman ■ John Goode, Peter J. Hable
Global All Cap Growth and Value Fund	Roger Paradiso, Kirstin Mobyed
■ Large Cap Growth ■ Large Cap Value ■ Multi-Cap Growth ■ International-ADR		■ Alan J. Blake ■ Mark McAllister, Robert Feitler, Jr. ■ Richard Freeman ■ Jeffrey Russell

48	Smith Barney Multiple Discipline Funds

Funds and Segments	Coordinating Portfolio Managers	Segment Managers
Large Cap Growth and Value Fund	Roger Paradiso, Kirstin Mobyed
■ Large Cap Growth ■ Large Cap Value		■ Alan J. Blake ■ Mark McAllister, Robert Feitler, Jr.
Balanced All Cap Growth and Value Fund	Roger Paradiso, Kirstin Mobyed
■ All Cap Growth ■ All Cap Value ■ Fixed Income—Government Securities Management		■ Alan J. Blake, Richard Freeman ■ John Goode, Peter J. Hable ■ Valerie Bannon, Ellen S. Cammer
All Cap and International Fund	Roger Paradiso, Kirstin Mobyed
■ All Cap Growth ■ All Cap Value ■ International		■ Alan J. Blake, Richard Freeman ■ John Goode, Peter J. Hable ■ Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng

Coordinating portfolio managers

Roger Paradiso is an investment officer of SBFM and managing director of CGM. Mr. Paradiso has been with SBFM or its predecessor firms since 1988. He became a portfolio manager of Smith Barney Asset Management Large Capitalization Growth portfolios in 1995 and of Small/Mid Capitalization portfolios in 1996. This led to the development of the Multiple Discipline investment process in 1997.

Kirstin Mobyed is an investment officer of SBFM and director of CGM. Ms. Mobyed has been with SBFM or its predecessor firms since 1992. She served as an analyst from 1994 through 2001 and has served as a private client manager in the Private Portfolio Group since 2001.

Segment managers

Valerie Bannon, CFA, investment officer of SBFM and director of CGM, is co-manager of the Balanced All Cap Growth and Value Fund’s Fixed Income segment—Government Securities Management. Ms. Bannon has been responsible for this segment since the fund’s inception. Ms. Bannon

Smith Barney Mutual Funds	49

has been a portfolio manager with SBFM or its predecessor firms since 1998 and serves as a portfolio manager of other Smith Barney funds.

Alan J. Blake is an investment officer of SBFM and a managing director of CGM. He has been responsible for the Large Cap Growth segments of the Global All Cap Growth and Value Fund and the Large Cap Growth and Value Fund since the inception of those funds. He has been responsible for the All Cap Growth segments of the Balanced All Cap Growth and Value Fund and the All Cap and International Fund since their inception and the All Cap Growth and Value Fund since January 2004. Mr. Blake has been a portfolio manager with SBFM or its predecessor firms since 1991 and serves as a portfolio manager of other Smith Barney funds.

Ellen S. Cammer, investment officer of SBFM and managing director of CGM, is co-manager of the Balanced All Cap Growth and Value Fund’s Fixed Income segment—Government Securities Management. Ms. Cammer has been responsible for this segment since the fund’s inception. Ms. Cammer has been a portfolio manager with SBFM or its predecessor firms since 1982 and serves as a portfolio manager of other Smith Barney funds.

Robert Feitler, Jr., investment officer of SBFM and a director of CGM, is co-manager of the Large Cap Value segments of the Large Cap Growth and Value Fund and the Global All Cap Growth and Value Fund since August 2004. Mr. Feitler has been a portfolio manager and analyst with SBFM or its affiliates since 1995 and serves as a portfolio manager of other Smith Barney funds.

Richard Freeman is an investment officer of SBFM and a managing director of CGM. He has been responsible for the Multi-Cap Growth segment of the Global All Cap Growth and Value Fund since January 2004. He has been responsible for the All Cap Growth segments of the Balanced All Cap Growth and Value Fund and All Cap and International Fund since their inception and the All Cap Growth and Value Fund since January 2004. Mr. Freeman has been a portfolio manager with SBFM or its predecessor firms since 1983 and serves as a portfolio manager of other Smith Barney funds.

John Goode is an investment officer of SBFM and a managing director of CGM. He has been responsible for the All Cap Value segments of the Balanced All Cap Growth and Value Fund and All Cap and International Fund since their inception and the All Cap Growth and Value Fund since January 2004. Mr. Goode has been a portfolio manager with SBFM or its predecessor firms since 1983 and serves as a portfolio manager of other Smith Barney funds.

50	Smith Barney Multiple Discipline Funds

Peter J. Hable is an investment officer of SBFM and a managing director of CGM. He has been responsible for the All Cap Value segments of the Balanced All Cap Growth and Value Fund and All Cap and International Fund since their inception and the All Cap Growth and Value Fund since January 2004. Mr. Hable has been with SBFM or its predecessor firms since 1983 and serves as a portfolio manager of other Smith Barney funds.

Mark McAllister, investment officer of SBFM and a managing director of CGM, is co-manager of the Large Cap Value segments of the Large Cap Growth and Value Fund and the Global All Cap Growth and Value Fund since August 2004. Mr. McAllister has been a portfolio manager with SBFM or its affiliates since 1999 and serves as a portfolio manager of other Smith Barney funds.

Jeffrey Russell, CFA, is an investment officer of SBFM and a managing director of CGM. He has been responsible for the International—ADR segment of the Global All Cap Growth and Value Fund since January 2004. Mr. Russell has 21 years of securities business experience and serves as a portfolio manager of other Smith Barney funds.

Sarah H. Ketterer is the chief executive officer of Causeway and has been a portfolio manager for the International segment of the All Cap and International Fund since its inception. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 1996, where she was a managing director and co-head of the International and Global Value Equity team in Los Angeles.

Harry W. Hartford is the president of Causeway and has been a portfolio manager for the International segment of the All Cap and International Fund since its inception. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a managing director and co-head of the International and Global Value Equity team in Los Angeles.

James A. Doyle is a director of Causeway and has been a portfolio manager for the International segment of the All Cap and International Fund since its inception. He joined Causeway in June 2001 as one of its founding members. Previously, Mr. Doyle was a vice president and the head of investment research for the International and Global Value Equity team with MLIM in Los Angeles, where he worked since 1997.

Jonathan P. Eng is a vice president of Causeway and has been a portfolio manager for the International segment of the All Cap and International Fund since its inception. Mr. Eng joined Causeway in July 2001 as one of its

Smith Barney Mutual Funds	51

founding members. From 1997 to July 2001, Mr. Eng was an equity research associate for the Hotchkis and Wiley division of MLIM in Los Angeles and London.

The SAI provides additional information about the compensation of the coordinating portfolio managers and the segment managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager, Causeway and other fund service providers.

Management fees For the fiscal year or period ended April 30, 2005, SBFM received management fees equal to 0.73% of the All Cap Growth and Value Fund’s average daily net assets, 0.71% of the Global All Cap Growth and Value Fund’s average daily net assets, 0.68% of the Large Cap Growth and Value Fund’s average daily net assets and 0.75% of the Balanced All Cap Growth and Value Fund’s average daily net assets. SBFM receives management fees equal to 0.75% of the All Cap and International Fund’s average daily net assets up to $1 billion, declining to 0.725% on the next $1 billion, 0.70% in excess of $2 billion up to $5 billion, 0.675% in excess of $5 billion up to $10 billion and 0.65% in excess of $10 billion.

Distribution plans Each fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plans, each fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a fund’s distributors and other affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”) serves as each fund’s transfer agent and shareholder

52	Smith Barney Multiple Discipline Funds

servicing agent (the “transfer agent”). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. to serve as each fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

Recent developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (the “Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also re -

Smith Barney Mutual Funds	53

quires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee tables and Examples in this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

54	Smith Barney Multiple Discipline Funds

You may buy shares from:

■	Certain broker-dealers, financial intermediaries, financial institutions or a distributor’s financial consultants (each called a “Service Agent”).
■	A fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50
Qualified Retirement Plans*	$25	$15 million	$25
Simple IRAs	$1	n/a	$1
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

Smith Barney Mutual Funds	55

Comparing the funds’ classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

56	Smith Barney Multiple Discipline Funds

More information about the funds’ classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares, Class C shares and Class A shares (within one year for purchases at no sales charge)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of a fund.

Smith Barney Mutual Funds	57

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on a fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the funds. A distributor may keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer Commission as a % of offering price (%)
Less than $25,000	5.00	5.26	4.50
$25,000 but less than $50,000	4.25	4.44	3.83
$50,000 but less than $100,000	3.75	3.90	3.38
$100,000 but less than $250,000	3.25	3.36	2.93
$250,000 but less than $500,000	2.75	2.83	2.48
$500,000 but less than $1,000,000	2.00	2.04	1.80
$1,000,000 or more	-0-	-0-	up to 1.00	*
*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

58	Smith Barney Multiple Discipline Funds

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the applicable sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase.

You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege – lets you combine the current value of Class A shares of a fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

■	you; or
■	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined.

However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

Smith Barney Mutual Funds	59

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

■	you; or
■	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment

60	Smith Barney Multiple Discipline Funds

Grade Bond Fund, although not offered with a sales charge, may be combined. If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors  Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the applicable sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Smith Barney Mutual Funds	61

Class B conversion After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of a fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

62	Smith Barney Multiple Discipline Funds

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of a fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The funds’ distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Smith Barney Mutual Funds	63

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the funds

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from a fund.

■   Write the fund at the following address:

Smith Barney Investment Funds Inc.—

Smith Barney Multiple Discipline Funds—

(Specify fund and class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■   For more information, please call Smith Barney Mutual Funds Shareholder Services at
1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■   Amounts transferred should be at least $25 monthly or $50 quarterly.

■   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

64	Smith Barney Multiple Discipline Funds

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■   You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■   Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■   Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■   If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■   A fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

Smith Barney Mutual Funds	65

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through a fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of a fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfers with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

66	Smith Barney Multiple Discipline Funds

By mail

For accounts held directly at a fund, send written requests to the fund at the following address:

Smith Barney Investment Funds Inc.

Smith Barney Multiple Discipline Funds

(Specify fund and class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■   The fund name and your account number

■   The class of shares and the dollar amount or number of shares to be redeemed

■   Signatures of each owner exactly as the account is registered

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.
Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Smith Barney Mutual Funds	67

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own fund shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■   Your shares must not be represented by certificates

■   All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

68	Smith Barney Multiple Discipline Funds

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The funds’ sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

Smith Barney Mutual Funds	69

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), each fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The funds may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The funds may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

70	Smith Barney Multiple Discipline Funds

Because of the potential harm to the funds and their long-term shareholders, the Board of Directors of Smith Barney Investment Funds Inc., of which the funds are series, has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the funds reserve the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market-timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, a fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/ dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. Each fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

Each fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, each fund has adopted policies and procedures to prevent the selective release of information about a fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

Each fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future.

Smith Barney Mutual Funds	71

Shareholders should be aware, however, that any surveillance techniques currently employed by a fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if a fund is unable to detect and deter trading abuses, a fund’s performance and its long-term shareholders may be harmed. In addition, because the funds have not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Each fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates Share certificates for the funds will no longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and distributions Each fund generally pays dividends and makes distributions of capital gains, if any, once a year, typically in December. A fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.

72	Smith Barney Multiple Discipline Funds

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long- term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income (potentially taxable at long-term capital gain rates)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, each fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the funds with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in a fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in

Smith Barney Mutual Funds	73

good order. Each fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors of Smith Barney Investment Funds Inc., of which the funds are series, has approved procedures to be used to value a fund’s securities for the purposes of determining the fund’s net asset value. The valuation of a fund’s securities is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for each fund to the manager.

Each fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. Each fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by a fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent pricing service approved by the funds’ Board, which may use a matrix, formula or other objective method that takes into account consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the funds may invest in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issues. Each fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a fund’s net asset value is calculated. In particular, the value of foreign secu -

74	Smith Barney Multiple Discipline Funds

rities may be materially affected by events occurring after the close of the market on which they are valued, but before a fund prices its shares. Each fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent’s close of business.

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Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years (or inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The following tables have been derived from the funds’ financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose reports, along with the funds’ financial statements, are included in the annual reports (available upon request).

For a Class A share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

All Cap Growth and Value Fund
Class A Shares(1)	2005		2004	2003	2002	2001(2)
Net asset value, beginning of year	$7.96		$6.32	$7.89	$9.23	$11.40
Income (Loss) from operations:
Net investment income (loss)	0.01		(0.03)	(0.02)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.05		1.67	(1.55)	(1.29)	(2.12)
Total income (loss) from operations	0.06		1.64	(1.57)	(1.34)	(2.17)
Net asset value, end of year	$8.02		$7.96	$6.32	$7.89	$9.23
Total return(3)	0.75%		25.95%	(19.90)%	(14.52)%	(19.04)%‡
Net assets, end of year (000s)	$84,629		$48,352	$25,273	$37,371	$49,450
Ratios to average net assets:
Expenses(4)	1.18	%(5)	1.19%	1.20%	1.21%	1.18%†
Net investment income (loss)	0.14		(0.36)	(0.37)	(0.64)	(0.55)†
Portfolio turnover rate	15%		125%	47%	35%	53%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period June 30, 2000 (inception date) to April 30, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40% for Class A shares.
(5)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.20% for Class A shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

76	Smith Barney Multiple Discipline Funds

For a Class B share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

All Cap Growth and Value Fund
Class B Shares(1)	2005		2004	2003	2002	2001(2)
Net asset value, beginning of year	$7.73		$6.18	$7.78	$9.18	$11.40
Income (Loss) from operations:
Net investment loss	(0.05)		(0.08)	(0.07)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	0.06		1.63	(1.53)	(1.29)	(2.11)
Total income (loss) from operations	0.01		1.55	(1.60)	(1.40)	(2.22)
Net asset value, end of year	$7.74		$7.73	$6.18	$7.78	$9.18
Total return(3)	0.13%		25.08%	(20.57)%	(15.25)%	(19.47)%‡
Net assets, end of year (000s)	$73,331		$56,434	$39,445	$61,693	$82,069
Ratios to average net assets:
Expenses(4)	1.94	%(5)	1.94%	1.97%	1.93%	1.94%†
Net investment loss	(0.62)		(1.13)	(1.14)	(1.36)	(1.32)†
Portfolio turnover rate	15%		125%	47%	35%	53%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period June 30, 2000 (inception date) to April 30, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.15% for Class B shares.
(5)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.97% for Class B shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

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For a Class C share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

All Cap Growth and Value Fund
Class C Shares(1)(2)	2005		2004	2003	2002	2001(3)
Net asset value, beginning of year	$7.74		$6.19	$7.78	$9.18	$11.40
Income (Loss) from operations:
Net investment loss	(0.05)		(0.08)	(0.07)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	0.05		1.63	(1.52)	(1.29)	(2.11)
Total income (loss) from operations	0.00		1.55	(1.59)	(1.40)	(2.22)
Net asset value, end of year	$7.74		$7.74	$6.19	$7.78	$9.18
Total return(4)	0.00%		25.04%	(20.44)%	(15.25)%	(19.47)%‡
Net assets, end of year (000s)	$215,024		$215,044	$176,460	$299,640	$435,913
Ratios to average net assets:
Expenses(5)	1.92	%(6)	1.91%	1.93%	1.93%	1.94%†
Net investment loss	(0.60)		(1.11)	(1.10)	(1.36)	(1.29)†
Portfolio turnover rate	15%		125%	47%	35%	53%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the period June 30, 2000 (inception date) to April 30, 2001.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.15% for Class C shares.
(6)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.95% for Class C shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

78	Smith Barney Multiple Discipline Funds

For a Class Y share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

All Cap Growth and Value Fund
Class Y Shares(1)	2005(4)
Net asset value, beginning of period	$8.07
Income (Loss) from operations:
Net investment income	0.01
Net realized and unrealized loss	(0.05)
Total loss from operations	(0.04)
Net asset value, end of period	$8.03
Total return(2)	(0.50	)%‡
Net assets, end of period (000s)	$5,545
Ratios to average net assets:
Expenses(3)	0.81	%†
Net investment income	0.29	†
Portfolio turnover rate	15%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.99% for Class Y shares.
(4)	For the period November 4, 2004 (inception date) to April 30, 2005.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

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For a Class A share of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Global All Cap Growth and Value Fund
Class A Shares(1)	2005		2004	2003	2002	2001(2)
Net asset value, beginning of year	$8.17		$6.24	$7.52	$9.64	$11.40
Income (Loss) from operations:
Net investment income (loss)	0.04		(0.01)	(0.03)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.14		1.94	(1.25)	(2.05)	(1.70)
Total income (loss) from operations	0.18		1.93	(1.28)	(2.12)	(1.76)
Net asset value, end of year	$8.35		$8.17	$6.24	$7.52	$9.64
Total return(3)	2.20%		30.93%	(17.02)%	(21.99)%	(15.44)%‡
Net assets, end of year (000s)	$34,195		$18,263	$6,339	$10,768	$17,701
Ratios to average net assets:
Expenses	1.26	%(4)	1.28%	1.63%	1.35%	1.37%†
Net investment income (loss)	0.44		(0.11)	(0.54)	(0.84)	(0.69)†
Portfolio turnover rate	13%		96%	7%	2%	11%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period June 30, 2000 (inception date) to April 30, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class A shares would have been 1.30%. Effective October 20, 2004, the investment manager implemented expense limitations so that the expense ratio for Class A shares will not exceed 1.40%. These expense limitations are voluntary and may be amended or discontinued at any time.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

80	Smith Barney Multiple Discipline Funds

For a Class B share of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Global All Cap Growth and Value Fund
Class B Shares(1)	2005		2004	2003	2002	2001(2)
Net asset value, beginning of year	$7.94		$6.11	$7.43	$9.58	$11.40
Income (Loss) from operations:
Net investment loss	(0.03)		(0.08)	(0.07)	(0.13)	(0.13)
Net realized and unrealized gain (loss)	0.14		1.91	(1.25)	(2.02)	(1.69)
Total income (loss) from operations	0.11		1.83	(1.32)	(2.15)	(1.82)
Net asset value, end of year	$8.05		$7.94	$6.11	$7.43	$9.58
Total return(3)	1.39%		29.95%	(17.77)%	(22.44)%	(15.96)%‡
Net assets, end of year (000s)	$22,975		$17,006	$10,274	$15,359	$23,375
Ratios to average net assets:
Expenses	2.05	%(4)	2.10%	2.40%	2.04%	2.12%†
Net investment loss	(0.35)		(1.05)	(1.31)	(1.54)	(1.45)†
Portfolio turnover rate	13%		96%	7%	2%	11%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period June 30, 2000 (inception date) to April 30, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class B shares would have been 2.08%. Effective October 20, 2004, the investment manager implemented expense limitations so that the expense ratio for Class B shares will not exceed 2.15%. These expense limitations are voluntary and may be amended or discontinued at any time.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

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For a Class C share of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Global All Cap Growth and Value Fund
Class C Shares(1)(2)	2005		2004	2003	2002	2001(3)
Net asset value, beginning of year	$7.95		$6.12	$7.43	$9.58	$11.40
Income (Loss) from operations:
Net investment loss	(0.03)		(0.08)	(0.07)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	0.15		1.91	(1.24)	(2.02)	(1.70)
Total income (loss) from operations	0.12		1.83	(1.31)	(2.15)	(1.82)
Net asset value, end of year	$8.07		$7.95	$6.12	$7.43	$9.58
Total return(4)	1.51%		29.90%	(17.63)%	(22.44)%	(15.96)%‡
Net assets, end of year (000s)	$62,485		$60,193	$52,173	$90,857	$162,541
Ratios to average net assets:
Expenses	2.03	%(5)	2.09%	2.27%	2.04%	2.08%†
Net investment loss	(0.35)		(1.10)	(1.18)	(1.54)	(1.39)†
Portfolio turnover rate	13%		96%	7%	2%	11%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period June 30, 2000 (inception date) to April 30, 2001.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class C shares would have been 2.07%. Effective October 20, 2004, the investment manager implemented expense limitations so that the expense ratio for Class C shares will not exceed 2.15%. These expense limitations are voluntary and may be amended or discontinued at any time.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

82	Smith Barney Multiple Discipline Funds

For a Class Y share of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

Global All Cap Growth and Value Fund
Class Y Shares(1)	2005(2)
Net asset value, beginning of period	$8.36
Income (Loss) from operations:
Net investment income	0.03
Net realized and unrealized loss	(0.02)
Total income from operations	0.01
Net asset value, end of period	$8.37
Total return‡(3)	0.12%
Net assets, end of period (000s)	$12,679
Ratios to average net assets†:
Expenses(4)	0.88%
Net investment income	0.91
Portfolio turnover rate	13%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period November 4, 2004 (inception date) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager has implemented expense limitations so that the expense ratio for Class Y shares will not exceed 0.99%. These expense limitations are voluntary and may be amended or discontinued at any time.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

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For a Class A share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Large Cap Growth and Value Fund
Class A Shares(1)	2005		2004	2003	2002	2001
Net asset value, beginning of year	$8.55		$6.89	$9.55	$11.10	$12.34
Income (Loss) from operations:
Net investment income	0.08		0.02	0.06	0.03	0.03
Net realized and unrealized gain (loss)	(0.08)		1.71	(2.72)	(1.58)	(1.12)
Total income (loss) from operations	0.00		1.73	(2.66)	(1.55)	(1.09)
Less distributions from:
Net investment income	(0.07)		(0.07)	—	—	—
Net realized gains	—		—	—	—	(0.15)
Return of capital	—		—	—	—	(0.00)*
Total distributions	(0.07)		(0.07)	—	—	(0.15)
Net asset value, end of year	$8.48		$8.55	$6.89	$9.55	$11.10
Total return(2)	0.03%		25.09%	(27.85)%	(13.96)%	(8.93)%
Net assets, end of year (000s)	$48,932		$56,898	$51,360	$93,551	$132,618
Ratios to average net assets:
Expenses(3)	1.18	%(4)	1.16%	1.19%	1.18%	1.16%
Net investment income	0.96		0.29	0.81	0.34	0.27
Portfolio turnover rate	22%		58%	55%	37%	10%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40% for Class A shares.
(4)	The investment manager voluntarily waived a portion of its fees for the year ended April 30, 2005. If such fees were not voluntarily waived, the expense ratio for Class A shares would have been 1.26%.
*	Amount represents less than $0.01 per share.

84	Smith Barney Multiple Discipline Funds

For a Class B share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Large Cap Growth and Value Fund
Class B Shares(1)	2005		2004	2003	2002	2001
Net asset value, beginning of year	$8.31		$6.70	$9.35	$10.96	$12.28
Income (Loss) from operations:
Net investment income (loss)	0.02		(0.04)	0.00 *	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(0.08)		1.66	(2.65)	(1.57)	(1.11)
Total income (loss) from operations	(0.06)		1.62	(2.65)	(1.61)	(1.17)
Less distributions from:
Net investment income	(0.01)		(0.01)	—	—	—
Net realized gains	—		—	—	—	(0.15)
Return of capital	—		—	—	—	(0.00)*
Total distributions	(0.01)		(0.01)	—	—	(0.15)
Net asset value, end of year	$8.24		$8.31	$6.70	$9.35	$10.96
Total return(2)	(0.72)%		24.14%	(28.34)%	(14.69)%	(9.63)%
Net assets, end of year (000s)	$75,871		$104,478	$106,276	$194,364	$278,048
Ratios to average net assets:
Expenses(3)	1.94	%(4)	1.91%	1.94%	1.92%	1.93%
Net investment income (loss)	0.20		(0.47)	0.06	(0.41)	(0.51)
Portfolio turnover rate	22%		58%	55%	37%	10%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.15% for Class B shares.
(4)	The investment manager voluntarily waived a portion of its fees for the year ended April 30, 2005. If such fees were not voluntarily waived, the expense ratio for Class B shares would have been 2.01%.
*	Amount represents less than $0.01 per share.

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For a Class C share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Large Cap Growth and Value Fund
Class C Shares(1)	2005		2004	2003	2002	2001
Net asset value, beginning of year	$8.31		$6.70	$9.35	$10.96	$12.28
Income (Loss) from operations:
Net investment income (loss)	0.02		(0.04)	0.00 *	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(0.08)		1.66	(2.65)	(1.57)	(1.11)
Total income (loss) from operations	(0.06)		1.62	(2.65)	(1.61)	(1.17)
Less distributions from:
Net investment income	(0.01)		(0.01)	—	—	—
Net realized gains	—		—	—	—	(0.15)
Return of capital	—		—	—	—	(0.00)*
Total distributions	(0.01)		(0.01)	—	—	(0.15)
Net asset value, end of year	$8.24		$8.31	$6.70	$9.35	$10.96
Total return(2)	(0.72)%		24.15%	(28.34)%	(14.69)%	(9.63)%
Net assets, end of year (000s)	$56,887		$75,181	$74,027	$139,684	$207,209
Ratios to average net assets:
Expenses(3)	1.93	%(4)	1.92%	1.93%	1.92%	1.93%
Net investment income (loss)	0.21		(0.48)	0.07	(0.41)	(0.51)
Portfolio turnover rate	22%		58%	55%	37%	10%

(1)	Per share amounts have been calculated using the monthly average shares method. On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 2.15% for Class C shares.
(4)	The investment manager voluntarily waived a portion of its fees for the year ended April 30, 2005. If such fees were not voluntarily waived, the expense ratio for Class C shares would have been 2.01%.
*	Amount represents less than $0.01 per share.

86	Smith Barney Multiple Discipline Funds

For a Class A share of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

Balanced All Cap Growth and Value Fund	Class A(1)(2)
Net asset value, beginning of period	$11.40
Income from operations:
Net investment income	0.04
Net realized and unrealized gain	0.12
Total income from operations	0.16
Net asset value, end of period	$11.56
Total return‡(3)	1.40%
Net assets, end of period (000’s)	$12,368
Ratios to average net assets†:
Expenses(4)	1.40%
Net investment income	0.59
Portfolio turnover rate	36%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period August 6, 2004 (inception date) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived its management fee and reimbursed expenses for the period ended April 30, 2005. If such fees were not waived and expenses reimbursed, the annualized expense ratio would have been 2.91% for Class A shares. Effective October 20, 2004, the investment manager implemented expense limitations so that expense ratio for Class A shares will not exceed 1.40%. These expense limitations are voluntary and may be amended or discontinued at any time.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

Smith Barney Mutual Funds	87

For a Class B share of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

Balanced All Cap Growth and Value Fund	Class B(1)(2)
Net asset value, beginning of period	$11.41
Income (Loss) from operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.11
Total income from operations	0.10
Net asset value, end of period	$11.51
Total return‡(3)	0.88%
Net assets, end of period (000’s)	$5,396
Ratios to average net assets†:
Expenses(4)	2.15%
Net investment income	(0.15)
Portfolio turnover rate	36%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period August 16, 2004 (inception date) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived its management fee and reimbursed expenses for the period ended April 30, 2005. If such fees were not waived and expenses reimbursed, the annualized expense ratio would have been 4.09% for Class B shares. Effective October 20, 2004, the investment manager implemented expense limitations so that expense ratio will not exceed 2.15% for Class B shares. These expense limitations are voluntary and may be amended or discontinued at any time.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

88	Smith Barney Multiple Discipline Funds

For a Class C share of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

Balanced All Cap Growth and Value Fund	Class C(1)(2)
Net asset value, beginning of period	$11.41
Income (Loss) from operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.10
Total income from operations	0.09
Net asset value, end of period	$11.50
Total return‡(3)	0.79%
Net assets, end of period (000’s)	$4,538
Ratios to average net assets†:
Expenses(4)	2.15%
Net investment loss	(0.16)
Portfolio turnover rate	36%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period November 8, 2004 (inception date) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived its management fee and reimbursed expenses for the period ended April 30, 2005. If such fees were not waived and expenses reimbursed, the annualized expense ratio would have been 3.79% for Class C shares. Effective October 20, 2004, the investment manager implemented expense limitations so that expense ratio will not exceed 2.15% for Class C shares. These expense limitations are voluntary and may be amended or discontinued at any time.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

Smith Barney Mutual Funds	89

For a Class Y share of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

Balanced All Cap Growth and Value Fund	Class Y(1)(2)
Net asset value, beginning of period	$11.69
Income (Loss) from operations:
Net investment income	0.05
Net realized and unrealized loss	(0.16)
Total loss from operations	(0.11)
Net asset value, end of period	$11.58
Total return‡(3)	(0.94)%
Net assets, end of period (000’s)	$3,594
Ratios to average net assets†:
Expenses(4)	0.99%
Net investment income	0.94
Portfolio turnover rate	36%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period November 8, 2004 (inception date) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived its management fee and reimbursed expenses for the period ended April 30, 2005. If such fees were not waived and expenses reimbursed, the annualized expense ratio would have been 1.72% for Class Y shares. Effective October 20, 2004, the investment manager implemented expense limitations so that expense ratio will not exceed 0.99% for Class Y shares. These expense limitations are voluntary and may be amended or discontinued at any time.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

90	Smith Barney Multiple Discipline Funds

For a Class A share of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

All Cap and International Fund
Class A Shares(1)	2005(2)
Net asset value, beginning of period	$11.40
Income (Loss) from operations:
Net investment income	0.02
Net realized and unrealized loss	(0.10)
Total loss from operations	(0.08)
Net asset value, end of period	$11.32
Total return(3)	(0.70	)%‡
Net assets, end of period (000s)	$2,429
Ratios to average net assets:
Expenses(4)(5)	1.40	%†
Net investment income	2.27	†
Portfolio turnover rate	0	%*

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 1, 2005 (commencement of operations) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the period ended April 30, 2005. If such fees were not voluntarily waived, the annualized expense ratio for Class A shares would have been 23.42%.
(5)	Effective April 30, 2005, the investment manager voluntarily waived fees and/or reimbursed expenses so that the expense ratio will not exceed 1.40% for Class A shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Amount represents less than 1%.

Smith Barney Mutual Funds	91

For a Class B share of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

All Cap and International Fund
Class B Shares(1)	2005(2)
Net asset value, beginning of period	$11.40
Income (Loss) from operations:
Net investment income	0.01
Net realized and unrealized loss	(0.09)
Total loss from operations	(0.08)
Net asset value, end of period	$11.32
Total return(3)	(0.70	)%‡
Net assets, end of period (000s)	$718
Ratios to average net assets:
Expenses(4)(5)	2.15	%†
Net investment income	0.94	†
Portfolio turnover rate	0	%*

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 1, 2005 (commencement of operations) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the period ended April 30, 2005. If such fees were not voluntarily waived, the annualized expense ratio for Class B shares would have been 24.17%.
(5)	Effective April 30, 2005, the investment manager voluntarily waived fees and/or reimbursed expenses so that the expense ratio will not exceed 2.15% for Class B shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Amount represents less than 1%.

92	Smith Barney Multiple Discipline Funds

For a Class C share of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

All Cap and International Fund
Class C Shares(1)	2005(2)
Net asset value, beginning of period	$11.40
Income (Loss) from operations:
Net investment income	0.01
Net realized and unrealized loss	(0.10)
Total loss from operations	(0.09)
Net asset value, end of period	$11.31
Total return(3)	(0.79	)%‡
Net assets, end of period (000s)	$4,464
Ratios to average net assets:
Expenses(4)(5)	2.15	%†
Net investment income	1.43	†
Portfolio turnover rate	0	%*

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 1, 2005 (commencement of operations) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the period ended April 30, 2005. If such fees were not voluntarily waived, the annualized expense ratio for Class C shares would have been 24.16%.
(5)	Effective April 30, 2005, the investment manager voluntarily waived fees and/or reimbursed expenses so that the expense ratio will not exceed 2.15% for Class C shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Amount represents less than 1%.

Smith Barney Mutual Funds	93

For a Class Y share of capital stock outstanding throughout each period ended April 30, unless otherwise noted:

All Cap and International Fund
Class Y Shares(1)	2005(2)
Net asset value, beginning of period	$11.40
Income (Loss) from operations:
Net investment income	0.01
Net realized and unrealized loss	(0.08)
Total loss from operations	(0.07)
Net asset value, end of period	$11.33
Total return(3)	(0.61	)%‡
Net assets, end of period (000s)	$298
Ratios to average net assets:
Expenses(4)(5)	0.99	%†
Net investment income	1.49	†
Portfolio turnover rate	0	%*

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 1, 2005 (commencement of operations) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the period ended April 30, 2005. If such fees were not voluntarily waived, the annualized expense ratio for Class Y shares would have been 23.17%.
(5)	Effective April 30, 2005, the investment manager voluntarily waived fees and/or reimbursed expenses so that the expense ratio will not exceed 0.99% for Class Y shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.
*	Amount represents less than 1%.

94	Smith Barney Multiple Discipline Funds

Smith Barney Multiple Discipline Funds— All Cap Growth and Value Fund Global All Cap Growth and Value Fund Large Cap Growth and Value Fund

Balanced All Cap Growth and Value Fund

All Cap and International Fund

Each a series of Smith Barney Investment Funds Inc.

You may visit each fund’s website at www.citigroupam.com for a free copy of a prospectus, statement of additional information (“SAI”) or an annual or semi-annual report.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about each fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected a fund’s performance during its last fiscal year.

Each fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about each fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about a fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 or by writing to a fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about a fund that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

Your Serious Money, Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-03275)

FD01889 8/05

SMITH BARNEY HANSBERGER

GLOBAL VALUE FUND

Class A, B, C and Y Shares

August 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Smith Barney Hansberger

Global Value Fund

The fund is a series of Smith Barney Investment Funds Inc., a Maryland corporation.

Smith Barney Mutual Funds	1

Investments, risks and performance

Investment objective

The fund seeks long-term capital growth.

Principal investment strategies

Key investments The fund invests primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may purchase foreign securities in the form of sponsored and unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign companies.

Selection process The subadviser uses a “bottom-up” approach to security selection, focusing primarily on identifying individual securities that meet the fund’s strict value criteria. The fund seeks to invest in companies with low share prices relative to their earnings, cash flow and/or net asset value.

First, the subadviser uses fundamental analysis to identify a universe of securities of companies the subadviser believes are undervalued. Specifically, the subadviser uses proprietary valuation screens, internal and external research sources and other fundamental analysis to identify these undervalued securities. The subadviser considers companies in various industries and sectors, and searches a wide variety of countries and regions.

Once the subadviser has identified a range of securities that appear undervalued, the subadviser further analyzes each security to determine whether it meets the fund’s strict value criteria. For each security, the subadviser considers economic and other fundamental factors, including:

■	Sales and earnings growth
■	New product development
■	Cash flow
■	Track record and structure of management

The subadviser will consider a security for investment by the fund only if it meets the fund’s strict value criteria.

2	Smith Barney Hansberger Global Value Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	U.S. or foreign stock prices decline
■	Adverse governmental action or political, economic or market instability affects a foreign country or region, which risks may be greater in emerging markets, as described below
■	Foreign companies fall out of favor with investors
■	The currency in which a security is priced declines in value relative to the U.S. dollar
■	The subadviser’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Emerging markets investments involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. Accordingly, the prices of securities of emerging market companies and the relative prices of emerging market currencies can be more volatile than those of developed countries.

Who may want to invest The fund may be an appropriate investment if you:

■	Are seeking to invest for long-term capital appreciation in the global market
■	Currently have exposure to domestic equity or fixed income investments and wish to broaden your investment portfolio
■	Are willing to accept the risks of the stock market and the special risks of investing in foreign markets, including emerging markets

Smith Barney Mutual Funds	3

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return—Class A Shares

Highest and lowest quarter returns

(for periods shown in the bar chart)

Highest: 21.37% in 2nd quarter 2003; Lowest: (21.51)% in 3rd quarter 2002.

Year-to-date through June 30, 2005: (8.00)%

4	Smith Barney Hansberger Global Value Fund

Average Annual Total Returns

(for periods ended 12/31/04)

	1 Year	5 Years	Since Inception	Inception Date
Class A
Return Before Taxes	6.12%	(2.24)%	1.63%	12/19/97
Return After Taxes on Distributions(1)	5.92%	(2.40)%	1.42%
Return After Taxes on Distributions and Sale of Fund Shares(1)	3.97%	(1.99)%	1.26%
Other Classes (Return Before Taxes Only)
Class B	5.76%	(2.22)%	1.58%	12/19/97
Class C	9.68%	(2.05)%	1.56%	12/19/97
Class Y	12.33%	(0.76)%	1.49%	03/10/98
MSCI ACWI (All Country World Index) Free Index(2)	15.23%	(2.18)%	5.37%	*
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, C and Y shares will vary.
(2)	The MSCI ACWI Free Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America.
*	Index comparison begins on 12/19/97. It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.

Smith Barney Mutual Funds	5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	None

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y
Management fees	0.95%	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses**	1.06%	1.14%	1.21%	1.06%

Total annual fund operating expenses***	2.26%	3.09%	3.16%	2.01%
*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	Based on estimated amounts for the current fiscal year.
***	Effective May 27, 2005, the manager is waiving management fees and/or reimbursing expenses at the rate necessary to limit total annual fund operating expenses for Class A, Class B, Class C and Class Y to 1.66%, 2.41%, 2.49% and 1.07%, respectively. This fee waiver and/or expense reimbursement is voluntary and may be discontinued at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	You redeem all of your shares at the end of the period
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission

6	Smith Barney Hansberger Global Value Fund

(“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$718	$1,171	$1,649	$2,965
Class B (redemption at end of period)	$812	$1,254	$1,720	$3,209	*
Class B (no redemption)	$312	$954	$1,620	$3,209	*
Class C (redemption at end of period)	$419	$974	$1,654	$3,467
Class C (no redemption)	$319	$974	$1,654	$3,467
Class Y (with or without redemption)	$204	$630	$1,083	$2,338
*	assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

More on foreign investing Investing in foreign issuers may involve unique risks. Some of these risks do not apply to larger, more developed countries. However, these risks may be more pronounced to the extent the fund invests in emerging market countries or significantly in any one country.

■	Information about foreign issuers or markets may be limited because of less rigorous disclosure and accounting standards or regulatory practices.
■	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the subadviser may not be able to sell the fund’s portfolio securities in amounts and at prices it considers reasonable.
■	The U.S. dollar may appreciate against foreign currencies, or a foreign government may impose restrictions on currency conversion or trading.
■	The economy of a foreign country may grow at a slower rate than expected or may experience a downturn or recession.
■	Economic, political and social developments may adversely affect foreign securities markets.
■	Foreign withholding and other taxes may reduce the fund’s return.

Derivative contracts The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indexes, interest rates or currencies, or options on these futures, to hedge against the economic

Smith Barney Mutual Funds	7

impact of adverse changes in the market value of portfolio securities, because of changes in stock market prices, interest rates or currencies. The fund also may invest in equity “swaps,” which are derivative contracts that allow the fund to exchange shares of foreign companies traded in U.S. markets for local shares of those companies traded in foreign markets. A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indexes. Even a small investment in derivative contracts can have a big impact on the fund’s stock, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio holdings The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the fund’s statement of additional information (“SAI”).

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

Manager The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGM”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager oversees the fund’s investment operations and those of the subadviser. The manager and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance,

8	Smith Barney Hansberger Global Value Fund

credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, SBFM does not obtain or use inside information acquired by any division, department of affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

The fund’s subadvisor, Hansberger Global Investors, Inc. (the “subadvisor”), is located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301. The subadvisor is a wholly owned subsidiary of Hansberger Group, Inc. As of July 31, 2005, the subadvisor had approximately $6.3 billion under management. Ronald W. Holt and Aureole L. W. Foong are responsible for the day-to-day management of the fund’s portfolio. Mr. Holt is the President of the subadvisor and currently serves as the Managing Director of Global Research and Portfolio Manager at the subadvisor where he has been employed since 1997. Prior to that time, Mr. Holt was a vice president in the corporate and institutional client group of Merrill Lynch. Mr. Foong is the Managing Director—Emerging Markets Research at the subadvisor and joined the subadvisor in 1997. Prior to joining the subadvisor, Mr. Foong was a director of Peregrine Asset Management where he was responsible for several mutual funds and private accounts investing in regional Asian markets.

The SAI provides additional information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager, subadvisor and other fund service providers.

On June 24, 2005, Citigroup announced that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, the manager, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the sat -

Smith Barney Mutual Funds	9

isfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Compact Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager and the subadvisory agreement with the subadvisor. Therefore, the Board will be asked to approve a new investment management contract between the fund and the manager as well as a new subadvisory agreement with the subadvisor. If approved by the Board, the new investment management contract and subadvisory agreement will be presented to the shareholders of the fund for their approval.

Management fee For its services, the manager received a fee during the fund’s last fiscal year equal to 0.95% of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“CTB”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

10	Smith Barney Hansberger Global Value Fund

Recent developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

Smith Barney Mutual Funds	11

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Choosing a class of shares to buy

You can choose among the classes of shares described in this Prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

12	Smith Barney Hansberger Global Value Fund

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50
Qualified Retirement Plans*	$25	$15 million	$25
Simple IRAs	$1	n/a	$1
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

Smith Barney Mutual Funds	13

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qual- ify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not con- vert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 mil- lion ■ Lower annual expenses than the other classes
Initial sales charge	Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None
Exchange Privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

14	Smith Barney Hansberger Global Value Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor may keep up to approximately 10% of the sales charges imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.00	5.26	4.50
$25,000 but less than $50,000	4.25	4.44	3.83
$50,000 but less than $100,000	3.75	3.90	3.38
$100,000 but less than $250,000	3.25	3.36	2.93
$250,000 but less than $500,000	2.75	2.83	2.48
$500,000 but less than $1,000,000	2.00	2.04	1.80
$1,000,000 or more	-0-	-0-	up to 1.00	*
*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans having an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Smith Barney Mutual Funds	15

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans having an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege—lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

■	you; or
■	your spouse and children under the age of 21;

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts

16	Smith Barney Hansberger Global Value Fund

with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent—lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

■	you; or
■	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Mu -

Smith Barney Mutual Funds	17

nicipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and nonaffiliated broker-dealers and other financial institutions that have entered into agreements with CGM
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive commissions of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

18	Smith Barney Hansberger Global Value Fund

Class B conversion After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

Smith Barney Mutual Funds	19

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

20	Smith Barney Hansberger Global Value Fund

Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write the fund at the following address:

Smith Barney Investment Funds Inc.

Smith Barney Hansberger Global Value Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.

■    Amounts transferred should be at least $25 monthly or $50 quarterly

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

Smith Barney Mutual Funds	21

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (the “NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

22	Smith Barney Hansberger Global Value Fund

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Smith Barney Investment Funds Inc.

Smith Barney Hansberger Global Value Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■    The name of the fund and your account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

Smith Barney Mutual Funds	23

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

24	Smith Barney Hansberger Global Value Fund

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

Smith Barney Mutual Funds	25

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds

26	Smith Barney Hansberger Global Value Fund

investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Directors of Smith Barney Investment Funds Inc., on behalf of the fund, has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the

Smith Barney Mutual Funds	27

right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and distributions The fund generally pays dividends and makes distributions of long-term capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

28	Smith Barney Hansberger Global Value Fund

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income (potentially taxable at long-term capital gain rates)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

Smith Barney Mutual Funds	29

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of issuers located in emerging markets—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the

30	Smith Barney Hansberger Global Value Fund

market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the fund’s sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the fund’s sub-transfer agent before the sub-transfer agent’s close of business.

Smith Barney Mutual Funds	31

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a Class A share(1) of capital stock outstanding throughout each year ended April 30:

	2005		2004	2003	2002	2001
Net asset value, beginning of year	$11.73		$8.67	$10.86	$11.79	$13.14
Income (loss) from operations:
Net investment income	0.11		0.04	0.06	0.04	0.05
Net realized and unrealized gain (loss)	0.67		3.09	(2.20)	(0.94)	(1.38)
Total income (loss) from operations	0.78		3.13	(2.14)	(0.90)	(1.33)
Less distributions from:
Net investment income	(0.07)		(0.07)	(0.05)	(0.03)	(0.02)
Total distributions	(0.07)		(0.07)	(0.05)	(0.03)	(0.02)
Net asset value, end of year	$12.44		$11.73	$8.67	$10.86	$11.79
Total return(2)	6.63%		36.11%	(19.71)%	(7.61)%	(10.10)%
Net assets, end of year (000s)	$7,544		$7,679	$5,280	$7,704	$10,367
Ratio to average net assets:
Expenses	1.66	%(3)	1.55%	1.54%	1.56%	1.49%
Net investment income	0.89		0.33	0.65	0.35	0.39
Portfolio turnover rate	26%		27%	36%	43%	74%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fee were not voluntarily waived, the actual expense ratio would have been 1.67% for Class A shares.

32	Smith Barney Hansberger Global Value Fund

For a Class B share(1) of capital stock outstanding throughout each year ended April 30:

	2005		2004	2003	2002	2001
Net asset value, beginning of year	$11.47		$8.49	$10.66	$11.62	$13.03
Income (loss) from operations:
Net investment income (loss)	0.02		(0.05)	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	0.65		3.03	(2.16)	(0.92)	(1.36)
Total income (loss) from operations	0.67		2.98	(2.17)	(0.96)	(1.41)
Net asset value, end of year	$12.14		$11.47	$8.49	$10.66	$11.62
Total return(2)	5.84%		35.10%	(20.36)%	(8.26)%	(10.82)%
Net assets, end of year (000s)	$9,594		$10,937	$8,831	$13,993	$20,476
Ratio to average net assets:
Expenses	2.41	%(3)	2.34%	2.31%	2.31%	2.29%
Net investment income (loss)	0.13		(0.45)	(0.13)	(0.33)	(0.39)
Portfolio turnover rate	26%		27%	36%	43%	74%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fee were not voluntarily waived, the actual expense ratio would have been 2.42% for Class B shares.

Smith Barney Mutual Funds	33

For a Class C share(1)(2) of capital stock outstanding throughout each year ended April 30:

	2005		2004	2003	2002	2001
Net asset value, beginning of year	$11.46		$8.49	$10.65	$11.62	$13.02
Income (loss) from operations:
Net investment loss	0.00	*	(0.05)	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	0.65		3.02	(2.15)	(0.93)	(1.35)
Total income (loss) from operations	0.65		2.97	(2.16)	(0.97)	(1.40)
Net asset value, end of year	$12.11		$11.46	$8.49	$10.65	$11.62
Total return(3)	5.67%		34.98%	(20.28)%	(8.35)%	(10.75)%
Net assets, end of year (000s)	$3,799		$4,389	$3,189	$4,680	$6,094
Ratio to average net assets:
Expenses	2.49	%(4)	2.37%	2.34%	2.35%	2.29%
Net investment income (loss)	0.03		(0.49)	(0.14)	(0.37)	(0.44)
Portfolio turnover rate	26%		27%	36%	43%	74%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fee were not voluntarily waived, the actual expense ratio would have been 2.50% for Class C shares.
*	Amount represents less than $0.01.

34	Smith Barney Hansberger Global Value Fund

For a Class Y share(1) of capital stock outstanding throughout each year ended April 30:

	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$11.77		$8.69	$10.87	$11.81	$13.16
Income (Loss) From Operations:
Net investment income	0.18		0.09	0.11	0.10	0.10
Net realized and unrealized gain (loss)	0.67		3.11	(2.21)	(0.95)	(1.37)
Total Income (Loss) From Operations	0.85		3.20	(2.10)	(0.85)	(1.27)
Less Distributions From:
Net investment income	(0.14)		(0.12)	(0.08)	(0.09)	(0.08)
Total Distributions	(0.14)		(0.12)	(0.08)	(0.09)	(0.08)
Net Asset Value, End of Year	$12.48		$11.77	$8.69	$10.87	$11.81
Total Return(2)	7.25%		36.86%	(19.30)%	(7.16)%	(9.64)%
Net Assets, End of Year (000s)	$117,348		$152,420	$118,946	$159,333	$180,709
Ratio to Average Net Assets:
Expenses	1.07	%(3)	1.05%	1.05%	1.04%	1.06%
Net investment income	1.44		0.83	1.18	0.92	0.81
Portfolio Turnover Rate	26%		27%	36%	43%	74%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended April 30, 2005. If such fee were not voluntarily waived, the actual expense ratio would have been 1.08% for Class Y shares.

Smith Barney Mutual Funds	35

Smith Barney Hansberger Global Value Fund

An investment portfolio of Smith Barney Investment Funds Inc.

You may visit the fund’s website at www.citigroupam.com for a free copy of the Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of Additional Information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-03275)

FD01337 8/05

August 29, 2005

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY INVESTMENT FUNDS INC.

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—ALL CAP GROWTH AND VALUE FUND

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—GLOBAL ALL CAP GROWTH AND VALUE FUND

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—LARGE CAP GROWTH AND VALUE FUND

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—BALANCED ALL CAP GROWTH AND VALUE FUND

SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—ALL CAP AND INTERNATIONAL FUND

125 Broad Street

New York, New York 10004

1-800-451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the current combined Prospectuses of Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund (“Large Cap Growth and Value Fund”), Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund (“All Cap Growth and Value Fund”), Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund (“Global All Cap Growth and Value Fund”), Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund (“Balanced All Cap Growth and Value Fund”) and Smith Barney Multiple Discipline Funds—All Cap and International Fund (“All Cap and International Fund”) (collectively, the “Funds”) dated August 29, 2005 as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectuses. It is intended to provide more detailed information about the Funds as well as matters already discussed in the Prospectuses. Additional information about the Funds’ investments is available in the Funds’ annual reports to shareholders which are incorporated herein by reference. The Prospectuses and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. (“PFSI”) Registered Representative (for all funds except All Cap and International Fund), a broker/dealer, financial intermediary or a financial institution (each called a “Service Agent”), or by writing or calling Citigroup Global Markets Inc. (“CGM”) at the address or telephone number above. Each Fund is a separate investment series of Smith Barney Investment Funds Inc. (the “Company”).

1

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses each Fund’s investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which a Fund may invest, the investment policies and portfolio strategies each Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC (“SBFM” or the “manager”) serves as investment manager to the Funds. Causeway Capital Management LLC (“Causeway”) serves as the sub-investment adviser to the International segment of the All Cap and International Fund.

All Cap Growth and Value Fund.    The All Cap Growth and Value Fund has an investment objective of long-term capital growth. The All Cap Growth and Value Fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks (such as warrants and convertible bonds) and depository receipts for these securities. Under normal market conditions, the majority of the All Cap Growth and Value Fund’s portfolio will consist of common stocks, but it may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the Fund’s expenses and to meet redemption requests. The All Cap Growth and Value Fund also reserves the right, as a defensive measure, to hold any kind of money market instruments, including short-term debt securities or cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant. The target allocations are 50% to the All Cap Growth segment and 50% to the All Cap Value segment.

Global All Cap Growth and Value Fund.    The Global All Cap Growth and Value Fund has an investment objective of long-term capital growth. The Global All Cap Growth and Value Fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks (such as warrants and convertible bonds) and depository receipts for these securities. Under normal market conditions, the majority of the Global All Cap Growth and Value Fund’s portfolio will consist of common stocks, but it may maintain a portion of its assets in money market instruments and/or cash to provide for payment of Fund’s expenses and to meet redemption requests. The Global All Cap Growth and Value Fund also reserves the right, as a defensive measure, to hold any kind of money market instruments, including short-term debt securities or cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant. The target allocations are 30% to the Large Cap Growth segment, 30% to the Large Cap Value segment, 20% to the Multi-Cap Growth segment and 20% to the International-ADR segment.

Large Cap Growth and Value Fund.    Large Cap Growth and Value Fund has an investment objective of long-term capital growth. Under normal circumstances, the Large Cap Growth and Value Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in companies with large market capitalizations—those with total market capitalizations of $5 billion or more at the time of investment and related investments. This 80% investment policy may be changed by the Company’s Board of Directors on 60 days’ notice to shareholders. The Large Cap Growth and Value Fund normally invests approximately 50% of its total assets invested in equity securities of large capitalization companies in each fund segment, Large Cap Value and Large Cap Growth. The Large Cap Growth and Value Fund does have the flexibility, however, to invest in companies with smaller market capitalizations. Under normal market conditions, the majority of the Large Cap Growth and Value Fund’s portfolio will consist of common stocks, but the Large Cap Growth and Value Fund may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the Large Cap Growth and Value Fund’s expenses and to meet redemption requests. The Large Cap Growth and Value Fund reserves the right, as a defensive measure, to hold any type of money market securities, short-term debt securities and cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant.

The Large Cap Growth and Value Fund is a non-diversified fund.

Balanced All Cap Growth and Value Fund.    The Balanced All Cap Growth and Value Fund has an investment objective balanced between long-term growth of capital and principal preservation. The Balanced All Cap Growth and Value Fund normally invests in all types of equity securities, including common stocks,

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preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds and depository receipts for these securities. Under normal market conditions, the majority of the Balanced All Cap Growth and Value Fund’s portfolio will consist of common stocks, but the Balanced All Cap Growth and Value Fund maintains at least 25% of its net assets in short-term to intermediate-term U.S. Treasury bills, notes, bonds and U.S. government agency securities with an average maturity of approximately 2.5 to 7 years, and the Balanced All Cap Growth and Value Fund may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the Balanced All Cap Growth and Value Fund’s expenses and to meet redemption requests. The Balanced All Cap Growth and Value Fund also reserves the right, as a defensive measure, to hold any kind of money market instruments, including short-term debt securities or cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant. The target allocations are 35% to each of the All Cap Growth and All Cap Value segments and 30% to the Fixed Income segment—Government Securities Management.

All Cap and International Fund.    The All Cap and International Fund has an investment objective of long-term growth of capital and income. The All Cap and International Fund normally invests in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for these securities. The All Cap and International Fund may maintain a portion of its assets in money market instruments and/or cash to provide for payment of the All Cap and International Fund’s expenses and to meet redemption requests. The All Cap and International Fund also reserves the right, as a defensive measure, to hold any kind of money market instruments, including short-term debt securities or cash, in such proportions as, in the opinion of the manager, prevailing market or economic conditions warrant. The target allocations are 40% to the All Cap Growth segment, 40% to the All Cap Value segment and 20% to the International segment.

EQUITY SECURITIES

Common Stocks.    Each Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks, Convertible Securities and Warrants.    Each Fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stocks entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. Warrants entitle the Funds to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs.    Each Fund may invest in shares of real estate investment trusts (“REITs”), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the “Code”).

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FOREIGN SECURITIES

Each Fund may invest in foreign securities only through American Depository Receipts (“ADRs”) or ordinary shares of non-U.S. companies traded in the U.S. markets. ADRs are receipts typically issued by an American bank or trust company representing underlying shares of foreign companies. ADRs are issued in registered form. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no such obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Funds may invest in ADRs through both sponsored and unsponsored arrangements.

The value of an ADR is dependent upon the market price of an underlying foreign security. An ADR may trade at a premium to that price due to the ease of execution and the greater liquidity in U.S. markets. An ADR may trade at a discount to the market price of the underlying foreign security based on differences in the times U.S. and foreign markets are open and other factors.

The depository for ADRs is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For purposes of the Funds’ investment policies, investments in depository receipts will be deemed to be investments in the underlying securities. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. These include differences in accounting, auditing and financial reporting standards and political instability which could affect U.S. investments in foreign countries. Many of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission (“SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a domestic company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The manager intends to limit the All Cap Growth and Value Fund’s and Balanced All Cap Growth and Value Fund’s investments in ADRs and ordinary shares of non-U.S. companies that trade in U.S. markets to 25% of each Fund’s assets.

The International—ADR segment of the Global All Cap Growth and Value Fund will, except as otherwise provided, invest at least 80% of its assets in ADRs or ordinary shares traded in U.S. markets of companies organized in, or governments of any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the

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former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the manager may determine from time to time. Allocation of the Global All Cap Growth and Value Fund’s investments will depend upon the relative attractiveness of the international markets and particular issuers. Concentration of the Global All Cap Growth and Value Fund’s assets in one or a few countries or currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

The International segment of the All Cap and International Fund invests in ADRs or ordinary shares traded in U.S. markets of foreign issuers primarily in developed countries and emphasizes investments in companies that pay dividends or repurchase their shares. The International segment of the All Cap and International Fund may invest up to 10% of its total assets in companies in emerging (less developed) markets. Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets. Causeway determines where a company is located by referring either to its primary stock exchange listing, where it is registered or where its headquarters is located.

LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and for cash management purposes, each Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. Each Fund may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

In lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (a) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. From time to time, a Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund or the manager and is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned.

Generally, the borrower will be required to make payments to a Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

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REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. A repurchase agreement is an agreement by a Fund to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Pursuant to an exemptive order issued by the SEC, each Fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to a Fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by a Fund and its agreement to repurchase the instrument at a specified time and price. Each Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. Each Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the seller.

Reverse repurchase agreements create opportunities for increased returns to the shareholders of a Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends a Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of a Fund will be less than if the reverse repurchase agreement had not been used.

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WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed delivery transaction, a Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

A Fund will at times maintain in a segregated account cash or liquid securities equal to the amount of the Fund’s when-issued or delayed delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund’s assets. That is, to the extent the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).

MONEY MARKET INSTRUMENTS

As stated in the Prospectuses, each Fund may invest for temporary defensive purposes, to pay expenses and/or meet redemption requests in any type of money market instruments and short-term debt securities or cash. Money market instruments in which the Funds may invest include: U.S. government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amounts of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign

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governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

Savings and loan associations whose CDs may be purchased by the Funds are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as a Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

DERIVATIVE CONTRACTS

Each Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates, as a substitute for buying or selling securities or as a cash flow management technique. There can be no assurance that such efforts will succeed.

Writing Covered Call Options.    Each Fund may write (sell) covered call options. Covered call options will generally be written on securities and currencies which, in the opinion of the manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

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A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The manager and the Company believe that writing of covered call options is less risky than writing uncovered or “naked” options, which the Funds will not do.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option’s expiration. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund’s custodian.

The premium a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

A Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

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A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by a Fund.

Purchasing Put Options.    Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

A Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security is eventually sold.

A Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options.    Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by a Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund’s current return.

Stock Index Options.    Each Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the

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market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.

Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to the manager’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Each Fund will engage in stock index options transactions only when determined by the manager to be consistent with the Fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Stock Index, Interest Rate and Currency Futures Contracts.    Each Fund may enter into stock index, interest rate or currency futures contracts as a hedge against changes in prevailing levels of market values, interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. Each Fund’s hedging may include holding futures as an offset against anticipated changes in market values, interest or currency exchange rates. Each Fund may also enter into futures contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market value, interest rate and currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and at a lower cost through using futures contracts.

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Although futures contracts typically require future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one futures contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the futures contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another futures contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to a Fund.

Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

Each Fund may enter into futures transactions for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Each Fund may also enter into futures transactions as a substitute for buying or selling securities or as a cash flow management technique.

“Margin” with respect to futures contracts is the amount that must be deposited by a Fund with a broker in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit made when the futures contract is entered into (“initial margin”) is intended to assure a Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“variation margin”). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, a Fund will mark to market the current value of its open futures contracts. Each Fund expects to earn interest income on its margin deposits.

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Options on Futures Contracts.    Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on futures, a Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on futures contracts.

To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by a Fund, such Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

Neither the Company nor any Fund will be a commodity pool. In addition, the manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a commodity pool operator under the rules of the Commodity Futures Trading Commission. The SEC staff takes the position that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Forward Currency Contracts, Options on Currency and Currency Swaps.    A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the use of cross-hedges by a Fund, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the cross-hedges of a Fund and the movements in the exchange rates of the foreign currencies in which the assets of the Fund that are the subject of such cross-hedges are denominated.

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Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. A Fund, however, may enter into forward contracts with deposit requirements or commissions.

A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to a Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which a Fund anticipates purchasing securities.

The ability of a Fund to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter (OTC) markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Funds intend to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Each Fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

Interest Rate Swaps, Caps and Floors.    Among the hedging transactions into which a Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or segment of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment. Each Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party

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selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

Each Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the manager and each Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of the obligations of a Fund over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. Each Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

New options and futures contracts and various combinations thereof continue to be developed and a Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

INDEX-RELATED SECURITIES

Each Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index (“Equity Equivalents”). Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund’s assets across a broad range of equity securities.

To the extent a Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.

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These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a Fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a Fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalents is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of Fund shares.

FIXED-INCOME SECURITIES

General.    Fixed-income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by a Fund. The market value of the fixed-income obligations in which a Fund may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

U.S. Government Securities.    U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”), are mortgage-related securities. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Mortgage-related Securities.    The Balanced All Cap Growth and Value Fund may invest in mortgage-related securities. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

The Balanced All Cap Growth and Value Fund may invest in governmental or government-related mortgage-related securities. Governmental mortgage-related securities are backed by the full faith and credit of the U.S. government. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through

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securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the Balanced All Cap Growth and Value Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

Commercial Paper.    Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. A Fund, therefore, may not invest in a master demand note, if, as a result, more than 15% of the value of the Fund’s total assets would be invested in such notes and other illiquid securities.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

RESTRICTED SECURITIES

Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the “1933 Act”). For that reason, each Fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.

LEVERAGING

Each Fund may from time to time leverage its investments by purchasing securities with borrowed money. Each Fund may borrow money only from banks and in an amount not to exceed 33 1/3% of the total value of its assets less liabilities. The amount of borrowings by a Fund also may be limited by availability and cost of credit and by restrictions imposed by the Federal Reserve Board. The Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, asset coverage of the Fund drops below 300%, the Fund must reduce its outstanding bank debt within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the shares of the Fund to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the shares of the Fund to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate the net investment income of the Fund in any given period.

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SHORT SALES

Each Fund may sell securities short “against the box.” While a short sale is the sale of a security a Fund does not own, it is “against the box” if at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

RISK FACTORS

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that the net asset value of each Fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Portfolio Turnover.    The investment policies of each Fund may result in its experiencing a greater portfolio turnover rate than investment companies that seek to produce income or to maintain a balanced investment position. Although the portfolio turnover rate of each segment cannot be predicted and will vary from year to year, it is possible that a Fund’s annual portfolio turnover rate may exceed 100%, but should not exceed 200%. A 100% portfolio turnover rate would occur, for instance, if all securities in a Fund were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of foreign governmental laws or restrictions. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign currencies directly. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. A Fund might have greater difficulty taking appropriate legal action in foreign courts.

Each Fund may invest in closed-end investment companies that concentrate their investments in the securities of a particular country. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for a Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts a Fund’s investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in

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which investments of a Fund are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy.

Derivative Instruments.    In accordance with its investment policies, a Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. An investment in a Fund also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk:    The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:    Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk:    The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as a Fund are not readily marketable and are subject to the Fund’s restrictions on illiquid investments.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Fund is reviewed and analyzed by the portfolio managers to assess the risk and reward of each such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to a Fund.

Special Risks of Using Futures Contracts.    The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in stock market prices or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

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At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for equity securities, debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to market values, interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Where a Fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other assets of the Fund.

Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund segregates and commits to back the futures contract with an amount of cash and liquid securities from the Fund equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Non-Diversified Classification (Large Cap Growth and Value Fund only). The Large Cap Growth and Value Fund is classified as a non-diversified fund under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets it may invest in the obligations of a single issuer. As a result, the Large Cap Growth and Value Fund may be subject to greater volatility with respect to its portfolio securities than funds that are more broadly diversified. Large Cap Growth and Value Fund intends to conduct its operations, however, so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a RIC, the Large Cap Growth and Value Fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that includes the manager, with respect to the disclosure of a Fund’s portfolio securities and any ongoing arrangements to make available information about a Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a Fund’s portfolio holdings is in the best interests of a Fund’s shareholders, and that any conflicts of interest between the interests of a Fund’s shareholders and those of SBFM or CGM or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential

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investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or a Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include Fund holdings together with other securities) followed by the portfolio manager (without position sizes or identification of particular Funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A Fund’s sector weightings, performance attribution (e.g. analysis of a Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons (as defined in the 1940 Act) of the Company (“Independent Directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Fund, CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Fund’s portfolio securities will be reviewed at least annually by the Company’s Board.

The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Company’s Board at its next regularly scheduled meeting.

Currently, the Funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website, www.citigroupam.com.

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Set forth below are charts showing those parties with whom CAM, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 1, 2005, the Funds release their portfolio holdings to the following recipients:

Recipient (holdings)	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

As of April 1, 2005, the Funds may also release their portfolio holdings to the following recipients:

Recipient (holdings)	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

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MASTER/FEEDER FUND STRUCTURE

The Company’s Board of Directors has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT RESTRICTIONS

The investment restrictions below and each Fund’s investment objective has been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of a Fund. “Majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of outstanding shares.

Under the investment restrictions adopted by the Company with respect to a Fund, a Fund will not:

1.  Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.  Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

3.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options

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on currencies to the extent consistent with the Fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

6.  Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

Each Fund except All Cap and International Fund may not:

7.  Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities.

All Cap and International Fund may not:

8.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The business and affairs of each Fund is managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the Funds are employees of organizations that provide services to the Funds.

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:
Paul R. Ades Paul R. Ades, PLLC 181 West Main Street, Suite C Babylon, NY 11702 Birth year: 1940	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (since 2000); Partner in Law Firm of Murov & Ades, Esqs. (1976-2000)	16	None

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth year: 1937	Director	Since 1981	Professor, Harvard Business School	48	None

Frank G. Hubbard Avatar International Inc. 87 Whittredge Road Summit, NJ 07901 Birth year: 1937	Director	Since 1993	President of Avatar International Inc. (business development) (since 1998)	16	None

Jerome H. Miller c/o Smith Barney Mutual Funds 125 Broad Street New York, NY 10004 Birth year: 1937	Director	Since 1998	Retired	16	None

Ken Miller Young Stuff Apparel Group Inc. 930 Fifth Avenue New York, NY 10021 Birth year: 1942	Director	Since 1994	President of Young Stuff Apparel Group Inc. (since 1963)	16	None

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified.

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Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director:

R. Jay Gerken** CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, portfolio manager, Smith Barney Growth and Income Fund (1994 - 2000) and Smith Barney Allocation Series, Inc. (1996 - 2001)	185	None
Executive Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003);

Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A
Valerie Bannon CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 31	Vice President and Investment Officer	Since 2004	Director of CGM: Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1949	Vice President and Investment Officer	Since 1999	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Ellen S. Cammer CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1954	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Robert Feitler, Jr. CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 45	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM; officer of certain mutual funds associated with Citigroup	N/A	N/A

**	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because he is an officer of SBFM and certain of its affiliates.

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Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Executive Officers:
Richard A. Freeman CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1953	Vice President and Investment Officer	Since 2000	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
John Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth year: 1944	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth year: 1958	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Mark J. McAllister CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1962	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM; former Executive Vice President, JLW Capital Management Inc. (1998-1999); officer of certain mutual funds associated with Citigroup	N/A	N/A
Kirstin Mobyed CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1969	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Roger Paradiso CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1966	Vice President and Investment Officer	Since 2004	Managing Director of CGM; Investment Officer of SBFM and investment officer of certain mutual funds associated with Citigroup	N/A	N/A
Jeffrey Russell, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1957	Vice President and Investment Officer	Since 2000	Managing Director of CGM; Investment Officer of SBFM; officer of certain mutual funds associated with Citigroup	N/A	N/A
Kaprel Ozsolak CAM 125 Broad Street, 9th Floor New York, NY 10004 Birth year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

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Name, Address and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Executive Officers:
Andrew Beagley CGM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1962	Chief Anti-Money Laundering Compliance Officer (since 2002) and Chief Compliance Officer (since 2004)	Since 2002	Director, CGM (since 2000); Director of Compliance, North America, Citigroup Asset Management (since 2000); Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999).	N/A	N/A
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth year: 1954	Chief Legal Officer and Secretary	Since 2003	Managing Director and General Counsel, Global Mutual Funds for Citigroup Asset Management (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of certain mutual funds associated with Citigroup.	N/A	N/A

For the calendar year ended December 31, 2004, the Directors beneficially owned equity securities of the Funds they oversee within the dollar ranges presented in the table below:

	Dollar Range of Equity Securities in Each Fund					Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Director
Non-Interested Directors	All Cap Growth and Value Fund	Global All Cap Growth and Value Fund	Large Cap Growth and Value Fund	Balanced All Cap Growth and Value Fund	All Cap and International Fund
Paul R. Ades	None	None	None	None	None	Over $100,000
Dwight B. Crane	None	None	None	None	None	Over $100,000
Frank G. Hubbard	None	None	None	None	None	$10,001-$50,000
Jerome H. Miller	None	None	None	None	None	Over $100,000
Ken Miller	None	None	None	None	None	Over $100,000

Interested Director
R. Jay Gerken	None	None	None	None	None	Over $100,000

As of December 31, 2004, none of the above Independent Directors or their immediate family members owned beneficially or of record any securities of the adviser or principal underwriters of the Funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Funds.

The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K. Miller and J. Miller.

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In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. The Audit Committee oversees the scope of each Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Company’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to a Fund’s operations and financial reporting. The Audit Committee met four times during the Funds’ last fiscal year.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by a Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company’s Secretary. The Nominating Committee did not meet during the Funds’ last fiscal year.

No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $30,600 per annum plus $3,500 per meeting attended, $100 per telephone meeting attended and reimburses travel and out-of-pocket expenses. Each Fund pays a pro rata share of Director fees based upon asset size. During the calendar year ended December 31, 2004 such expenses totaled $6,096. The Directors of the Company were paid the following compensation by the Funds for the fiscal year ended April 30, 2005 and by the Fund Complex for the calendar year ended December 31, 2004:

	Aggregate Compensation From Each Fund Fiscal Year Ended 4/30/05
Non-Interested Directors	All Cap Growth and Value Fund	Global All Cap Growth and Value Fund	Large Cap Growth and Value Fund	Balanced All Cap Growth and Value Fund	All Cap and International Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses	Total Compensation from Fund Complex Paid to Directors in Calendar Year Ending 12/31/04	Number of Portfolios in Fund Complex Served by Director
Paul R. Ades	$7,325	$5,124	$5,937	$1,655	NA	$0	$94,838	16
Dwight B. Crane	$5,301	$3,200	$4,013	$1,276	NA	$0	$215,288	48
Frank G. Hubbard	$5,728	$3,527	$4,340	$1,247	NA	$0	$73,438	16
Jerome Miller	$5,350	$3,149	$3,962	$1,247	NA	$0	$68,638	16
Ken Miller	$5,728	$3,527	$4,340	$1,247	NA	$0	$73,438	16

Interested Directors
R. Jay Gerken(1)	NA				NA	$0	$0	185

(1)	Mr. Gerken is not compensated for his service as a Director because of his affiliation with the manager.

During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $61,469 in compensation from the Fund Complex for the calendar year ended December 31, 2004.

As of August 9, 2005, the Directors and officers of the Company as a group owned less than 1% of the outstanding common stock of each Fund.

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As of August 9, 2005, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the shares of the following classes:

Class	Percent	Name	Address
All Cap Growth and Value Fund — Class A	14%	PFPC Brokerage Services	FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406

All Cap Growth and Value Fund — Class B	7%	PFPC Brokerage Services	FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406

Large Cap Growth and Value Fund — Class A	5%	PFPC Brokerage Services	FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406

Global All Cap Growth and Value Fund — Class A	23%	PFPC Brokerage Services	FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406

Global All Cap Growth and Value Fund — Class B	12%	PFPC Brokerage Services	FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406

Global All Cap Growth and Value Fund — Class Y	100%	Smith Barney Multiple Discipline Portfolio 1	2 World Financial Center 235 Liberty Street, 24th Floor New York, NY 10281-1024

Balanced All Cap Growth and Value Fund — Class A	34%	PFPC Brokerage Services	FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406

Balanced All Cap Growth and Value Fund — Class A	6%	Mary A. Winston	Montclair, NJ 07042-1909

Balanced All Cap Growth and Value Fund — Class B	13%	PFPC Brokerage Services	FBO Primerica Financial Services 211 South Gulph Road King of Prussia, PA 19406

Balanced All Cap Growth and Value Fund — Class Y	100%	Smith Barney Multiple Discipline Portfolio 2	2 World Financial Center 235 Liberty Street, 24th Floor New York, NY 10281-1024

All Cap and International Fund — Class A	6%	Mr. Subhas Khara	Priti S Khara TTEE U/A/D 11-14-1996 FBO Khara FAM Trust Brea, CA 92821-3104

All Cap and International Fund — Class B	8%	Britt B A Ewen	Ridgewood, NJ 07450-2346

All Cap and International Fund — Class Y	100%	Salomon Brothers Holding Co.	399 Park Avenue New York, NY 10022-4614

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INVESTMENT MANAGEMENT AND OTHER SERVICES

SBFM serves as investment manager to each Fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the Company that was most recently approved by the Board of Directors, including a majority of the Independent Directors, on July 14, 2005 (the Investment Management Agreement was approved on January 27, 2005 for the All Cap and International Fund). SBFM is an affiliate of CGM and is an indirect, wholly owned subsidiary of Citigroup. Subject to the supervision and direction of the Company’s Board of Directors, the manager manages each Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The manager pays the salary of any officer and employee who is employed by both it and the Fund. The manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the Fund’s operations; (b) supplies the Fund with office facilities (which may be in SBFM’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii) applicable deferred sales charges (“Deferred Sales Charges”) and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

Each Fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Company who are not officers, directors, shareholders or employees of CGM or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Directors of the Company.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2005 of approximately $111.1 billion.

As compensation for investment management services, the All Cap Growth and Value Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the All Cap Growth and Value Fund’s average daily net assets. For the fiscal years ended April 30, 2003, 2004 and 2005, the All Cap Growth and Value Fund incurred $2,102,788, $2,036,490 and $2,771,069, respectively, in management fees.

As compensation for investment management services, the Global All Cap Growth and Value Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Global All Cap Growth and Value Fund’s average daily net assets. Prior to January 21, 2004, the Fund paid the manager a fee at the annual rate of 0.80% of its net assets. For the fiscal years ended April 30, 2003, 2004 and 2005, the Fund incurred $633,406, $611,334 and $877,342, respectively, in management fees.

As compensation for investment management services, the Large Cap Growth and Value Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Large Cap Growth and Value Fund’s average daily net assets. For the fiscal years ended April 30, 2003, 2004 and 2005, the Fund incurred $2,112,600, $1,837,233 and $1,600,697, respectively, in management fees.

As compensation for investment management services, the Balanced All Cap Growth and Value Fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Balanced All Cap Growth and Value Fund’s average daily net assets. For the fiscal period from August 28, 2004 through April 30, 2005, the Balanced All Cap Growth and Value Fund incurred $63,051 in management fees.

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As compensation for investment management services, the All Cap and International Fund pays the manager a fee computed daily and paid monthly on the All Cap and International Fund’s average daily net assets, according to the following schedule:

Average Daily Net Assets of the Fund	Rate of Management Fee Paid by the Fund to SBFM
Up to $1 billion	0.750%
In excess of $1 billion up to $2 billion	0.725%
In excess of $2 billion up to $5 billion	0.700%
In excess of $5 billion up to $10 billion	0.675%
In excess of $10 billion	0.650%

For the fiscal period from April 1, 2005 through April 30, 2005, the All Cap and International Fund incurred $1,246 in management fees.

The Investment Management Agreement for each Fund will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Company’s Board or (b) by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the Company’s Board with such Independent Directors casting votes in person at a meeting called for such purpose. The Investment Management Agreements for Balanced All Cap Growth and Value Fund and All Cap and International Fund have an initial term of two years and continue in effect from year to year thereafter, provided they are approved at least annually in the manner noted above. Each Fund or the manager may terminate the Investment Management Agreement on 60 days’ written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Causeway Capital Management LLC (“Causeway”), located at 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025, serves as sub-investment adviser to the All Cap and International Fund pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) that was most recently approved by the Board of Directors, including a majority of the Independent Directors, on January 27, 2005. Causeway determines the securities and other investments (except cash and cash equivalents) to be purchased, held or sold for the All Cap and International Fund’s International segment under the oversight of the manager and the Board. Causeway receives a fee from the manager, not the All Cap and International Fund, for its services, computed daily and paid monthly on the All Cap and International Fund’s average daily net assets allocated to the International segment, according to the following schedule:

Average Daily Net Assets of the Fund	Rate of Sub-Advisory Fee Paid by SBFM to Causeway
Up to $1 billion	0.400%
In excess of $1 billion up to $2 billion	0.375%
In excess of $2 billion up to $5 billion	0.350%
In excess of $5 billion up to $10 billion	0.325%
In excess of $10 billion	0.300%

For the fiscal period from April 1, 2005 through April 30, 2005, the manager did not pay Causeway sub-advisory fees.

Under the Sub-Advisory Agreement, Causeway determines the securities and other investments (except cash and cash equivalents) to be purchased, held or sold for the International segment; provides a model portfolio for the segment to be followed by the manager in placing purchase and sale orders for the International segment; and

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employs professional portfolio managers and securities analysts who provide investment advisory and research services to the International segment. Causeway instructs the manager with respect to purchase and sale transactions, proxy voting and corporate action elections for securities held in the International segment. Causeway will bear all expenses in connection with the performance of its services under the Sub-Advisory Agreement.

The Sub-Advisory Agreement between the manager and Causeway has an initial term of two years and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Company’s Board or by a majority of the outstanding voting securities of the All Cap and International Fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the Company’s Board with such Independent Directors casting votes in person at a meeting called for such purpose. The manager may terminate the Sub-Advisory Agreement on 180 days’ written notice, unless there has been a material breach of any of the provisions of the Sub-Advisory Agreement by Causeway, in which case the Agreement is terminable on 60 days’ written notice. The All Cap and International Fund or Causeway may terminate the Sub-Advisory Agreement on 60 days’ written notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Board Approval of Investment Management Agreement

All Cap Growth and Value Fund, Global All Cap Growth and Value Fund, Large Cap Growth and Value Fund and Balanced All Cap Growth and Value Fund

At a meeting held on July 14, 2005, the Board of Directors of the Company considered the continuation of the Investment Management Agreements for the above-referenced Funds for another year.

All Cap Growth and Value Fund.    The Board of Directors, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the All Cap Growth and Value Fund in light of the nature, extent and quality of the investment management services provided and additional benefits received by the manager and its affiliates in connection with providing services to the Fund. The Board compared the fees charged by the manager to the Fund to those charged by the manager to other funds and clients with similar investment objectives and policies as the Fund and to those charged by other investment advisers with respect to similar funds. The Board also considered the Fund’s total expenses in comparison to funds of comparable size and other factors. The Board also considered the performance of the Fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the Fund had performed below the median of its performance universe for the periods presented, acknowledging that the Fund’s portfolio management team and strategies had changed in late January, 2004. The Board also reviewed the expenses incurred by the manager and the profitability to the manager and its affiliates of their services to the Fund. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager. In analyzing the expenses incurred by the manager with respect to the Fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates as well as the benefits derived by the manager and its affiliates from the relationship with the Fund. After discussion with the Board, the manager offered to institute fee breakpoints effective October 1, 2005, acknowledging that that the Fund is not yet large enough to realize the benefits of the breakpoints. The Board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on any benefits of economies of scale to the Fund.

Global All Cap Growth and Value Fund.    The Board of Directors, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the Global All Cap Growth and Value Fund in light of the nature, extent and quality of the investment management services provided and additional benefits received by the manager and its affiliates in connection with providing services to the Fund.

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The Board compared the fees charged by the manager to the Fund to those charged by the manager to other funds and clients with similar investment objectives and policies as the Fund and to those charged by other investment advisers with respect to similar funds. The Board also considered the Fund’s total expenses in comparison to funds of comparable size and other factors. The Board also considered the performance of the Fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the fund had performed below the median of its performance universe for the periods presented, acknowledging that the Fund’s portfolio management team and strategies had changed in late January, 2004. The Board also reviewed the expenses incurred by the manager and the profitability to the manager and its affiliates of their services to the Fund. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager. In analyzing the expenses incurred by the manager with respect to the Fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates as well as the benefits derived by the manager and its affiliates from the relationship with the Fund. The Board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on any benefits of economies of scale to the Fund.

Large Cap Growth and Value Fund.    The Board of Directors, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the Large Cap Growth and Value Fund in light of the nature, extent and quality of the investment management services provided and additional benefits received by the manager and its affiliates in connection with providing services to the Fund. The Board compared the fees charged by the manager to the Fund to those charged by the manager to other funds and clients with similar investment objectives and policies as the Fund and to those charged by other investment advisers with respect to similar funds. The Board also considered the Fund’s total expenses in comparison to funds of comparable size and other factors. The Board also considered the performance of the Fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the fund had performed below the median of its performance universe for the periods presented, acknowledging that the Fund’s portfolio management team and strategies had changed in late January, 2004. The Board also reviewed the expenses incurred by the manager and the profitability to the manager and its affiliates of their services to the Fund. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager. In analyzing the expenses incurred by the manager with respect to the Fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates as well as the benefits derived by the manager and its affiliates from the relationship with the Fund. After discussion with the Board, the manager offered to institute fee breakpoints effective October 1, 2005, acknowledging that the Fund is not yet large enough to realize the benefits of the new fee schedule. The Board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on any benefits of economies of scale to the Fund.

Balanced All Cap Growth and Value Fund.    The Board of Directors, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the Balanced All Cap Growth and Value Fund in light of the nature, extent and quality of the investment management services provided and additional benefits received by the manager and its affiliates in connection with providing services to the Fund. The Board compared the fees charged by the manager to the Fund to those charged by the manager to other funds and clients with similar investment objectives and policies as the Fund and to those charged by other investment advisers with respect to similar funds. The Board also considered the Fund’s total expenses in comparison to funds of comparable size and other factors. The Board also considered the performance of the Fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the fund had performed below the median of its performance universe for the period presented, acknowledging that the Fund commenced operations in August 2004. The Board also reviewed the expenses incurred by the manager and the profitability to the manager and its affiliates of their services to the Fund. In addition, the Board noted information received at

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regular meetings throughout the year relating to Fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager. In analyzing the expenses incurred by the manager with respect to the Fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the manager and its affiliates as well as the benefits derived by the manager and its affiliates from the relationship with the Fund. After discussion with the Board, the manager offered to institute fee breakpoints effective October 1, 2005, acknowledging that the Fund is not yet large enough to realize the benefits of the new fee schedule. The Board noted that it had concluded that the manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on any benefits of economies of scale to the Fund.

*  *  *  *

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Management Agreement with respect to each Fund. The Independent Directors were advised by separate independent legal counsel throughout the process.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Company, the investment adviser, the investment sub-adviser for All Cap and International Fund and the principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Company, its investment adviser, the investment sub-adviser and the principal underwriters are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Board members may not agree with particular policies or votes by the Funds’ manager, the Board of Directors has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision-making process.

Attached as Appendix A are summaries of the guidelines that each Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that a Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of a Fund or the manager on the other. These summaries of the guidelines give a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a Fund’s investment objectives. The manager of the All Cap and International Fund votes proxies of securities in the International segment as instructed by Causeway pursuant to Causeway’s proxy voting policies and procedures, which are also included in Appendix A. Information on how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

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Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company. The Independent Directors have selected Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, to serve as their legal counsel.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, NY 10154, has been selected as the Funds’ independent registered public accounting firm to render an opinion on the Funds’ financial statements for the fiscal year ending April 30, 2006.

Custodian and Transfer Agent

State Street Bank and Trust Company (the “custodian”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Funds. Under its agreement with the Company on behalf of the Funds, the custodian holds each Fund’s portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of each Fund are held under bank custodianship in compliance with the 1940 Act.

Citicorp Trust Bank, fsb (the “transfer agent”), located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Funds. For the years ended April 30, 2003, April 30, 2004 and April 30, 2005, the All Cap Growth and Value Fund paid $284,875, $272,264 and $331,177, respectively, in transfer agency fees. For the years ended April 30, 2003, April 30, 2004 and April 30, 2005, the Global All Cap Growth and Value Fund paid $80,439, $78,190 and $101,665, respectively, in transfer agency fees. For the years ended April 30, 2003, April 30, 2004 and April 30, 2005, the Large Cap Growth and Value Fund paid $286,435, $246,808 and $201,569, respectively, in transfer agency fees. For the period ended April 30, 2005, the Balanced All Cap Growth and Value Fund paid $3,748 in transfer agency fees. For the period ended April 30, 2005, the All Cap and International Fund did not pay any transfer agency fees.

PFPC Inc. (the “sub-transfer agent”), whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the sub-transfer agent to the Funds to render certain shareholder record-keeping and accounting services.

Each Fund except All Cap and International Fund has also engaged the services of Primerica Shareholder Services, whose address is P.O. Box 9662, Providence, Rhode Island 02940-9662, as a sub-transfer agent for PFS Accounts.

Distributors

CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Funds’ distributor pursuant to a written agreement dated June 5, 2000 (the “Distribution Agreement”), which was most recently approved by the Company’s Board of Directors, including a majority of the Independent Directors, with respect to the Funds on July 14, 2005 (and on January 27, 2005 for the All Cap and International Fund). PFS Distributors Inc. (“PFS”), located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, also serves as the distributor for each Fund except the All Cap and International Fund, pursuant to a separate written agreement dated June 5, 2000 (the “PFS Distribution Agreement”), which was most recently approved by the Company’s Board of Directors, including a majority of the Independent Directors, on July 14, 2005.

CGM and PFS may be deemed to be underwriters for purposes of the 1933 Act.

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Initial Sales Charges

The aggregate dollar amount of commissions on Class A and Class C shares received by CGM and its affiliates were as follows:

Class A Shares

	Fiscal Year or Period Ended April 30, 2005		Fiscal Year Ended April 30, 2004		Fiscal Year Ended April 30, 2003
All Cap Growth and Value Fund	$1,368,000	*	$549,000	*	$106,742	*
Global All Cap Growth and Value Fund	$564,000	**	$250,000	**	$24,073	**
Large Cap Growth and Value Fund	$139,000	***	$65,000	***	$29,385	***
Balanced All Cap Growth and Value Fund	$292,000	****†	N/A		N/A
All Cap and International Fund	$21,000	*††	N/A		N/A

*	The following amounts were paid to PFS and/or PFSI: $249,132, $51,043 and $38,742, respectively.
**	The following amounts were paid to PFS and/or PFSI: $174,050, $21,263 and $11,073, respectively.
***	The following amounts were paid to PFS and/or PFSI: $55,320, 6,320 and $4,385, respectively.
****	The following amount was paid to PFS and/or PFSI: $84,313.
†	For the period from August 28, 2004 through April 30, 2005.
††	For the period from April 1, 2005 through April 30, 2005.

Class C Shares

	Fiscal Year or Period Ended April 30, 2005		Fiscal Year Ended April 30, 2004	Fiscal Year Ended April 30, 2003
All Cap Growth and Value Fund	N/A		$63,000	$47,000
Global All Cap Growth and Value Fund	N/A		$9,000	$3,000
Large Cap Growth and Value Fund	N/A		$9,000	$12,000
Balanced All Cap Growth and Value Fund	N/A	*	N/A	N/A
All Cap and International Fund	N/A	**	N/A	N/A

*	For the period from August 28, 2004 through April 30, 2005.
**	For the period from April 1, 2005 through April 30, 2005.

Deferred Sales Charges

Class A Shares

	Fiscal Year or Period Ended April 30, 2005		Fiscal Year Ended April 30, 2004	Fiscal Year Ended April 30, 2003
All Cap Growth and Value Fund	$0		$0	$0
Global All Cap Growth and Value Fund	$0	***	$0	$0
Large Cap Growth and Value Fund	$0		$0	$0
Balanced All Cap Growth and Value Fund	$0	*	N/A	N/A
All Cap and International Fund	$0	**	N/A	N/A

*	For the period from August 28, 2004 through April 30, 2005.
**	For the period from April 1, 2005 through April 30, 2005.
***	Amount represents less than $100.

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Class B Shares

	Fiscal Year Ended April 30, 2005		Fiscal Year Ended April 30, 2004		Fiscal Year Ended April 30, 2003
All Cap Growth and Value Fund	$171,000	*	$119,000	*	$229,280	*
Global All Cap Growth and Value Fund	$51,000	**	$29,000	**	$53,600	***
Large Cap Growth and Value Fund	$77,000	***	$192,000	***	$460,861	***
Balanced All Cap Growth and Value Fund	$5,000	****†	N/A		N/A
All Cap and International Fund	$0	††	N/A		N/A

*	The following amounts were paid to PFS and/or PFSI: $10,428, $7,433 and $6,280, respectively.
**	The following amounts were paid to PFS and/or PFSI: $7,166, $3,578 and $2,600, respectively.
***	The following amounts were paid to PFS and/or PFSI: $3,242, $2,099 and $1,861, respectively.
****	The following amount was paid to PFS and/or PFSI: $104 through April 30, 2005.
†	For the period from August 28, 2004 through April 30, 2005.
††	For the period from April 1, 2005 through April 30, 2005.

Class C Shares

	Fiscal Year Ended April 30, 2005		Fiscal Year Ended April 30, 2004	Fiscal Year Ended April 30, 2003
All Cap Growth and Value Fund	$47,000		$3,000	$8,000
Global All Cap Growth and Value Fund	$13,000		$0	$0
Large Cap Growth and Value Fund	$2,000		$0	$1,000
Balanced All Cap Growth and Value Fund	$2,000	*	N/A	N/A
All Cap and International Fund	$0	**	N/A	N/A

*	For the period from August 28, 2004 through April 30, 2005.
**	For the period from April 1, 2005 through April 30, 2005.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor’s brokerage account and CGM may benefit from the temporary use of the funds. The Company’s Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.

Distribution Arrangements

To compensate CGM (for all Funds) and PFSI (for all Funds except the All Cap and International Fund) for the services they provide and for the expenses they bear under the Distribution Agreements, the Company has adopted services and distribution plans (the “Plans”) pursuant to Rule l2b-1 under the 1940 Act. The only Classes of shares being offered for sale through PFSI are Class A shares and Class B shares. Under the Plans, CGM is paid a fee with respect to shares of the Funds sold through CGM, and PFSI is paid a fee with respect to shares of the Funds sold through PFSI. Under the Plans, each Fund pays CGM or PFSI (who pays its Registered Representatives), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to the Class A, Class B and Class C shares. In addition, each Fund pays CGM a fee with respect to the Class B and Class C shares (and each Fund except All Cap and International Fund pays PFSI a fee with respect to Class B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Smith Barney Financial Consultants, PFSI Registered Representatives, and other persons who provide support services in connection with the distribution of shares; and indirect and overhead costs of CGM and PFSI associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class C

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distribution fee is calculated at the annual rate of 0.75% of the value of the Fund’s average daily net assets attributable to the shares of the respective Class.

The following service and distribution fees were incurred by the Funds pursuant to the Plans during the years indicated:

All Cap Growth and Value Fund

	Fiscal Year Ended April 30, 2005	Fiscal Year Ended April 30, 2004	Fiscal Year Ended April 30, 2003
Class A	$178,878	$77,049	$68,865
Class B	$692,685	$452,224	$444,363
Class C	$2,270,436	$1,954,899	$2,083,891

Global All Cap Growth and Value Fund

	Fiscal Year Ended April 30, 2005	Fiscal Year Ended April 30, 2004	Fiscal Year Ended April 30, 2003
Class A	$70,172	$21,561	$19,507
Class B	$204,889	$122,395	$110,105
Class C	$656,437	$570,601	$603,626

Large Cap Growth and Value Fund

	Fiscal Year Ended April 30, 2005	Fiscal Year Ended April 30, 2004	Fiscal Year Ended April 30, 2003
Class A	$133,813	$142,157	$156,132
Class B	$920,874	$1,101,599	$1,285,247
Class C	$678,137	$779,418	$907,027

Balanced All Cap Growth and Value Fund

	Fiscal Period* Ended April 30, 2005	Fiscal Year Ended April 30, 2004	Fiscal Year Ended April 30, 2003
Class A	$9,000	N/A	N/A
Class B	$19,774	N/A	N/A
Class C	$19,670	N/A	N/A
* For the period August 28, 2004 through April 30, 2005.

All Cap and International Fund

	Fiscal Period* Ended April 30, 2005	Fiscal Year Ended April 30, 2004	Fiscal Year Ended April 30, 2003
Class A	$109	N/A	N/A
Class B	$238	N/A	N/A
Class C	$764	N/A	N/A
* For the period April 1, 2005 through April 30, 2005.

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PFSI, for each Fund except All Cap and International Fund, and CGM each will pay for the printing, at printer’s overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plans and may be paid from amounts received by CGM from the Funds under the Plans.

For the fiscal year or period ended April 30, 2005, CGM incurred the following distribution expenses with respect to the Funds:

	Smith Barney Financial Consultants Compensation	Branch Expenses	Advertising Expenses	Printing and Mailing Expenses
All Cap Growth and Value Fund	$1,388,770	$1,094,679	$294,123	$14,162
Global All Cap Growth and Value Fund	$423,826	$302,312	$91,106	$5,153
Large Cap Growth and Value Fund	$760,918	$331,789	$22,372	$6,827
Balanced All Cap Growth and Value Fund	$36,604	$28,039	$20,192	$8,766
All Cap and International Fund	$0	$0	$0	$0

Under their terms, the Plans continue in effect from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. The Plans may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plans also must be approved by the Directors, including all of the Independent Directors, in the manner described above. The Plans may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plans, CGM (for all Funds) and PFSI (for all Funds except All Cap and International Fund) will provide the Board of Directors with periodic reports of amounts expended under the Plans and the purposes for which such expenditures were made.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the Coordinating Portfolio Managers and Segment Managers for the Funds. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Coordinating Portfolio Managers and Segment Managers

The table below identifies the coordinating portfolio managers and segment managers, the number of accounts (other than the Funds) for which each coordinating portfolio manager and segment manager has day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

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Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Coordinating Portfolio Managers
Roger Paradiso	11 other registered investment companies with $1.72 billion in total assets under management	N/A	196,616 other accounts with $52.71 billion in total assets under management
Kirstin Mobyed	8 other registered investment companies with $1.12 billion in total assets under management	N/A	N/A
Segment Managers
Valerie Bannon	1 other registered investment company with $0.1 billion in total assets under management	N/A	7,453 other accounts with $1.6 billion in total assets under management
Alan J. Blake	16 other registered investment companies with $6.06 billion in total assets under management	3 other pooled investment vehicles with $0.4 billion in total assets under management	131,381 other accounts with $14.5 billion in total assets under management
Ellen S. Cammer	3 other registered investment companies with $0.1 billion in total assets under management	N/A	21,018 other accounts with $5.8 billion in total assets under management
Robert Feitler, Jr.	17 other registered investment companies with $9.2 billion in total assets under management	2 other pooled investment vehicles with $0.2 billion in total assets under management	29,782 other accounts with $5.4 billion in total assets under management
Richard A. Freeman	13 other registered investment companies with $10.3 billion in total assets under management	2 other pooled investment vehicles with $0.3 billion in total assets under management	120,760 other accounts with $9.3 billion in total assets under management
John Goode	21 other registered investment companies with $10.3 billion in total assets under management	2 other pooled investment vehicles with $0.4 billion in total assets under management	90,111 other accounts with $13.3 billion in total assets under management
Peter J. Hable	21 other registered investment companies with $10.3 billion in total assets under management	2 other pooled investment vehicles with $0.4 billion in total assets under management	90,111 other accounts with $13.3 billion in total assets under management
Mark McAllister	17 other registered investment companies with $9.2 billion in total assets under management	2 other pooled investment vehicles with $0.2 billion in total assets under management	29,782 other accounts with $5.4 billion in total assets under management
Jeffrey Russell	4 other registered investment companies with $0.5 billion in total assets under management	2 other pooled investment vehicles with $0.1 billion in total assets under management	11,925 other accounts with $1.0 billion in total assets under management

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Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sarah H. Ketterer*	3 registered investment companies with $4.506 billion in total assets under management	7 other pooled investment vehicles with $1.338 billion in total assets under management	64 other accounts with $6.610 billion in total assets under management, of which 2 accounts with $578 billion in total assets under management have fees based on performance
Harry W. Hartford*	3 registered investment companies with $4.506 billion in total assets under management	7 other pooled investment vehicles with $1.338 billion in total assets under management	66 other accounts with $6.616 billion in total assets under management, of which 2 accounts with $578 million in total assets under management have fees based on performance
James A. Doyle*	3 registered investment companies with $4.506 billion in total assets under management	7 other pooled investment vehicles with $1.338 billion in total assets under management	67 other accounts with $6.611 billion in total assets under management, of which 2 accounts with $578 million in total assets under management have fees based on performance
Jonathan P. Eng*	3 registered investment companies with $4.506 billion in total assets under management	7 other pooled investment vehicles with $1.338 billion in total assets under management	62 other accounts with $6.611 billion in total assets under management, of which 2 accounts with $578 million in total assets under management have fees based on performance

*	Information as of April 30, 2005.

Compensation of Portfolio Managers by the Manager

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Compensation Plan”) for its investment professionals, including each Fund’s Coordinating Portfolio Managers and the Segment Managers employed by the manager. Each investment professional works as a part of an investment team. The Compensation Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Compensation Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending in part on the effect that the team’s investment performance has on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to

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reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Material Conflicts of Interest

Material conflicts of interest may arise when a Fund’s Coordinating Portfolio Managers and Segment Managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the Coordinating Portfolio Managers and Segment Managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the

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manager’s management fee and/or the Coordinating Portfolio Managers’ and/or Segment Managers’ compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), such managers might be motivated to help certain funds and/or accounts over others. A Coordinating Portfolio Manager and/or Segment Manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the Coordinating Portfolio Manager’s or Segment Manager’s performance record or to derive other rewards, financial or otherwise, could influence such portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit such portfolio manager.

Related Business Opportunities.    The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a Coordinating Portfolio Manager or Segment Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

The manager and the Funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.

CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Compensation of Segment Managers by the Subadviser of All Cap and International Fund

Ms. Ketterer and Mr. Hartford receive annual salaries and are entitled, as controlling owners of Causeway, to distributions of the firm’s profits based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle and Eng receive salary, incentive compensation and distributions of Causeway’s profits based on their minority ownership interests. Incentive compensation is paid in the discretion of Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and incentive compensation is not based on the specific performance of any single account. The following factors are among those considered in determining incentive compensation for Messrs. Doyle and Eng: individual research contribution, portfolio management contribution, group research contribution and client service contribution.

Material Conflicts of Interest

The portfolio managers at Causeway who manage the All Cap and International Fund’s International segment also provide investment management services to other accounts, including corporate, pension, public, Taft-Hartley, endowment and foundation, mutual fund, charitable, private trust, wrap fee programs and other institutional clients and individuals. In managing these accounts, the portfolio managers employ an investment strategy similar to that used in managing the International segment, except that the International segment invests primarily in ADRs and Causeway’s other accounts invest primarily in ordinary shares. The portfolio managers provide investment instructions regarding companies in which the International segment invests, which companies are also recommended to Causeway’s other accounts. Certain of these other accounts pay management fee rates higher than the subadvisory fee paid by the manager to Causeway and certain of these accounts pay performance-based fees to Causeway. The portfolio managers have personal investments in Causeway International Value Fund, a mutual fund managed by Causeway, and one portfolio manager has a personal investment in a private investment company or “hedge fund” managed by Causeway (although no

43

portfolio manager of the International segment is a portfolio manager of the hedge fund). Each portfolio manager owns equity in Causeway, and Ms. Ketterer and Mr. Hartford hold a controlling interest in Causeway’s equity. Causeway has written compliance policies and procedures, including policies and procedures to seek to ensure fair and equitable allocation of investment opportunities and trade allocations among all client accounts, and a Code of Ethics which are designed to address conflicts of interest in connection with the management of client accounts.

Portfolio Manager Securities Ownership

	Dollar Range of Equity Securities in Each Fund
	All Cap Growth and Value Fund	Global All Cap Growth and Value Fund	Large Cap Growth and Value Fund	Balanced All Cap Growth and Value Fund	All Cap and International Fund
Valerie Bannon	*	*	*	0	*

Alan J. Blake	0	0	$10,001-$50,000	0	0

Ellen S. Cammer	*	*	*	0	*

Robert Feitler, Jr.	*	0	0	*	*

Richard Freeman	0	0	*	0	0

John Goode	$10,001-$50,000	*	*	0	0

Peter J. Hable	0	*	*	0	0

Mark McAllister	*	0	0	*	*

Jeffrey Russell	*	0	*	*	*

Sarah H. Ketterer	*	*	*	*	0

Harry W. Hartford	*	*	*	*	0

James A. Joyle	*	*	*	*	0

Jonathan P. Eng	*	*	*	*	0

*	Individual does not serve as the Fund’s portfolio manager.

PORTFOLIO TRANSACTIONS

The manager arranges for the purchase and sale of each Fund’s securities and selects brokers and dealers (including CGM) which, in its best judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause a Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/ or research services. In selecting a broker, including CGM, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis.

Decisions to buy and sell securities for a Fund are made by the manager, subject to the overall supervision and review of the Company’s Board of Directors. In the case of All Cap and International Fund, Causeway instructs the manager with respect to the purchase and sale of securities for the International segment. Portfolio securities transactions for the Funds are effected by the manager.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are

44

transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The manager may effect purchase and sale transactions in ADRs for the International segment of All Cap and International Fund through broker-dealers that facilitate investment in ADRs through transactions in an issuer’s ordinary shares in markets outside the U.S. and the conversion of such shares into ADRs. These transactions typically involve currency transactions, ADR conversion and related costs and charges that are reflected in a net price paid or received by the Fund.

In executing portfolio transactions and selecting brokers or dealers, it is each Fund’s policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The manager receives research, statistical and quotation services from several broker-dealers with which it places a Fund’s portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion. Conversely, a Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager’s fee under the Investment Management Agreement is not reduced by reason of its receiving such brokerage and research services. The Company’s Board of Directors, in its discretion, may authorize the manager to cause a Fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGM will not participate in commissions from brokerage given by a Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. For the fiscal year or period ended April 30, 2005, the following Funds directed brokerage transactions because of research services provided as follows:

	Total Brokerage Commissions Directed for Research Services	Amount of Related Transactions Involving Commissions Paid to Brokers
All Cap Growth and Value Fund	$66,869	$21,458,587
Large Cap Growth and Value Fund	$12,619	$7,499,650
Global All Cap Growth and Value Fund	$11,530	$5,153,159
Balanced All Cap Growth and Value Fund	$267	$127,452
All Cap and International Fund	N/A	N/A

Each Fund has paid the following in brokerage commissions for portfolio transactions:

All Cap Growth and Value Fund

Fiscal Year Ended April 30	Total Brokerage Commissions		Commissions Paid to CGM and Affiliates	% of Total Brokerage Commissions Paid to CGM and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates
2003	$636,343		$21,933	3.45%	2.68%
2004	$580,000	*	$8,960	1.54%	1.08%
2005	$258,775	*	$0	0%	0%

*	The decrease in total brokerage commissions is due to the change in the Fund’s investment policies that became effective on January 21, 2004.

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Large Cap Growth and Value Fund

Fiscal Year Ended April 30	Total Brokerage Commissions		Commissions Paid to CGM and Affiliates	% of Total Brokerage Commissions Paid to CGM and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates
2003	$915,186		$15,740	1.72%	2.45%
2004	$352,885	*	$17,423	4.94%	1.88%
2005	$142,480		$0	0%	0%

*	The decrease in total brokerage is due to a change in the methodology for executing the Fund’s portfolio transactions.

Global All Cap Growth and Value Fund

Fiscal Year Ended April 30	Total Brokerage Commissions	Commissions Paid to CGM and Affiliates	% of Total Brokerage Commissions Paid to CGM and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates
2003	$50,327	$0	0%	0%
2004	$134,048	$1,539	1.15%	0.53%
2005	$71,821	$0	0%	0%

Balanced All Cap Growth and Value Fund*

Fiscal Period Ended April 30	Total Brokerage Commissions	Commissions Paid to CGM and Affiliates	% of Total Brokerage Commissions Paid to CGM and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates
2005	$12,956	$0	0%	0%

*	For the period from August 28, 2004 through April 30, 2005.

All Cap and International Fund*

Fiscal Period Ended April 30	Total Brokerage Commissions	Commissions Paid to CGM and Affiliates	% of Total Brokerage Commissions Paid to CGM and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates
2005	$1,237	$0	0%	0%

*	For the period from April 1, 2005 through April 30, 2005.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company’s Board of Directors has determined that any portfolio transaction for a Fund may be executed through CGM or an affiliate of CGM if, in the manager’s judgment, the use of CGM or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, CGM or the affiliate charges the Fund a commission rate consistent with those charged by CGM or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, CGM may directly execute such transactions for

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a Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions.

Even though investment decisions for a Fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the Fund also may be made by those other accounts. When a Fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for or disposed of by the Fund.

Causeway serves as investment manager or adviser to fiduciary and other managed accounts, including investment companies. Causeway may purchase the same or different securities for such other accounts that it instructs the manager to purchase for the International segment of the All Cap and International Fund. Whenever the International segment and one or more other accounts managed or advised by Causeway have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. In some cases, however, this procedure may adversely affect the size of the position or the prices obtainable for the International segment. Causeway and the manager have developed trading procedures designed to provide for equitable treatment of the International segment compared to Causeway’s other clients. While from time to time Causeway may place trades for other clients that will be executed ahead of investment instructions sent to the manager for execution by the All Cap and International Fund, Causeway and the manager believe that the price and execution obtained by the All Cap and International Fund over time will be substantially equivalent to that obtained by Causeway’s other clients.

A Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, a Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.

Each Fund held the following securities of its regular broker-dealers as of April 30, 2005:

	Broker-Dealer	Value
All Cap Growth and Value Fund	JP Morgan Chase & Co.	$6,357,359
	Lehman Brothers	$4,182,432
	Merrill Lynch	$5,533,218
	Morgan Stanley	$1,841,700
	The Bank of New York	$2,453,132

Large Cap Growth and Value Fund	Goldman Sachs	$2,135,800
	Merrill Lynch, Pierce, Fenner & Smith	$6,126,448

Global All Cap Growth and Value Fund	Merrill Lynch & Co.	$2,745,037
	Lehman Brothers Holdings Inc.	$1,329,940
	Morgan Stanley	$582,240
	JP Morgan Chase & Co.	$763,035
	The Goldman Sachs Group	$618,848
	Bank of America Corp	$1,180,498
	The Bank of New York Co. Inc.	$561,873
	Goldman Sachs	$4,423,000

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	Broker-Dealer	Value

Balanced All Cap Growth and Value Fund	Bank of America	$2,688,000
	Merrill Lynch, Pierce, Fenner & Smith	$342,995
	JP Morgan Chase & Co.	$222,522
	Lehman Brothers Inc.	$171,975
	Morgan Stanley	$124,709
	Bank of New York	$77,813

All Cap and International Fund	Credit Suisse Group	$10,109
	JP Morgan Chase & Co.	$9,582
	Lehman Brothers Holding Inc.	$11,006
	Merrill Lynch & Co.	$32,358
	Morgan Stanley	$10,524

Portfolio Turnover

Each Fund’s portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 200%. The rate of turnover will not be a limiting factor, however, when a Fund deems it desirable to sell or purchase securities. The manager will rebalance the allocation of the segments in (i) All Cap Growth and Value Fund’s portfolio promptly to the extent that the percentage of the All Cap Growth and Value Fund’s portfolio invested in either the All Cap Growth or All Cap Value segment’s securities equals or exceeds 60% of the All Cap Growth and Value Fund’s total assets, (ii) Global All Cap Growth and Value Fund’s portfolio promptly to the extent that the percentage of the Global All Cap Growth and Value Fund’s portfolio invested in any of the Large Cap Growth, Large Cap Value, Multi-Cap Growth or International-ADR segment’s securities diverges by more than 10% from the target allocation for that segment, (iii) Large Cap Growth and Value Fund’s portfolio promptly to the extent that the percentage of the Large Cap Growth and Value Fund’s portfolio invested in either the Large Cap Growth or Large Cap Value segment’s securities equals or exceeds 60% of the Large Cap Growth and Value Fund’s total assets, (iv) Balanced All Cap Growth and Value Fund’s portfolio promptly to the extent that the percentage of the Balanced and All Cap Growth and Value Fund’s portfolio invested in any of the All Cap Growth, All Cap Value or Fixed Income segment—Government Securities Management’s securities diverges by more than 10% from the target allocation, except that the Balanced and All Cap Growth and Value Fund will maintain a minimum of 25% of its net assets in the Fixed Income segment—Government Securities Management, (v) All Cap and International Fund’s portfolio invested in any of the All Cap Growth, All Cap Value or International segment’s securities diverges by more than 10% from the target allocation. As a result, when securities in a segment of a Fund’s portfolio have underperformed the securities in the other segments of the portfolio, the manager will rebalance the portfolio to increase the Fund’s assets allocated to the segments that underperformed, and decrease the assets allocated to the segment that outperformed, the other segments. The manager will also monitor the Fund’s portfolio to ensure that no more than 25% of the Fund’s assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund’s investment policies.

PURCHASE OF SHARES

General

Investors may purchase shares from a Smith Barney Financial Consultant or Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Funds. When purchasing shares of a Fund, investors must specify whether the purchase

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is for Class A, Class B, Class C or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the applicable sub-transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class C shares may open an account in a Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all classes in the Funds is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Funds reserve the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the sub-transfer agent.

Purchase orders received by a Fund or a Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange (“NYSE”), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day a Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund’s agent prior to its close of business. For shares purchased through a Service Agent purchasing through CGM, payment for shares of the Funds is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or a sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder’s Smith Barney brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Funds or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

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Class A Shares.    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

	Sales Charge As a % of Transaction		Sales Charge as a % of Amount Invested		Broker/Dealer Compensation as % Of Offering Price
Amount of Investment
Less than $25,000	5.00%		5.26%		4.50%
$25,000 – $49,999	4.25		4.44		3.83
$50,000 – $99,999	3.75		3.90		3.38
$100,000 – $249,999	3.25		3.36		2.93
$250,000 – $499,999	2.75		2.83		2.48
$500,000 – $999,999	2.00		2.04		1.80
$1,000,000 or more	0.00	*	0.00	*	0.00	*

*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with a Fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a Fund made at one time by any “person,” which includes an individual and his or her children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares.    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class C Shares.    Class C shares are sold with no initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class Y Shares.    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper; or 401(k) plans of Citigroup and its affiliates).

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees (including retired Board Members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant’s employment with Smith Barney), on the condition the purchase of

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Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant’s prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the CGM ExecChoice program; and (n) purchases by retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of the Fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Each Fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase each Fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Funds are not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Accumulation Privilege—lets you combine the current value of Class A shares of a Fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

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If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agent to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $25,000

(2) $50,000

(3) $100,000

(4) $250,000

(5) $500,000

(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation.

Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

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Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

Class C shares of Smith Barney Limited Term Portfolio

Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Smith Barney Short Duration Municipal Income Fund

Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts.

If you are purchasing through a Smith Barney Financial Consultant, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a Service Agent other than a Smith Barney Financial Consultant, you should check with that Service Agent to see which accounts may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

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Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Letter of Intent—Class Y Shares.    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund’s Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

“Deferred Sales Charges Shares” are applicable to: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge shares, shares redeemed more than 12 months after their purchase.

Class C shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

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Year Since Purchase Payment Was Made	Deferred Sales Charge
First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For U.S. federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.

To provide an example, assume an investor purchased 100 Class B shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2. In addition, shareholders who purchased shares subject to a Deferred Sales Charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Smith Barney Funds Retirement Program.     Each Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet

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minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

The class of shares you may purchase depends on the amount of your initial investment:

Class A Shares.    Class A shares may be purchased by plans investing at least $3 million.

Class C Shares.    Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual’s spouse and his or her children under the age of 21 purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant or a Service Agent.

Purchases of shares of a Fund must be made through a brokerage account maintained with Smith Barney, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the

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transfer agent. When purchasing shares of a Fund, investors must specify whether the purchase is for Class A, Class B, Class C, or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

PFSI Accounts (all Funds except All Cap and International Fund)

Each Fund, except All Cap and International Fund, offers two Classes of shares to investors purchasing through PFSI: Class A shares and Class B shares.

Initial purchase of shares of a Fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the Funds will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder’s account by Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by Primerica Shareholder Services.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the Funds’ Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Funds reserve the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day a Fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular subsequent investment procedure described above.

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Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

An Account Transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, a fee may be assessed for each Account Transcript requested. Additional copies of tax forms are available at the shareholder’s request. A fee for each tax form may be assessed.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price

The Funds offers their shares on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y share of each Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class C shares and Class A shares (purchased in amounts exceeding $1 million) redeemed within one year of purchase.

REDEMPTION OF SHARES

The right of redemption of shares of the Funds may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of a Fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder’s account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in

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portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the Prospectuses. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor’s Service Agent or by submitting a written request for redemption to:

Smith Barney Investment Funds Inc.

—Smith Barney Multiple Discipline Funds—[Name of Fund]

Class A, B, C or Y (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number and (c) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Telephone Redemption and Exchange Program.    Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the applicable sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in the Fund.)

Redemptions.    Redemption requests of up to $50,000 of any class or classes of shares of each Fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. Redemptions of shares for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. Each Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. Eastern time on any day on which the NYSE is open.

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Additional Information Regarding Telephone Redemption and Exchange Program.    Neither the Funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Funds and their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The Funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

PFSI Accounts (all Funds except All Cap and International Fund)

Shareholders may redeem for cash some or all of their shares of any Fund, except All Cap and International Fund, at any time by sending a written request in proper form directly to the applicable sub-transfer agent, Primerica Shareholder Services, at P.O. Box 9662 Providence, Rhode Island 02940-9662. If you have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular redemption procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated

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Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder’s shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

Applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

EXCHANGE PRIVILEGE

Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder’s state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The Deferred Sales Charge (if any) will continue to be measured from the date of a shareholder’s original purchase of shares subject to a deferred sales charge. If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

A.  Class A and Class Y shares of a Fund may be exchanged without a sales charge for shares of the respective shares of any of the Smith Barney Mutual Funds.

B.  Class B shares of a Fund may be exchanged without a sales charge. Class B shares of a Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

C.  For purposes of Deferred Sales Charge applicability, Class C shares of a Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

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The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant or a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding Exchanges.    The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. Accordingly, if the Funds’ management in its sole discretion determines that an investor is engaged in excessive trading, each Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Funds’ policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectuses.

During times of drastic economic or market conditions, a Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase’s being delayed.

VALUATION OF SHARES

The net asset value per share of each Fund’s classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by each Fund in valuing its assets.

The Company’s Board of Directors has approved procedures to be used to value a Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of a Fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for each Fund to the manager.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. Each Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is

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usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into account consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the Funds may invest in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the Funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issues. Each Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Each Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

DIVIDENDS AND DISTRIBUTIONS

Each Fund’s policy is to distribute its net investment income and net realized capital gains, if any, annually. Each Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. A shareholder may change the option at any time by notifying his Smith Barney Financial Consultant or Service Agent. A shareholder whose account is held directly at a sub-transfer agent should notify the sub-transfer agent in writing to request a change to this reinvestment option.

The per share dividends on Class B and Class C shares of a Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of a Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of

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investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each Fund intends to qualify to be treated as a RIC each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income) and (b) diversify its holdings so that, at the end of each quarter of such Fund’s taxable year, (i) at least 50% of the market value of such Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of such Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that such Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on each Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by such Fund in computing its taxable income. In addition, in the event of a failure to qualify, such Fund’s distributions, to the extent derived from such Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if such Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If such Fund failed to qualify as a RIC for a period greater than two taxable years, it may be required to recognize any net built-in gains with respect to certain of its

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assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if such Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Each Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Each Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in such Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by such Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which such Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from such Fund’s investments.

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Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies.    If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by such Fund to its shareholders. Additional charges in the nature of interest may be imposed on such Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may also make a mark-to-market election that would result in such Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of such Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by such Fund not later than such December 31, provided such dividend is actually paid by such Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, such Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their

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proportionate shares of the 35% tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of such Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by such Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by such Fund in that taxable year if such qualified dividend income accounts for less than 95% of such Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that such Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of a Fund,

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and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by such Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares of a Fund just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date such Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.    A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of each Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a Fund to its shareholders during the preceding taxable year.

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Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends and Distributions.    Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). This legislation would apply for taxable years beginning before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

U.S. Real Property Interests.    Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of the sum of (i) its USRPIs, (ii) its interests in real property located outside the United States, and (iii) any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or before January 1, 2008, a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

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However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established U.S. securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ADDITIONAL INFORMATION

The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company’s corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively. Prior to January 21, 2004, the All Cap Growth and Value Fund’s name was Smith Barney Premier Selections All Cap Growth Fund, the Global All Cap Growth and Value Fund’s name was Smith Barney Premier Selections Global Growth Fund and the Large Cap Growth and Value Fund’s name was Smith Barney Premier Selections Large Cap Fund.

The Company offers shares of 11 separate series with a par value of $.001 per share. Each Fund offers shares currently classified into four Classes—A, B, C and Y. Each Class of each Fund represents an identical interest in the Fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges if any, for each class; (c) the distribution and/or service fees borne by each Class (except Class Y) pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company’s Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders’ meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

As used in this SAI, a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of the Investment Management Agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a “vote of a majority of the outstanding voting securities” of that Fund; however, the ratification of the independent registered public accounting firm, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting

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requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

Annual and Semi-Annual Reports.    Each Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Funds’ printing and mailing costs, each Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Funds also consolidate the mailing of their Prospectuses so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the applicable transfer agent.

Legal Matters.    Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

As of the date above, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Recent Developments.    On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM

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and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Legg Mason, Inc. Transaction.    On June 24, 2005, Citigroup announced that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, SBFM, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. SBFM is the investment adviser to each Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of each Fund’s Investment Management Agreement with the manager and, with respect to the All Cap and International Fund only, of the Sub-Advisory Agreement with Causeway. Therefore, the Company’s Board of Directors will be asked to approve a new Investment Management Agreement between each Fund and the manager and a new Sub-Advisory Agreement with Causeway. If approved by the Board, the new Investment Management Agreements and new Sub-Advisory Agreement will be presented to the shareholders of the Fund for their approval.

FINANCIAL STATEMENTS

Each Fund’s annual report for the fiscal year or period ended April 30, 2005 was filed on July 8, 2005, Accession Nos. 0001193125-05-139630, 0001193125-05-139570, 0001193125-05-139519, 0001193125-05-139473 and 0001193125-05-139427, and is incorporated in its entirety by reference.

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OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—portfolio manager driven funds

The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—a solution to funds that stray

The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

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APPENDIX A

Summary of Manager Proxy Voting Policies and Procedures

The Board of Directors of the Company has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

Causeway Capital Management LLC

Proxy Voting Policies and Procedures

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by Causeway International Value Fund (the “Fund”), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in the best interests of the client, the Fund shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively “clients”). Causeway’s intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations.

Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses Institutional Shareholder Services (“ISS”) ProxyMaster for research, which assists the decisionmaking process, and ProxyEdge software, which organizes and tracks pending proxies, communicates voting decisions to custodian banks and maintains records.

Proxy Voting Guidelines

Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•	boards of directors—Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway generally opposes attempts to classify boards of directors or to eliminate cumulative voting.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•	compensation—Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

•	changes in state or country of incorporation

•	related party transactions

Causeway generally votes against:

•	anti-takeover mechanisms—Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

•	social issues—Causeway believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or $1,000,000 of Causeway’s revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer.

Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•	If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.

Voting Proxies for Non-US Companies; Inadequate Information

While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway’s voting instructions. As a result, clients’ non-US proxies will be voted on a best efforts basis only.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

August 29, 2005

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

125 Broad Street

New York, New York 10004

800-451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of Smith Barney Hansberger Global Value Fund (the “Fund”), dated August 29, 2005, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in the Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders which are incorporated herein by reference. The Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary or a financial institution (each called a “Service Agent”), or by writing or calling Citigroup Global Markets Inc. (“CGM”) at the address or telephone number above. The Fund is a separate investment series of Smith Barney Investment Funds Inc. (the “Company”).

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INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses the Fund’s investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC (“SBFM” or the “Manager”) serves as investment manager to the Fund. Hansberger Global Investors, Inc. (“Hansberger” or the “Sub-Advisor”) serves as sub-advisor to the Fund.

Each of the following investment policies, strategies and techniques is subject to the limitations set forth under “Investment Restrictions.” Except as described under “Investment Restrictions,” the investment policies described in the Prospectus and in this SAI are not fundamental and the Board of Directors may change such policies without shareholder approval.

General.    The Fund’s investment objective is long-term capital growth. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers, including those of emerging market issuers, which, in the opinion of Hansberger, are undervalued. For the Fund, income will be an incidental consideration.

In making investment decisions for the Fund, Hansberger relies heavily on fundamental analysis of securities with a long-term investment perspective. Hansberger’s valuation methods focus on a company’s share price in relation to earnings, dividends, assets, sales and a variety of other criteria. The Fund seeks to invest in companies whose securities are trading at an attractive level taking into account such factors as future earnings, cash flow and/or net asset value, and Hansberger utilizes proprietary valuation screens, internal and external research sources and other fundamental analysis to identify those securities that appear to be undervalued. Once undervalued securities are identified, Hansberger analyzes each security, concentrating on a variety of fundamental issues, including sales growth, cash flow, new product development, management structure and other economic factors. This fundamental analysis results in a list of securities meeting a strict value discipline, which are reviewed by Hansberger for inclusion in the Fund’s portfolio.

Hansberger seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides Hansberger with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions the Fund will invest its assets in at least three countries, which may include the United States.

Although the Fund generally invests in common stocks, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when Hansberger believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other depositary receipts (collectively, “Depositary Receipts”). The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., “leverage” its portfolio). In addition, the Fund may invest in closed-end investment companies holding foreign securities, and enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by SBFM or Hansberger, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to-day operating purposes. Whenever, in the judgment of Hansberger, market or economic conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country or in cash, as described below.

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See “Additional Risk Factors” below for more information on the special risks involved with investing in foreign securities.

Repurchase Agreements.    The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Fund’s present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized primarily by the securities subject to repurchase. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, SBFM and Hansberger monitor the creditworthiness of all issuers with which the Fund enters into repurchase agreements.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the Fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements.    The Fund currently does not intend to commit more than 5% of its net assets to reverse repurchase agreements. The Fund may enter into reverse repurchase agreements with broker-dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under “Investment Restrictions.” Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when SBFM and Hansberger believe it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Fund’s assets. The custodian will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

Securities Lending.    The Fund is authorized to lend up to 33 1/3% of the total market value of its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. Any loan of securities must be callable at any time and is continuously secured by cash or U.S. government obligations equal to no less than the market value, determined daily, of the securities loaned. There may, however, be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrowers of the securities fail financially. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, the Fund will not make loans to other persons.

The Fund will receive from the borrower amounts equal to dividends or interest payable on the securities loaned. Any such payment in lieu of a dividend, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals

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may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below). The Fund will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Fund may pay reasonable finders, administrative and custodial fees. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund’s investment in the securities loaned.

The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.

Commercial Bank Obligations.    For the purposes of the Fund’s investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this is not a fundamental investment policy or restriction of the Fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time the Fund commits to purchase, but delivery and payment for the securities (“settlement”) takes place at a later date. The price of these securities may be expressed in yield terms. The Fund will enter into these transactions in order to lock in the yield (price) available at the time of commitment. Between purchase and settlement, the Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period.

Commercial Paper.    Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of the Fund’s total assets would be invested in such notes and other illiquid securities.

Temporary Investments.    The Fund may make money market investments pending other investments or settlement for liquidity, or in adverse market conditions. These money market investments include obligations of the U.S. government and its agencies and instrumentalities, obligations or foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

For temporary defensive purposes, during periods in which SBFM or Hansberger believes changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, multicurrency units). These short-term and medium-term debt securities consist of (a)

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obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development (“OECD”); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and banker’s acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund’s credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that SBFM and Hansberger believe to be of high quality, i.e., subject to relatively low risk of loss of interest or principal. There is currently no rating system for debt securities in most emerging countries. If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s Investors Services, Inc. (“Moody’s”) or the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) (i.e., rated at least A).

Non-Publicly Traded Securities.    The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. These securities may present a higher degree of business and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the costs of registration. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. The Fund may invest in securities that can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”). The Board of Directors has delegated to SBFM and Hansberger, subject to the Board’s supervision, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities held by the Fund which have been determined to be liquid will not be subject to the 15% limitation described above. However, Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring them.

Short Sales.    The Fund may sell securities short “against the box,” that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future.

Depositary Receipts (including ADRs, EDRs and GDRs).    The Fund may purchase ADRs, EDRs, GDRs and other depositary receipts or other securities representing underlying shares of foreign companies. Depositary receipts are typically issued by a financial institution (“depository”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depository. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no such obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

The depository for ADRs is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

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Real Estate Investment Trusts.    The Fund may invest up to 10% of its assets in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A REIT is dependent upon cash flow from its investments to repay financing costs and the ability of the REIT’s manager. REITs are also subject to risks generally associated with investments in real estate.

Borrowing.    The Fund may borrow money from U.S.-regulated banks in an amount not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities other than the borrowing. If the Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.”

Leverage creates an opportunity for increased returns to shareholders of the Fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Fund’s shares and in the Fund’s yield. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund, which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund.

Other Investment Companies.    Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through specifically authorized investment funds. The Fund may invest in these investment funds, as well as other closed-end investment companies, up to 10% of its assets, as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). If the Fund invests in other investment companies, shareholders will bear not only their proportional share of the Fund’s expenses (including operating expenses and the fees of the Manager), but also, indirectly, the similar expenses of the underlying investment companies.

Forward Roll Transactions.    In order to enhance current income, the Fund may enter into forward roll transactions. In a forward roll transaction, the Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, may generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into forward roll transactions, it will place in a segregated account on its books, or with the custodian, cash or liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that such equivalent value is maintained.

Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies.    The Fund may enter into forward foreign currency exchange contracts (“forward contracts”), providing for the purchase of or sale of an amount of a specified currency at a future date. The Fund may use forward contracts to protect against a

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foreign currency’s decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. The Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit the Fund’s losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. The Fund may also enter into foreign currency futures contracts (“currency futures”).

Except where segregated accounts are not required by the 1940 Act, when the Fund enters into a forward contract or currency future, it will place in a segregated account maintained on the books of the Fund, or with the custodian, cash or liquid securities in an amount equal to the value of the Fund’s total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund’s commitments to such contracts.

The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, it may lose the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

Option Transactions.    In addition to options on currencies described above, the Fund may seek to hedge all or a portion of its investments through options on other securities in which it may invest. Options which the Fund may purchase or sell will be traded on a recognized securities or futures exchange or over-the-counter (“OTC”). Options markets in emerging countries are currently limited and the nature of the strategies adopted by Hansberger and the extent to which those strategies are used will depend on the development of such markets.

The primary risks associated with the use of options on securities are (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. Options not traded on an exchange (OTC options) are generally considered illiquid and may be difficult to value. Hansberger believes that the Fund will minimize its risk of being unable to close out an option contract by transacting in options only if there appears to be a liquid secondary market for those options.

Writing Covered Call Options.    The Fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of Hansberger, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. A call is “covered” if the Fund (i) owns the securities underlying the option or securities convertible or exchangeable (without the payment of any consideration) into the securities underlying the option, (ii) maintains in a segregated account on the Fund’s books, or with the custodian, cash or liquid securities, provided such securities have been determined by

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SBFM and Hansberger to be unencumbered pursuant to guidelines established by the Board of Directors (“eligible segregated assets”) with a value sufficient to meet the Fund’s obligations under the call, or (iii) owns an offsetting call option.

Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option’s expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account at the Custodian. The Fund does not consider a security or currency covered by a call option to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, Hansberger will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value, which will be calculated as described in “Determination of Net Asset Value” in the Prospectus. The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option written by the Fund, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolios on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of Fund securities.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

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The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

Writing Put Options.    The Fund may also write (i.e., sell) covered put options. The writer of a put incurs an obligation to buy the security underlying the option from the put’s purchaser at the exercise price at any time on or before the termination date, at the purchaser’s election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is “covered” if the Fund maintains eligible segregated assets equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price.

Purchasing Put Options.    The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options.    The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for the Fund. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

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The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return.

Futures Contracts and Related Options.    The Fund may buy and sell financial futures contracts, stock and bond index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, “Futures Contracts”) and options on Futures Contracts for hedging purposes only. A Futures Contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index Futures Contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A Futures Contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. The Fund may enter into Futures Contracts as a hedge against changes in prevailing levels of interest rates, currency exchange rates, securities indices or individual securities, in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. The Fund may enter into Futures Contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund’s exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the “delivery month”) by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

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Persons who trade in Futures Contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

The Fund’s Futures Contracts transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

“Margin” with respect to Futures Contracts is the amount of money that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into (“initial margin”) is intended to assure the Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as “variation margin,” to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a Futures Contract, it will segregate assets or “cover” its position in accordance with the 1940 Act. The value of the underlying securities on which Futures Contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit. If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

See “Additional Risk Factors” below for more information on the special risks associated with Futures Contracts.

Options on Futures Contracts.    Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies themselves (see “Purchasing Put Options” and “Purchasing Call Options” above). Such options would be used in a manner identical to the use of options on Futures Contracts.

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To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

Neither the Company nor the Fund will be a commodity pool. In addition, the Manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

Supplementary Description of Interest Rate Futures Contracts and Related Options.    Currently, Futures Contracts can be purchased and sold on such securities as U.S. Treasury bonds, U.S. Treasury notes, GNMAs and U.S. Treasury bills. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a Futures Contract. The Fund will initially be required to deposit with the Custodian or the broker an amount of initial margin of cash or U.S. Treasury bills. The nature of initial margin in Futures transactions is different from that of margin in security transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the Futures Contract, assuming all contractual obligations have been satisfied. Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a Futures Contract and the price of the underlying debt security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a Futures Contract and the price of the underlying debt security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the Futures Contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the Futures Contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

While Futures Contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the Futures Contract is terminated by entering into an offsetting transaction. An offsetting transaction for a Futures Contract sale is effected by the Fund entering into a Futures Contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund pays the difference and realizes the loss. Similarly, the closing out of a Futures Contract purchase is effected by the Fund entering into a Futures Contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

Forward Currency Contracts and Options on Currency.    A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

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The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund’s ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Fund, however, may enter into forward contracts with deposit requirements or commissions.

A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

The Fund’s ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Interest Rate Swaps, Caps and Floors.    Among the hedging transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investment or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest

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rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these hedging transactions are entered into for good faith hedging purposes, SBFM believes such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one U.S. nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

New options and Futures Contracts and various combinations thereof continue to be developed and the Fund may invest in any such options and contracts as may be developed to the extent consistent with its investment objective and regulatory requirements applicable to investment companies.

Equity Swaps.    The Fund may enter into swaps based upon the value of various single equity securities, baskets or indices. A swap is a separate contract that does not require ownership of the underlying stock. In a swap, the Fund will agree with a swap dealer to make payments based upon changes in the value of a security. The Fund can take either position in the swap; that is, the Fund may be the party that receives a payment following an increase in value and pays following a decrease or vice versa. In some cases, the Fund also may be required to make (or receive) dividend payments consistent with the underlying security or make (or receive) additional payments on the effective date and/or termination date of the swap. One example of a situation in which the Fund may use an equity swap is to mimic some of the benefits of ownership of “local shares” in a country in which the Fund, as a foreigner, is prohibited from owning local shares. The terms of the swaps actually entered by the Fund are negotiated between the parties and may vary significantly.

Sovereign Debt.    The Fund may invest in sovereign debt, which may trade at a substantial discount from face value. The Fund may hold and trade sovereign debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the International Monetary Fund (the “IMF”) and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from

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foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts.

Brady Bonds.    The Fund may invest in Brady Bonds as part of its investment in sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt pursuant to the Brady Plan (discussed below).

Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or the IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or the IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nation’s reserves. Interest payments may also be collateralized in part in various ways.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payment; and (iv) any uncollateralized interest and principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

ADDITIONAL RISK FACTORS

Risks associated with the Fund and its investment strategies are described in the Prospectus and in the above discussion of the Fund’s investment objective and management policies. The following additional risk factors are intended to supplement the risks described in the Prospectus and other parts of this SAI.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that the Fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Below Investment Grade Fixed Income Securities.    Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have

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some speculative characteristics. Securities rated below Baa by Moody’s or BBB by S&P may have speculative characteristics, including the increased possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.

Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region.    Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

Securities of Developing/Emerging Markets Countries.    A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the

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equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The emerging market countries in which the Fund invests have markets that are less liquid than markets in the U.S. In changing markets the Fund may not be able to sell desired amounts of securities at reasonable prices. Less information is available about these issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

One or more of the risks discussed above could affect adversely the economy of a developing market or the Fund’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments may remain unsettled. There can be no assurance that any investments that the Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of the Fund’s investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Securities of Small Capitalization Companies.    Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than securities of larger capitalization companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Derivative Instruments.    In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager’s expectations will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the portfolio manager’s expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

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Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency and equity swaps. The following are the principal risks associated with derivative instruments:

Market risk:    The instrument will decline in value or an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:    Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk:    The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Fund are not readily marketable and are subject to the Fund’s restrictions on illiquid investments.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio managers to assess the risk and reward of each such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

Special Risks of Using Futures Contracts.    The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the prices of the Futures Contracts, the Fund may buy or sell Futures Contracts in a greater dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the Futures Contracts. Conversely, the Fund may buy or sell fewer Futures Contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the Futures Contracts. It is also possible that, where the Fund has sold Futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the Futures Contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the Futures Contracts.

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Where Futures are purchased to hedge against a possible increase in prices of securities before the Fund is able to invest its cash (or cash equivalents) in U.S. government securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in U.S. government securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures Contract that is not offset by a reduction in the price of securities purchased.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the Fund. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. The Fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund will segregate and commit to back the Futures Contract with an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the Futures Contracts and the portion of the portfolio being hedged, the market prices of Futures Contracts may be affected by certain factors. First, all participants in the Futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures Contracts through offsetting transactions which could distort the normal relationship between the debt securities and Futures markets; second, from the point of view of speculators, the deposit requirements in the Futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the Futures market may also cause temporary price distortions. Due to the possibility of price distortion in the Futures market and because of the imperfect correlation between movements in the debt securities and movements in the prices of Futures Contracts, a correct forecast of interest rate trends by SBFM or Hansberger may still not result in a successful hedging transaction over a very short time frame.

Positions in Futures Contracts may be closed out only on an exchange or board of trade which provides a secondary market for such Futures. Although the Fund intends to purchase or sell Futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a Futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that the Futures Contracts have been used to hedge portfolio securities, such securities will not be sold until the Futures Contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the Futures Contracts. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements of the Futures Contracts and thus provide an offset to losses on Futures Contracts. Successful use of Futures Contracts by the Fund is also subject to SBFM’s and/or Hansberger’s ability to predict correctly movements in the direction of interest rates and other factors affecting markets of debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect debt securities held in its portfolio and prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its Futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sale of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no additional trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

In addition to the risks which apply to all options transactions, there are several special risks relating to options on Futures Contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Fund will not purchase options on Futures Contracts on any exchange unless and until, in SBFM’s and Hansberger’s opinion, the market for such options has developed sufficiently that the risks in connection with options on Futures Contracts are not greater than the risks in connection with Futures Contracts. Compared to the use of Futures Contracts, the purchase of options on Futures Contracts involves less potential risk to the Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a Futures Contract would result in a loss to the Fund when the use of a Futures Contract would not, such as when there is no movement in the prices of debt securities. Writing an option on a Futures Contract involves risks similar to those arising in the sale of Futures Contracts, as described above.

Economic and Monetary Union (EMU).    As part of the EMU, on January 1, 1999 11 European countries adopted a single common currency—the Euro; budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. The European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. However, EMU and the introduction of the Euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions; (ii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund’s portfolio; (iii) uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (iv) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.

Portfolio Turnover.    The Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, the Fund may experience a high rate of portfolio turnover. This may occur, for example, if the Fund writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the portfolio managers deem it desirable to purchase or sell securities or to engage in options transactions. For the fiscal years ended April 30, 2004 and 2005, the Fund’s portfolio turnover rates were 27% and 26%, respectively.

The Fund held the following securities of its regular broker-dealers as of April 30, 2005:

Broker-Dealer	Securities
JP Morgan Chase	$2,154,243
Merrill Lynch, Pierce, Fenner & Smith	2,049,340
Bank of America Corp.	1,508,840

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MASTER/FEEDER FUND STRUCTURE

The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that includes the Manager, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of such Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of CGM or its affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding the Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the Fund that has not been fully reflected by the market.

Under the policy, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.  The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.  The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include the Fund’s portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

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4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.  The Fund’s sector weightings, performance attribution (e.g. analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.  The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons” of the Company (“Independent Directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by a Fund’s Board.

The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Company’s Board of Directors at its next regularly scheduled meeting.

Currently, the Fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website, www.citigroupam.com.

Set forth below is a list, as of April 1, 2005, of those parties with whom CAM, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None

Institutional Shareholders Services (Proxy Voting Services)	As necessary	None

Bloomberg	Quarterly	25 Calendar days after Quarter End

Lipper	Quarterly	25 Calendar days after Quarter End

S&P	Quarterly	25 Calendar days after Quarter End

Morningstar	Quarterly	25 Calendar days after Quarter End

Vestek	Daily	None

Factset	Daily	None

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Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the Fund. Neither the Fund, CAM nor any other affiliated party receives compensation or any other consideration in connection with such arrangements.

INVESTMENT RESTRICTIONS

The Company has adopted the following investment restrictions with respect to the Fund. Restrictions 1 through 8 cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund’s outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time (subject to applicable regulatory provisions). The Fund may not:

  1.  Deviate from the definition of a “diversified company” as defined in the 1940 Act.

  2.  Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except as permitted under the 1940 Act.

  3.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. or foreign government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

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  4.  The Fund will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities.

  5.  The Fund will not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in disposing of portfolio securities.

  6.  The Fund will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and option on futures contracts or (d) investing in or purchasing REIT securities.

  7.  The Fund will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

  8.  The Fund will not borrow money, except that (a) the Fund may borrow from banks in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

  9.  The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

10.  Invest in companies for the purpose of exercising management or control.

11.  Invest in securities of other investment companies, except as part of a merger, consolidation, or acquisition of assets or as permitted by Section 12(d)(1)(A) through (E) of the 1940 Act.

BROKERAGE AND PORTFOLIO TRANSACTIONS

Hansberger is responsible for allocating the Fund’s brokerage. Twice a year, Hansberger, through its securities analysts and trading personnel, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger’s evaluation of all applicable considerations. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, CGM. The Fund will not deal with CGM in any transaction in which CGM acts as principal.

The Fund attempts to obtain the most favorable execution of the Fund’s transactions, that is, the best combination of net price and prompt reliable execution. In the opinion of Hansberger, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, Hansberger takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of

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prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker’s familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

Commissions are negotiated and take into account several factors which typically include, but are not limited to, the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker’s commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Fund takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Fund such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce Hansberger’s expenses in a determinable amount. These various services may, however, be useful to Hansberger in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Fund.

Fund Transactions and Brokerage

Hansberger is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including: the ability and willingness of the broker or dealer to facilitate the Fund’s portfolio transaction by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker or dealer. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. For the fiscal year ended April 30, 2005, the Fund directed brokerage transactions totaling $2,720 to brokers because of research services provided. For the fiscal year ended April 30, 2005, the related transactions on which such commissions were paid totaled $1,880,403.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include: (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In carrying out the provisions of the Sub-Advisory Agreement, Hansberger may cause the Fund to pay to a broker that provides brokerage and research services to Hansberger, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. Hansberger believes it is important to its investment decision-making process to have access to independent research. The Sub-Advisory Agreement provides that such higher commissions will not be paid by the Fund unless Hansberger determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage

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or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hansberger’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to Hansberger by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

From time to time, Hansberger may purchase securities for the Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide Hansberger with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than the rate available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Hansberger may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Hansberger is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Hansberger places portfolio transactions for other advisory accounts, including other mutual funds managed by Hansberger. Research services furnished by firms through which the Fund effects its securities transactions may be used by Hansberger in servicing all of its accounts; not all of such services may be used by Hansberger in connection with the Fund. In the opinion of Hansberger, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by Hansberger. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of Hansberger, such costs to the Fund will not be disproportionate to the benefits received by it on a continuing basis.

If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by Hansberger is considered at or about the same time, transactions in such securities will be allocated on a prorated basis.

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The Board of Directors of the Company has adopted certain policies and procedures incorporating the standard of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to CGM must be “reasonable and fair compared to the commissions, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” Rule 17e-1 and the Fund’s policies and procedures also contain review requirements and require SBFM and Hansberger to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

The Fund has paid the following in brokerage commissions for portfolio transactions:

Fiscal Year Ending April 30	Total Brokerage Commissions	Commissions Paid to CGM and Affiliates	% of Total Brokerage Commissions Paid to CGM and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM and Affiliates
2005	$232,275	$296	0.13%	0.12%
2004	$187,571	$0	0.00%	0.00%
2003	$266,731	$0	0.00%	0.00%

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DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The business and affairs of the Fund are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the Fund are employees of organizations that provide services to the Fund.

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:

Paul Ades Paul R. Ades, PLLC 181 West Main Street, Suite C Babylon, NY 11702 Birth year: 1940	Director	Since 1994	Law Firm of Paul R. Ades PLLC (from April 2000 to Present); Partner in Law Firm of Murov & Ades, Esqs. from November 1976 to March 2000	16	None

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth year: 1937	Director	Since 1981	Professor, Harvard Business School	48	None

Frank G. Hubbard Avatar International Inc. 87 Whittredge Road Summit, NJ 07901 Birth year: 1937	Director	Since 1993	President of Avatar International Inc. (Business Development) (since 1998); Vice President of S&S Industries (Chemical Distribution) (1995-1998)	16	None

Jerome H. Miller c/o Smith Barney Mutual Funds 125 Broad Street New York, NY 10004 Birth year: 1937	Director	Since 1998	Retired	16	None

Ken Miller Young Stuff Apparel Group Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth year: 1942	Director	Since 1994	President of Young Stuff Apparel Group Inc. (since 1963)	16	None

Interested Director:

R. Jay Gerken CFA** CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	185	None

*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the 1940 Act, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

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Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director, CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1962	Chief Anti-Money Laundering Compliance Officer (since 2002) and Chief Compliance Officer (since 2004)	Since 2002	Director, CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the 1940 Act, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

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The following table shows the amount of equity securities owned by the Directors in the Fund and in other investment companies associated with Citigroup supervised by the Directors as of December 31, 2004.

Non-Interested Directors	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Director
Paul R. Ades	$1–$10,000	Over $100,000
Dwight B. Crane	None	Over $100,000
Frank G. Hubbard	None	$10,000-$50,000
Jerome H. Miller	None	Over $100,000
Ken Miller	None	Over $100,000

Interested Director
R. Jay Gerken	$50,001–$100,000	Over $100,000

As of December 31, 2004, none of the above Independent Directors or their immediate family members owned beneficially or of record any securities of the Manager or principal underwriter of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or principal underwriter of the Fund.

Each Director also serves as a director, trustee and/or general partner of certain other mutual funds for which CGM serves as distributor. As of August 9, 2005, the Directors and officers of the Company as a group owned less than 1.00% of the outstanding common stock of the Fund.

As of August 9, 2005 there were no shareholders or “groups” (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) that beneficially owned 5% or more of the outstanding shares of the Fund.

The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K. Miller and J. Miller.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Company’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company’s Secretary. The Nominating Committee did not meet during the Fund’s most recent fiscal year.

No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an

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officer, director or employee of CGM or any of its affiliates a fee of $30,600 per annum plus $3,500 per meeting attended, $100 per telephone meeting attended and reimburses travel and out-of-pocket expenses. The Fund pays a pro rata share of Director fees based upon asset size. During the calendar year ended December 31, 2004 such expenses totaled $6,906. The Directors of the Company were paid the following compensation for the respective periods:

Non-Interested Directors	Aggregate Compensation From the Fund Fiscal Year Ended 04/30/05	Total Pension or Retirement Benefits Paid as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors Calendar Year Ended 12/31/04	Number of Portfolios in Fund Complex Served by Director
Paul R. Ades	$5,510	$0	$101,900	16
Dwight B. Crane	$3,587	$0	$202,325	48
Frank G. Hubbard	$3,913	$0	$79,900	16
Jerome Miller	$3,536	$0	$75,100	16
Ken Miller	$3,913	$0	$79,900	16

Interested Director
R. Jay Gerken(1)	$0	$0	$0	185

(1)	Mr. Gerken is not compensated for his service as a Director because of his affiliation with the Manager.

During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $2,045 in compensation from the Fund for the year ended December 31, 2004.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager and Sub-Advisor.    SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the “Management Agreement”). SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup. Hansberger, a wholly-owned subsidiary of Hansberger Group, Inc., serves as sub-advisor to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). Subject to the oversight of the Manager, Hansberger selects the Fund’s investments. The Management Agreement and the Sub-Advisory Agreement were most recently approved by the Board of Directors, including a majority of the Independent Directors, of the Company, on July 14, 2005. SBFM also provides investment advisory and management services to other investment companies affiliated with CGM.

As compensation for investment management services rendered to the Fund, the Fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.95% of the value of its average daily net assets. As compensation for sub-advisory services rendered to the Fund, SBFM pays Hansberger a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of the Fund’s average daily net assets. SBFM and Hansberger bear all expenses in connection with the performance of their services.

The Management Agreement and Sub-Advisory Agreement for the Fund continue in effect from year to year if such continuance is specifically approved at least annually by the Company’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and in either event, by a majority of the Independent Directors of the Company’s Board with such Independent Directors casting votes in person at a meeting called for such purpose.

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Board Consideration of Management and Sub-Advisory Agreements

At a meeting held on July 14, 2005, the Board of Directors of the Company considered the continuation of the Management Agreement and the Sub-Advisory Agreement for the Fund for another year. The Board of Directors, including the Independent Directors, considered the reasonableness of the investment management fee with respect to the Fund and the sub-advisory fee paid by the Manager to Hansberger in light of the nature, extent and quality of the investment management and sub-advisory services provided and additional benefits received by the Manager and its affiliates in connection with providing services to the Fund. The Board compared the fees charged by the Manager to the Fund and by Hansberger to the Manager to those charged by the Manager and Hansberger to other funds and clients with similar investment objectives and policies as the Fund and to those charged by other investment advisers with respect to similar funds. The Board also considered the Fund’s total expenses in comparison to funds of comparable size and other factors. The Board also considered the performance of the Fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the Fund had performed below the median of its performance universe for all the periods presented. The Board also reviewed the expenses incurred by the Manager and the profitability to the Manager and its affiliates of their services to the Fund. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by the Manager, and benefits accruing to the Manager and its affiliates from administrative and brokerage relationships with affiliates of the Manager. In analyzing the expenses incurred by the Manager with respect to the Fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the Manager and its affiliates as well as the benefits derived by the Manager and its affiliates from the relationship with the Fund. After discussion with the Board, the Manager offered to institute fee breakpoints effective October 1, 2005, acknowledging that the Fund is not yet large enough to realize the benefits of the breakpoints. The Board noted that it had concluded that the Manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the Manager was passing on any benefits of economies of scale to the Fund.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement with respect to the Fund. The Independent Directors were advised by separate independent legal counsel throughout the process.

The Fund or the Manager may terminate the Management Agreement on sixty days’ written notice without penalty. The Management Agreement and Sub-Advisory Agreement will each terminate automatically in the event of assignment (as defined in the 1940 Act).

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Company, the Manager, Hansberger and the Fund’s distributor have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the Company, the Manager, Hansberger and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Directors may not agree with particular policies or votes by the Fund’s Manager or Hansberger, the Board of Directors has approved delegating proxy voting discretion to the Manager and Hansberger believing that the Manager and Hansberger should be responsible for voting because it is a matter relating to the investment decision-making process.

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Attached as Appendix B are summaries of the guidelines that the Manager and Hansberger use to determine how to vote proxies relating to portfolio securities, including the procedures that the Manager or Hansberger use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or Hansberger or any affiliated person of the Fund or the Manager or Hansberger, on the other. These summaries of the guidelines give a general indication as to how the Manager and Hansberger will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager and Hansberger always endeavor to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://www.citigroupam.com and (3) on the SEC’s website at http://www.sec.gov.

Counsel.    Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company. The Independent Directors have selected Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, to serve as their legal counsel.

Independent Registered Public Accounting Firm.     KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected as the Fund’s independent registered public accounting firm to examine and report on the Fund’s financial statements and highlights for the fiscal year ending April 30, 2006.

Custodian.    State Street Bank and Trust Company (the “custodian”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Fund. Under its agreement with the Company on behalf of the Fund, the custodian holds the Fund’s portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The custodian is authorized to establish separate accounts for foreign securities owned by the Fund to be held with foreign branches of other domestic banks as well as with certain foreign banks and securities depositaries. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

Transfer Agent.    Citicorp Trust Bank, fsb (the “transfer agent”), located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund. The transfer agent is an affiliate of CGM. For the fiscal year ended April 30, 2005, the Fund paid transfer agent fees of $ 20,263.

Sub-Transfer Agent.    PFPC Inc. (the “sub-transfer agent”), whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Fund’s sub-transfer agent to render certain shareholder record keeping and accounting service functions.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of April 30, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the

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following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ronald W. Holt	3 registered investment companies with $2.4 billion in total assets under management, of which 1 registered investment company with assets of $2 billion has fees based on performance	1 other pooled investment vehicles with $15.3 million in assets under management	9 other accounts with $353.4 million in total assets under management
Aureole L. W. Foong	N/A	2 other pooled investment vehicles with $75.7 million in assets under management	N/A

Portfolio Manager Compensation

CAM

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Compensation Plan”) for its investment professionals. Each investment professional works as a part of an investment team. The Compensation Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Compensation Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

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Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

SBFM and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based

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management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the investment manager and its affiliates.

Hansberger

Potential Conflicts of Interest.    The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.

Additionally, Hansberger may charge other accounts a performance fee in appropriate circumstances. Performance-based fees may create an incentive for portfolio managers to favor one account over another as Hansberger’s compensation may be higher or lower than it would otherwise have been because the fee will be based on account performance instead of a percentage of assets under management. Any such performance fee will be consistent with the requirements of Rule 205-3 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Hansberger has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation.    As of April 30, 2005, a Hansberger portfolio manager’s compensation generally consists of base salary, bonus, and Hansberger’s Stock Option program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Hansberger employees. In the case of portfolio managers responsible for managing multiple funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

Hansberger compensates each portfolio manager for his management of the Fund. A portfolio manager’s base salary is determined by such manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Hansberger’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is paid on an annual basis and is determined by a number of factors, including, but not limited to, performance of the Fund and other funds managed relative to expectations for how those funds should have performed, given their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the Fund’s portfolio. Additional factors include the portfolio manager’s contributions to the investment management functions within Hansberger, contributions to the development of other investment professionals and supporting staff, and overall contributions to marketing, client service and strategic planning for the organization. The target

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bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the objectives stated above.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each portfolio manager.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Ronald W. Holt	None
Aureole L. W. Foong	None

DISTRIBUTOR

CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund’s distributor pursuant to a written agreement dated June 5, 2000 (the “Distribution Agreement”) which was most recently approved by the Fund’s Board of Directors, including a majority of the Independent Directors, on July 14, 2005.

When payment is made by the investor before the settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor’s brokerage account, and CGM may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as investment in a Smith Barney money market fund (other than Smith Barney Exchange Reserve Fund). If the investor instructs CGM to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and affiliates of CGM that serve the Fund in an investment advisory capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Company’s Board of Directors has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management and Distribution Agreements for continuance.

Class A share sales charges paid to CGM:

Initial Sales Charges

The aggregate dollar amount of commissions on Class A, Class B and Class C shares received by CGM and its affiliates were as follows:

Class A Shares (paid to CGM)

For the fiscal year ended April 30:

2005	$20,000
2004	17,000
2003	4,000

Class C Shares (paid to CGM)

For the fiscal year ended April 30:

2005	$0
2004	3,000
2003	2,000

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Deferred Sales Charges

Class A Shares (paid to CGM)

For the fiscal year ended April 30:

2005	$0
2004	0
2003	0

Class B Shares (paid to CGM)

For the fiscal year ended April 30:

2005	$4,000
2004	5,000
2003	13,000

Class C Shares (paid to CGM)

For the fiscal year ended April 30:

2005	$1,000
2004	0
2003	0

Distribution Arrangements

To compensate CGM for the services it provides and for the expense it bears under the Distribution Agreement, the Company has adopted a services and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Fund pays CGM a distribution fee, with respect to the Class B and Class C shares, primarily intended to compensate CGM for its initial expense of paying its Smith Barney Financial Consultants a commission upon sales of those shares. Such shares’ distribution fees, which are accrued daily and paid monthly, are calculated at the annual rate of 0.75% of the value of average daily net assets attributable to the Class B and Class C shares.

Under its terms, the Plan continues in effect from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount to be spent for the services provided by CGM without shareholder approval, and all amendments of the Plan also must be approved by the Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act). Pursuant to the Plan, CGM will provide the Board of Directors periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Total fees incurred by the Fund under the Plan for the fiscal years ended April 30, 2003, April 30, 2004 and April 30, 2005 were:

2003
Class A Shares	Class B Shares	Class C Shares
$14,806	$103,761	$36,195

2004
Class A Shares	Class B Shares	Class C Shares
$16,374	$103,139	$39,029

2005
Class A Shares	Class B Shares	Class C Shares
$18,690	$102,871	$42,845

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For the fiscal year ended April 30, 2005, CGM incurred the following distribution expenses for the Fund:

Smith Barney Financial Consultants Compensation	Branch Expenses	Advertising Expenses	Printing and Mailing Expenses	Total
$81,284	$30,765	$6,736	$855	$119,640

PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    Class A load-waived shares will be available to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of the Fund through an omnibus account.

Amount of Investment	Sales Charge				Dealers’ Reallowance as % of Offering Price
	% of Offering Price		% of Amount Invested
Less than $25,000	5.00		5.26		4.00
$25,000-49,999	4.25		4.44		3.83
50,000-99,999	3.75		3.90		3.38
100,000-249,999	3.25		3.36		2.93
250,000-499,999	2.75		2.86		2.48
500,000-999,999	2.00		2.04		1.80
1,000,000 and over	0	*	0	*	0	*

*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the Fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by any “purchaser,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares.    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class C Shares.    Class C shares are sold with no sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

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Class Y Shares.    Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. CGM and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class C shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from, or proceeds from a sale of, a Unit Investment Trust (“UIT”) sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase their shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the sub-transfer agent. Share certificates are issued only upon a shareholder’s written request to the sub-transfer agent.

Purchase orders received by the Fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange (“NYSE”), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund’s agent prior to its close of business. For shares purchased through a Service Agent purchasing through CGM, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution, on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder’s Smith Barney brokerage account or redeem the shareholder’s shares of a

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Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant’s employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Smith Barney Financial Consultant’s prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by CGM; (i) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (j) purchases by Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in the CGM ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Class A load-waived shares will be available to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

The Fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the Fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

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Accumulation Privilege—lets you combine the current value of Class A shares of the Fund with all other shares of Smith Barney funds and SmithBarney shares of SB funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $25,000	(4) $250,000
(2) $50,000	(5) $500,000
(3) $100,000	(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

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Eligible Fund Purchases.    Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

Class C shares of Smith Barney Limited Term Portfolio

Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Smith Barney Short Duration Municipal Income Fund

Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Consultant, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Consultant, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases:    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to

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meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Letter of Intent—Class Y Shares.    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund’s Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

“Deferred Sales Charge Shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

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Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred Sales Charge
First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to CGM.

To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”) (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder’s shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1/2. In addition, shareholders who purchased shares subject to a Deferred Sales Charge prior to the date of implementation of this new policy will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption; (e) involuntary redemptions; and (f) redemptions of

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shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Smith Barney Funds Retirement Program

  The Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

The class of shares you may purchase depends on the amount of your initial investment:

Class A Shares.    Class A shares may be purchased by plans investing at least $3 million.

Class C Shares.    Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

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Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual’s spouse and his or her children under the age of 21 purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisors Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant or a Service Agent.

REDEMPTION OF SHARES

General.    The Fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder’s account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor’s Smith Barney Financial Consultant or a Service Agent, or by submitting a written request for redemption to:

Smith Barney Hansberger Global Value Fund

Class A, B, C or Y (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

A written redemption request must (a) state the name of the Fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed, (c) identify the shareholder’s account number, and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

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Share certificates will not be issued. If you currently hold share certificates of the Fund, such certificates will continue to be honored.

Automatic Cash Withdrawal Plan.    An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 will not ordinarily be permitted. The Withdrawal Plan will be carried over on exchanges between funds or Classes of the Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with a Smith Barney Financial Consultant or the sub-transfer agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For further information regarding the automatic cash Withdrawal Plan, shareholders should contact a Smith Barney Financial Consultant or the Fund’s sub-transfer agent.

Telephone Redemption and Exchange Program.    Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in the Fund.)

Redemptions.    Redemption requests of up to $50,000 of any Class or Classes of the Fund’s shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

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Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. Eastern time on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

Additional Information regarding Telephone Redemption and Exchange Program.    Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

Distributions in Kind.    If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

General.    Except as noted below, shareholders of any fund of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same Class of other funds of the Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided your registered representative or your investment dealer is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Class B shares of any fund may be exchanged without a Deferred Sales Charge. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable Deferred Sales Charge of the Fund and, for the purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of the fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

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Class B Exchanges.    In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

Class C Exchanges.    Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

Class A and Class Y Exchanges.    Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding Exchanges.    The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund’s Manager in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund’s policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See “Redemption of Shares—Telephone Redemption and Exchange” Program. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Company reserves the right to modify or discontinue exchange privileges upon 60 days’ prior notice to shareholders.

VALUATION OF SHARES

The Fund’s net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund’s net assets attributable to each Class by the total number of shares of the Class outstanding. Each Class’s net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Presidents’ Day, Good Friday, Martin Luther King Jr. Day, Memorial Day,

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Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. The following is a description of the procedures used by the Fund in valuing its assets.

The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the Manager.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the Manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the Manager believes that they are unreliable, the Manager may price securities using fair value procedures approved by the Board. Because the Fund invests in securities of issuers located in emerging markets—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the Manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the Fund could change on days when you cannot buy or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

The Fund’s policy is to distribute substantially all its investment income (that is, its income other than its net realized capital gains) and net realized capital gains, if any, once a year, normally at the end of the year in which earned or at the beginning of the next year.

If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. In order to avoid the application of a non-deductible excise tax on certain undistributed amounts of

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ordinary income and capital gains, the Fund may make an additional distribution shortly before December 31 in each year of any undistributed ordinary income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.

The per share dividends on Class B and Class C shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund intends to qualify to be treated for each taxable year as a “regulated investment company” under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived from its business of investing in stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income) and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the market value of the Fund’s total assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund’s assets is invested in securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or business or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. The diversification requirements described above may limit the Fund’s ability to engage in hedging transactions by writing or buying options or by entering into futures or forward contracts.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

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The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Gains or losses that the Fund recognizes upon the sale or other disposition of stock or securities will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund sells the stock or security short or acquires a put or writes a call thereon. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on stock or securities will generally be treated as gains and losses from the sale of stock or securities. If an option written for the Fund lapses or is terminated through a closing transaction, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If the Fund sells stock or securities pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the stock or securities delivered in determining the amount of gain or loss on the sale.

At April 30, 2005, the Fund had approximately $22,038,614 of unused capital loss carryforwards. For federal income tax purposes, these amounts are available to be applied against future realized capital gains, if any. The carryovers expire as follows:

April 30, 2008	April 30, 2010	April 30, 2011	Total
$1,273,822	$4,231,110	$16,533,682	$22,038,614

The Fund’s transactions in foreign currencies, forward contracts, options and Futures Contracts (including options and Futures Contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make

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the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, Futures Contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated Futures Contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Passive Foreign Investment Companies.    If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

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Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules, however, apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder

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elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

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Backup Withholding.    The Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s United States federal income tax liabilities.

Notices to Shareholders.    Each shareholder will receive, if appropriate, various written notices after the close of the Fund’s prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund’s prior taxable year. Shareholders should consult their own tax advisors about the status of the Fund’s dividends and distributions for state and local tax purposes.

Other Taxes.    Distributions may also be subject to additional state, local and foreign tax depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Recently enacted legislation generally exempts from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). This legislation applies for taxable years beginning before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real

57

property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ADDITIONAL INFORMATION

The Company was incorporated on September 29, 1981 under the name Hutton Investment Series Inc. The Company’s corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc. respectively.

The Company offers shares of 11 separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes—A, B, C and Y. Each Class of the Fund represents an identical interest in the Fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class (except Class Y) pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company’s Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders’ meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the Director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

As used in this SAI, a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or

58

(b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of the Management Agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a “vote of a majority of the outstanding voting securities” of the Fund; however, the ratification of independent accountants, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

Annual and Semi-Annual Reports.    The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund’s printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the transfer agent.

Legal Matters.    Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

As of the date of this SAI, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Recent Developments.    On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to

59

disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Legg Mason, Inc. Transaction.    On June 24, 2005, Citigroup announced that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, SBFM, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. SBFM is the Fund’s Manager.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Fund’s Management Agreement with the Manager and of the Sub-Advisory Agreement with Hansberger. Therefore, the Company’s Board of Directors will be asked to approve a new Management Agreement between the Fund and the Manager and a new Sub-Advisory Agreement with Hansberger. If approved by the Board, the new Management Agreements and new Sub-Advisory Agreement will be presented to the shareholders of the Fund for their approval.

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FINANCIAL STATEMENTS

The Fund’s annual report for the fiscal year ended April 30, 2005, including the Fund’s audited financial statements, as filed with the SEC on July 8, 2005 (Accession number 0001193125-05-139476) is incorporated by reference, in its entirety, into this SAI.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—portfolio manager driven funds

The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series Funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research, the Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—a solution to funds that stray

The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

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APPENDIX A

Bond (and Note) Ratings

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa—Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in “Aaa” securities.

A—Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca—Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C—Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Services (“S&P”)

AAA—Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

A-1

AA—Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A—Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B and CCC—Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree if speculation than B and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which no interest is being paid.

D—Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

Commercial Paper Ratings

Moody’s

Issuers rated “Prime-1” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated “Prime-2” (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-2

APPENDIX B

Summary of Manager Proxy Voting Policies and Procedures

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

Summary of Hansberger Proxy Voting Policies and Procedures

HGI generally votes proxies for securities we have selected that are held in client accounts, unless the client has directed us to send proxies to the client or another person. We have adopted written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients.

How We Vote Proxies

We generally vote proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Unless a client has given us other instructions, we generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) on these social and political issues, although we sometimes abstain from voting on these issues.

When making proxy voting decisions, HGI generally adheres to its Proxy Voting Guidelines, which have been developed with reference to the positions of ISS. The Guidelines set forth our positions on recurring proxy issues and criteria for addressing non-recurring issues and incorporate many of ISS’s standard operating policies.

We use ISS to assist us in voting proxies. ISS informs us of shareholder meeting dates, forwards proxy materials to us, translates proxy materials printed in a foreign language, and provides us with research on proxy proposals and voting recommendations. Although we may consider ISS’s and others recommendations on proxy issues, we are ultimately responsible for proxy voting decisions.

If a client has an ERISA plan proxy-voting policy and an ERISA plan instructs us to follow it, we will comply with that policy except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective ERISA plan client’s interest in any pooled account (unless voting in this manner would be imprudent or otherwise inconsistent with applicable law).

When We Do Not Vote Proxies

We generally do not vote proxies for securities we have not selected but that are held in a client account, or where we do not have discretionary authority over securities held in a client account. We generally do not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client, and thus it would not be prudent to vote the proxy. For example, HGI customarily and typically does not, and is often unable to vote securities loaned to another party.

HGI will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving the securities outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible or possible. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries’ laws prevent us from selling shares for a period of time before or after a shareholder meeting. We may decide not to vote shares of foreign stocks subject to these restrictions when we believe the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

Conflicts

From time to time, proxy voting proposals may raise material conflicts between the interests of our clients and the interests of HGI and its employees. For example, we may have a material conflict of interest when a company that is soliciting a proxy is an advisory client of HGI or when a proponent of a proxy proposal has a business relationship with HGI. Our Proxy Voting Committee is responsible for monitoring and resolving any proxy voting proposals that present a possible material conflict of interest. If the Proxy Voting Committee determines that HGI may have a material conflict of interest, the Committee generally either will vote the securities according to our Guidelines or in accordance with ISS’s recommendations.

For More Information

You may obtain information from us about how we voted proxies for securities in your account, and a copy of our proxy voting policies and procedures, by calling HGI’s Account Administration department at 954-522-5150.

PART A

PART B

PART C –

OTHER INFORMATION

Item 23. Exhibits

All references are to the Registrant’s registration statement on Form N-1A (the “Registration Statement”) as filed with the SEC on October 2, 1981 (File Nos. 2-74288 and 811-03275).

(a)(1) Articles of Restatement dated September 17, 1993 to Registrant’s Articles of Incorporation dated September 28, 1981, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendments and Certificates of Correction dated November 7, 1994, are incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement filed on November 7, 1994. Articles of Amendment No. 46 filed October 23, 1997 are incorporated by reference to Post-Effective Amendment dated October 23, 1997 (“Post-Effective Amendment No. 46”). Articles of Amendment dated February 27, 1998 are incorporated by reference to Post-Effective Amendment No. 48 dated April 29, 1998. Articles of Amendment dated June 1, 1998 are incorporated by reference to Post-Effective Amendment No. 49 filed on July 16, 1998 (“Post-Effective Amendment No. 49”). Articles of Amendment dated April 29, 2004 are incorporated by reference to Post-Effective Amendment No. 94 filed on April 29, 2004 (“Post-Effective Amendment No. 94). Articles Supplementary dated July 15, 2004 are incorporated by reference to Post-Effective Amendment No. 96 filed on July 16, 2004 (“Post-Effective Amendment No. 96”). Articles Supplementary dated August 23, 2004 are incorporated by reference to Post-Effective Amendment No. 97 filed on August 24, 2004. Articles Supplementary dated January 27, 2005 are incorporated by reference to Post-Effective Amendment No. 104 filed on February 24, 2005.

(b)(1) Registrant’s By-Laws, as amended on September 30, 1992 are incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A (File No. 2-74288) as filed with the Securities and Exchange Commission on April 30, 1993.

(b)(2) Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement filed on April 30, 2003.

(c) Registrant’s form of stock certificate for Smith Barney Hansberger Global Value Fund (“Global Value Fund”) and Smith Barney Hansberger Global Value Small Cap Fund (“Small Cap Fund”) is incorporated by reference to Post Effective Amendment 46.

(d)(1) Investment Advisory Agreement dated July 30, 1993, between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund and Smith Barney Special Equities Fund and Greenwich Street Advisors is incorporated by reference to the Registration Statement filed on Form N-14 on September 2, 1993, File No. 33-50153.

(d)(2) Investment Advisory Agreement on behalf of Smith Barney Growth Opportunity Fund and Smith Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40 filed on June 27, 1995. (“Post Effective Amendment No. 40”).

(d)(3) Investment Management Agreement on behalf of Global Value Fund and Global Small Cap Fund between Registrant and Smith Barney Mutual Funds Management Inc. is incorporated by reference to Post-Effective Amendment No. 46.

(d)(4) Sub-Advisory Agreement on behalf of Global Value Fund and Global Small Cap Fund between MMC and Hansberger Global Investors Inc. is incorporated by reference to Post-Effective Amendment No. 46.

(d)(5) Investment Management Agreements on behalf of Smith Barney Small Cap Growth Fund and Smith Barney Small Cap Value Fund between Registrant and Mutual Management Corp. is incorporated by reference to Post-Effective Amendment No. 49.

(d)(6) Investment Management Agreements on behalf of Smith Barney Premier Selections Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Global Growth Fund are incorporated by reference to Post-Effective Amendment No. 94.

(d) (7) Investment Management Agreement between the Registrant on behalf of Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund and Smith Barney Fund Management LLC (“SBFM”) is incorporated by reference to Post-Effective Amendment No. 96.

(d) (8) Amendment to the Sub-Advisory Agreement between the Registrant on behalf of Global Value Fund, SBFM and Hansberger Global Investors, dated April 23, 2003, incorporated by reference to Post-Effective Amendment No. 98 filed on August 27, 2004.

(d)(9) Form of Investment Management Agreement between the Registrant on behalf of Smith Barney Real Return Strategy Fund and SBFM incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

(d)(10) Form of Sub-Advisory Agreement between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, SBFM and Citigroup Asset Management Limited incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

(d)(11) Form of Sub-Advisory Agreement between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, SBFM and Travelers Investment Management Company incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

(d)(12) Investment Management Agreement between the Registrant, on behalf of Smith Barney Multiple Discipline Funds—All Cap and International Fund, and SBFM incorporated by reference to Post-Effective Amendment No. 106 filed on March 30, 2005.

(d)(13) Sub-Advisory Agreement between SBFM and Causeway Capital Management LLC with respect to Smith Barney Multiple Discipline Funds—All Cap and International Fund incorporated by reference to Post-Effective Amendment No. 106 filed on March 30, 2005.

(e)(1) Distribution Agreement dated July 30, 1993, between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to the registration statement filed on Form N-14 on September 2, 1993. File 33-50153.

(e)(2) Form of Distribution Agreement between the Registrant and PFS Distributors on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40 filed on June 27, 1995.

(e)(3) Form of Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 49.

(e)(4) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 56 filed on February 26, 1999.

(e)(5) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post- Effective Amendment No. 77 filed on December 5, 2000 (“Post- Effective Amendment No. 77”).

(e)(6) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 81 filed on April 26, 2001 (“Post-Effective Amendment No. 81”).

(f) Not Applicable.

(g)(1) Custodian Agreement with PNC Bank, National Association is incorporated by reference to Post – Effective Amendment No. 44 filed on April 29, 1997.

(g)(2) Custodian Agreement with Chase Manhattan Bank is incorporated by reference to Post–Effective Amendment No. 46.

(g)(3) Custodian Agreement with State Street and Trust Company is incorporated by reference to Post–Effective Amendment No. 86.

(h)(1) Transfer Agency and Registrar Agreement dated August 5, 1993 with First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 31 as filed on December 22, 1993 (“Post- Effective Amendment No. 31”).

(h)(2) Sub-Transfer Agency Agreement between the Registrant and PFS Shareholders Services on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40.

(h)(3) Form of Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 77.

(h)(4) Form of Sub-Transfer Agency Agreement dated October 1, 1999 between City Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 77.

(h)(5) Form Sub-Transfer Agency Agreement between Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 81.

(i) Opinion of Robert A. Vegilante, Deputy General Counsel of Smith Barney Mutual Funds Management Inc., filed with the Registrant’s Rule 24f-2 Notice (accession No. 000091155-97-00104) incorporated by reference.

(j)(1) Consent of independent registered public accounting firm filed herein.

(j)(2) Power of Attorney is incorporated by reference to Post-Effective Amendment No. 89 filed on January 28, 2003.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Amended Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Special Equities Fund and Smith Barney European Fund and Smith Barney, Inc. (“Smith Barney”) are incorporated by reference to Post-Effective Amendment No. 37 filed on November 3, 1994 (Post-Effective Amendment No. 37”).

(m)(2) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Growth Opportunity Fund and Smith Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40.

(m)(3) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of the Global Value Fund and Small Cap Fund is incorporated by reference to Post-Effective Amendment No. 46.

(m)(4) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of each of its series is incorporated by reference to Post-Effective Amendment No. 49.

(m)(5) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment No. 77.

(m) (6) Amended and Restated Shareholder Services and Distribution Plan pursuant to 12b-1 between the Registrant and Citigroup Global Markets Inc. is incorporated by reference to Post-Effective Amendment No. 94.

(m)(7) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of its series Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund and Citigroup Global Markets Inc. incorporated by reference to Post-Effective Amendment No. 96.

(m)(8) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 for the Registrant on behalf of its series Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund and PFS Distributors Inc. incorporated by reference to Post-Effective Amendment No. 96.

(m)(9) Form of Shareholder Services and Distribution Plan pursuant to Rule 12b-1 for the Registrant on behalf of its series Smith Barney Real Return Strategy Fund and Citigroup Global Markets Inc. incorporated by reference to Post-Effective Amendment No. 101 filed on November 26, 2004.

(m)(10) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of its series Smith Barney Multiple Discipline Funds—All Cap and International Fund and Citigroup Global Markets Inc. incorporated by reference to Post-Effective Amendment No. 106 filed on March 30, 2005.

(n) Not Applicable.

(o) Form of Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement.

(p)(1) Revised Code of Ethics is incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement.

(p)(2) Code of Ethics of Salomon Smith Barney is incorporated by reference to Post-Effective No. 89 to the Registrant’s Registration Statement on Form N-1A (File No. 2-74288) as filed with the Securities and Exchange Commission on January 28, 2003 (“Post-Effective Amendment No. 89”).

(p)(3) Code of Ethics of PFS Distributors, Inc. is incorporated by reference to Post-Effective No. 89.

(p)(4) Code of Ethics of Citigroup Asset Management Limited is incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

(p)(5) Code of Ethics of Causeway Capital Management LLC is incorporated by reference to Post-Effective Amendment No. 104 filed on February 24, 2005.

(p)(6) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies (As amended April 1, 2005) is incorporated by reference to Post-Effective Amendment No. 107 filed on April 29, 2005.

Item 24.

None.

Item 25. Indemnification

The response to this item is incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement filed on Form N-14 on October 8, 1993 (File No. 33-50153).

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser – Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) (“Smith Barney Fund Management”). Smith Barney Fund Management was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is an indirect wholly-owned subsidiary of Citigroup Inc.

Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27. Principal Underwriters

(a) Citigroup Global Markets Inc. (“CGM”) (formerly Salomon Smith Barney Inc.), the Registrant’s distributor, is the distributor for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund, Inc., Smith Barney Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Distributors, Inc. (“PFS Distributors”), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds, Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets Inc. is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

(1)	Smith Barney Investment Funds Inc.

125 Broad Street

New York, New York 10004

(2)	Smith Barney Fund Management LLC

399 Park Avenue

New York, New York 10022

(3)	State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

(4)	Citicorp Trust Bank, fsb

125 Broad Street

New York, New York 10004

(5)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

(6)	PFS Distributors Inc.

3120 Breckinridge Blvd.

Duluth, Georgia 30099-0001

Item 29. Management Services

Not Applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 26th day of August, 2005.

SMITH BARNEY INVESTMENT FUNDS INC.

By:	/s/ R. Jay Gerken*
R. Jay. Gerken
Chairman of the Board
(Chief Executive Officer)

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ R. Jay Gerken R. Jay Gerken	Chairman of the Board (Chief Executive Officer)	August 26, 2005

/s/Kaprel Oszolak Kaprel Oszolak	Treasurer (Chief Financial Officer)	August 26, 2005

/s/ Paul R. Ades * Paul R. Ades	Director	August 26, 2005

/s/ Dwight B. Crane* Dwight B. Crane	Director	August 26, 2005

/s/ Frank Hubbard * Frank Hubbard	Director	August 26, 2005

/s/ Jerome Miller * Jerome Miller	Director	August 26, 2005

/s/ Ken Miller * Ken Miller	Director	August 26, 2005

*	Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated September 20, 2002.

/s/ R. Jay Gerken
R. Jay Gerken

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(j)(1)	Consent of independent registered public accounting firm